[PICTURE APPEARS HERE]

Semi-Annual Report June 30, 2001

State Farm Equity Fund

State Farm Small Cap Equity Fund
 State Farm International Equity Fund
  State Farm S&P 500 Index Fund
   State Farm Small Cap Index Fund
    State Farm International Index Fund
     State Farm Equity and Bond Fund
      State Farm Bond Fund
       State Farm Tax Advantaged Bond Fund
        State Farm Money Market Fund

[STATE FARM MUTUAL FUNDS/TM/ LOGO]

Invest with a Good Neighbor/TM/

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semi-annual

Message from Susan D. Waring

The stock and bond markets have continued to prove their volatility over the last several months. Out of record highs of 2000 came the lows of early 2001. It is not the first time we, as investors, have experienced this type of activity. Chances are it will not be the last.

The last half of 2000 and the first half of 2001 did not produce the strongest results and many people saw their investments dwindling. We understand that you as an investor are concerned about the direction the markets have taken and we realize that, viewed in the short-term, your investments may not be performing as expected. However, the current conditions reinforce the need to take a long-term view. Don't let temporary uncertainty cause you to lose sight of the reason you invested in the first place.

We began offering State Farm Mutual Funds(TM) because we wanted to assist our customers in pursuing their financial goals. Our experienced team of fund managers are committed to making sure the investments held in our portfolios are properly selected to meet the objectives of each fund.

We believe having a Registered State Farm Agent available to discuss your goals is what will ultimately set our funds apart from the rest. Your goals will change over time. A new home may be your first target, or education plans for a child, or a comfortable retirement that provides you with regular income. By continuing to discuss your plans for the future with a registered agent, you can make changes in your investments that reflect the changes in your life. Your Registered State Farm Agent will be glad to sit down with you to answer any questions you may have and to guide you through the many options available with State Farm Mutual Funds.

[PHOTO]

Please take some time to review the information in this semi-annual report. Our fund managers have provided useful details about the securities held in each fund portfolio to let you know how your money is invested. We know there are a number of mutual funds from which to choose and we are confident State Farm Mutual Funds can help you with your investment needs.

Sincerely,

/s/ Susan D. Waring
----------------------
Susan D. Waring
Vice President

State Farm VP Management Corp.


          Table of Contents

Message from Susan Waring .......................     1

Letter to Shareowners ...........................     2
The Economy and Markets .........................     3
Portfolio of Investments
   Equity Fund ..................................    10
   Small Cap Equity Fund ........................    12
   International Equity Fund ....................    15
   Equity & Bond Fund ...........................    18
   Bond Fund ....................................    19
   Tax Advantaged Bond Fund .....................    21
   Money Market Fund ............................    24

Financial Statements
   Statements of Assets and Liabilities .........    26
   Statements of Operations .....................    28
   Statements of Changes in Net Assets ..........    32

Notes to Financial Statements ...................    36

Financial Highlights  ...........................    48
Master Index Portfolios
Portfolio of Investments
   S&P 500 Index Fund ...........................    68
   Small Cap Index Fund .........................    75
   International Index Fund .....................    93

Financial Statements
   Statements of Assets and Liabilities .........    94
   Statements of Operations .....................    96
   Statements of Change in Net Assets ...........    98
   Notes to Financial Statements ................   100

This report must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust. Distributor: State Farm VP Management Corp.

                                                                          report

Message to Mutual Fund Trust Customers from Kurt Moser and Paul Eckley Senior Vice Presidents of State Farm Investment Management Corp.

The general trends which existed in financial markets during the last half of 2000 have more or less continued over the past six months. Common stock markets have been choppy with prices in many sectors of the markets declining as corporate profits have fallen significantly. Interest rates on good quality bonds with short and intermediate maturities have moved sharply lower causing their prices to increase. However, yields on long-term bonds have tended to rise somewhat since year-end 2000 resulting in a decline in their prices.

Recent investment results of the State Farm Mutual Fund Trust Funds have reflected these trends. Net asset values of the Small Cap Index Fund and Small Cap Equity Fund have improved over the last six months, while net asset values of the Bond and Tax Advantaged Bond Funds have not changed much. Net asset values of the Equity, S&P 500 Index, International Equity, International Index, and Equity and Bond Funds declined notably during the first half of 2001.

You undoubtedly are aware that it is not unusual for net asset values of the various Funds to change differently during a time period because each has unique objectives and orientations. The net asset value of each Fund is calculated by aggregating values of all investments and other assets held by the Fund, subtracting the Fund's liabilities, and then dividing by the number of shares outstanding. The value of each investment is determined by multiplying the price of each security times the amount held.

Prices for individual securities are established in financial markets. Financial markets regularly attempt to establish prices as investors and speculators enter into transactions after considering many factors which become quite complex when they are somehow melded into the price of a stock or bond. Although probably not a complete list, it seems that investors consistently consider the following fundamental matters when making purchase and sale decisions in stock and bond markets:

Common Stocks and Bonds

 .Conditions in domestic and international economies

 .Present level and anticipated future direction of interest rates

 .Financial health of issuer of securities

 .Competitive position of issuer in relevant markets for its products and/or services

 .Ease of buying or selling security readily -- often called liquidity

Common Stocks

 .Ability of company to grow revenues, earnings and dividends

 .Relative price of stock after considering valuation metrics (such as price/earnings ratio, earnings growth rate, dividend yield, book value, etc.)

Bonds

 .Maturity date

 .Credit quality or capability of issuer to pay interest and principal when due

 .Yield to maturity compared to other bonds with similar maturities

Finally, these factors are assimilated into a security's price by human beings who are driven by two conflicting economic emotions -- fear and greed.

In creating the equity portion of your long-term investment program, you have the opportunity to select State Farm Mutual Funds with active management or index orientations to portfolio management in the large cap, small cap and international sectors of stock markets. Portfolio managers of the actively managed Funds consider the above factors and employ investment judgment in selecting specific securities. The index Funds have the objective of mirroring returns of specified indices. Portfolio managers of the index Funds select securities for the portfolios with no, or very little, attention being given to the factors which we have mentioned. Securities in the index Funds are chosen only because they are included in the indices.

Regardless of your preference for State Farm's actively managed or index mutual funds, we feel it is very important that you are aware of the basic factors which tend to drive prices of individual securities. By having that awareness, you are more likely to view your investments in the equity Funds as ownership of companies rather than just holding a commodity-like mutual fund. We believe that distinction is critical in developing a long-term viewpoint for your investments. As an indirect owner of the companies included in the investment portfolios of the Funds, you participate in their long-term business results. Ultimately it seems the price of each equity investment of the Funds is primarily determined by specific fundamental economic factors which affect that particular company.

Investments of the Bond Fund and Tax Advantaged Bond Fund are selected primarily based on the credit quality of the issuers and the maturity of the bond issues. As discussed above, prices of bonds are also driven by fundamental economic factors.

Formulation of a suitable long-term investment program and adherence to it is critical to the potential accumulation of wealth. Although a profit cannot be assured, investors can probably best cope with the volatility of financial markets by viewing investments in the suitable State Farm Mutual Funds as long-term commitments and regularly making new purchases of the Funds' shares. Your Registered State Farm Agent can help you select the Fund or Funds that match your long-term investment objectives and tolerance for risk. We encourage you to be patient with your investments and to be prepared to ride out market fluctuations, large and small in both directions, which will inevitably occur.

We have included discussions of the U.S. Economy, U.S. Equity Market, U.S. Bond Market, International Economies and Markets which follow on pages 3 and 4.

/s/ Kurt G. Moser                 /s/ Paul N. Eckley
---------------------             ----------------------
Kurt G. Moser                     Paul N. Eckley
Senior Vice President             Senior Vice President

The U.S. Economy

The U.S. economy is now growing at its weakest pace in eight years. The current estimate of real GDP growth for the second quarter of 2001 is 0.7%. This follows 1.3% and 1.9% growth, respectively, in the first quarter of 2001 and fourth quarter of 2000. Over the twelve months ended June 30, 2001, recent revisions place GDP growth at 1.3%, and growth for calendar year 2000 is now calculated at 4.1%.

The slowdown has been most severe in the manufacturing sector. Business capital spending has been dismal and continues to slow. Substantial inventory reductions in the last twelve months are an indication of the difficult conditions which exist for many companies. Of course, rebuilding inventories will ultimately provide impetus for improved growth at some point.

Consumer spending continues at a remarkably healthy pace. Auto and home sales remain good. Undoubtedly, the spending will decline as unemployment increases, but any decrease in spending will start from fairly robust levels. Furthermore, the one-time tax rebate will likely offset some of the natural cyclical tendency for reduced consumption.

Exports are not providing notable support for our economy at this time as the value of the U.S. dollar is high, and growth in foreign economies is slowing.



Economic Growth and Inflation

[GRAPH]

Economic growth is represented by the percentage change in Real Gross Domestic Product. Percentage change in the Consumer Price Index-Urban is used for inflation.

*Represents latest 12 months available.

GDP-ISI Group

Inflation-U.S. Bereau of Labor Statistics

The U.S. Equity Market

The U.S. stock market has been choppy during the first 6 months of 2001 with prices in many sectors of the market declining further. The S&P 500(R) Index experienced a negative (6.7)% total return for the first half of the year.

Stock prices of large companies which are categorized as growth stocks have generally been struggling since the end of 1998. The S&P 500 Index, which is dominated by large capitalization growth stocks, has declined 0.5% in price since December 31, 1998 and dropped 7.3% since December, 2000.

The stocks of small and mid-size companies have tended to outperform the equities of large companies over the past 2 1/2 years/1/. Total return of 7.0% was produced by the Russell 2000(R) Index over the 6 months ended June 30, 2001. The Russell 2000 Index is composed of small companies. It has risen in price by 22.2% since the end of 1998 and 6.6% over the last six months.

So-called value stocks have been the best performers recently. Although definitions are not precise, stocks are placed in the value category when earnings are expected to grow at rates less than those of companies in the S&P
500. Also, value stocks tend to trade at lower price earnings ratios, higher dividend yields and lower price to book value ratios than growth stocks.

Prior to 1999 large capitalization growth stocks had performed significantly better than small stocks and value stocks for an extended period of time.
----------
(1) The stocks of small companies are more volatile than the stocks of larger, more established companies.

The U.S. Bond Market

Activity in money and bond markets over the last six months has been heavily influenced by the Federal Reserve's aggressive easing of monetary policy which began in early January. In reaction to the weak economy, the Federal Open Market Committee has reduced the target federal funds rate a cumulative 275 basis points (a basis point is .01%), or around 45%, on six occasions. This is the fastest move ever under Chairman Greenspan's leadership. The target rate now stands at 3 3/4%, its lowest level in seven years, after the latest cut on June
27. Most central banks across the world have also moved to accommodating monetary stances.

During the first 2 1/2 months of 2001, market interest rates trended somewhat lower with the declines in short-term interest rates. However, since the latter part of March, yields on long-term U.S. Treasury bonds have risen around 50 basis points, while short-term interest rates were being reduced 125 basis points. Currently, yields on 10-year U.S. Treasury Notes stand at levels which are 30 basis points higher than at year-end 2000, but yields on investment-grade corporate bonds have generally only risen around 10 basis points over that same period.

The rise in bond yields in not unusual late in an easing cycle. At some point, bond market participants begin to believe that the central bank has lowered interest rates sufficiently to ensure an economic recovery. If further easing of monetary policy occurs beyond that point, bond investors worry that the economy may be stimulated too much and higher inflation may result. However, having made this observation, the quick change in the apparent consensus thinking of the bond markets after only three months of Fed easing is atypical. This is another example of how rapidly capital markets adjust these days and the impact expectations of investors and speculators have on capital markets. Only time will tell us if the expectations presently reflected in the markets prove to be correct.

The Lehman Brothers Aggregate Bond Index produced a total return of 3.6% for the six months ended June 30, 2001, while the Lehman Municipal Index generated a 3.0% return. These indices are considered representative of the markets for U.S. investment-grade taxable and municipal bonds.

International Economies and Markets

Economic slowdowns are also occurring in most developed countries across the world. The economic situation in Japan remains particularly troublesome. AdditionalLy, growth in many East Asian emerging economies is now declining rapidly. Economic activity in Argentina and Turkey is presently negative as those countries cope with well publicized economic, financial and currency problems.

Virtually all international stock markets in the developed world posted substantial negative returns in U.S. dollar terms over the first half of 20011. The EAFE(R) Index which is a broad stock market index that encompasses markets through the developed free world, experienced a negative (14.9)% return in U.S. dollars for the 6 months ended June 30, 2001.

Interest rates on short-term obligations generally fell internationally over the past 6 months, while yields on long-term bonds have not changed much.
---------
/(1)/ Investing in foreign securities involves risks not normally associated less with investing in the U.S. including higher trading and custody costs, stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates.

                          STATE FARM MUTUAL FUND TRUST
Equity Fund

The Equity Fund seeks long-term growth of capital.

At June 30, 2001, common stocks represented 97% of the Equity Fund's total assets. The manager, State Farm Investment Management Corp., seeks to purchase the common stocks of large U.S. companies that are considered well run and able to generate long-term capital appreciation.

The Equity Fund experienced negative total returns of (11.93)% for Class A shares and (12.04)% for Class B shares excluding sales charges during the six months ended June 30, 2001.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Small Cap Equity Fund

The Small Cap Equity Fund seeks long-term growth of capital.

At June 30, 2001, common stocks made up 91% of the Small Cap Equity Fund's total assets. The Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases these securities. The basic investment philosophy of the sub-advisor, Capital Guardian Trust Company ("Capital Guardian") is to seek undervalued securities that represent good long-term investment opportunities.

The Small Cap Equity Fund generated total returns of 4.60% for Class A shares and 4.40% for Class B shares excluding sales charges during the six months ended June 30, 2001.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.
---------------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Since inception total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses.

International Equity Fund

The International Equity Fund seeks long-term growth of capital.

At June 30, 2001, common stocks comprised 92% of the International Equity Fund's total assets.

The Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. The Fund invests in securities that its sub-advisor, Capital Guardian, thinks are undervalued and represent good long-term investment opportunities.

Investment results of the International Equity Fund showed negative total returns of (13.69)% for Class A shares and (13.90)% for Class B shares excluding sales charges during the six months ended June 30, 2001.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

S&P 500 Index Fund

The S&P 500 Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index/1/.

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the S&P 500 Index Master Portfolio, which holds each of the stocks that make up the S&P 500 Index. Barclays Global Fund Advisors is the investment adviser to the S&P 500 Index Master Portfolio and seeks to achieve investment performance that is similar to the S&P 500 Index by staying as fully invested as practicable in common stocks. The S&P 500 Index contains 500 stocks and is a widely used measure of large U.S. company stock performance.

The S&P 500 Index Fund had negative total returns of (7.11)% for Class A shares and (7.32)% for Class B shares excluding sales charges during the six months ended June 30, 2001.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.
---------------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Since inception total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses.

/(1)/ "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Small Cap Index Fund

The Small Cap Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000(R) Small Stock Index/1/.

The Small Cap Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the Russell 2000 Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the Russell 2000 Index Master Portfolio, which seeks to achieve investment performance for the Russell 2000 Index Master Portfolio that is similar to the Russell 2000 Index by staying as fully invested as possible in common stocks. The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

The Russell 2000 Index is an unweighted index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

The Small Cap Index Fund produced total returns of 6.23% for Class A shares and 6.04% for Class B shares excluding sales charges during the six months ended June 30, 2001.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

International Index Fund

The International Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index")/2/.

The International Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the International Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the International Index Master Portfolio. The International Index Master Portfolio seeks to match the performance of the EAFE Free Index by investing in common stocks included in the Index and by staying as fully invested as possible in common stocks. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

The International Index Fund experienced negative total returns of (15.07)% on Class A shares and (15.27)% on Class B shares excluding sales charges during the six months ended June 30, 2001.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

-----------
     Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

     Since inception total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses.

/(1)/ The Russell 2000(R)Index is a trademark/service mark, and Russell(TM)is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund ("the Fund") is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

/(2)/ The EAFE(R) Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). The State Farm International Index Fund ("the Fund"), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust's Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Equity & Bond Fund

The Equity and Bond Fund seeks long-term growth of principal while providing some current income.

The Equity and Bond Fund invests all of its assets in shares of the Equity Fund and the Bond Fund. It is managed by State Farm Investment Management Corp. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. The mix of assets was in line with these targets on June 30, 2001.

The Equity & Bond Fund experienced negative total returns of (5.80)% for Class A and (5.70)% for Class B shares excluding sales charges during the six months ending June 30, 2001.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*See footnotes for the Equity Fund and the Bond Fund for description of indices

Bond Fund

The Bond Fund seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

The Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in investment grade bonds issued by U.S. companies. The Bond Fund may invest in the following instruments:

 . Corporate debt securities
 . U.S. government debt securities
 . Foreign government debt securities
 . Asset backed and mortgage backed securities
 . Other issuer debt securities

The Bond Fund provided total returns of 3.07% for Class A shares and 2.86% for Class B shares excluding sales charges during the six months ended June 30, 2001.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                     [GRAPH]

*The Lehman Brothers Aggregate Bond Index contains approximately 4,716 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $150 million.

The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.
------------------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Since inception total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses.

Tax Advantaged Bond Fund

The Tax Advantaged Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

The Tax Advantaged Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in a diversified selection of municipal bonds. Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

The Tax Advantaged Bond Fund produced total returns of 1.89% for Class A shares and 1.69% for Class B shares excluding sales charges during the six months ended June 30, 2001.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                    [GRAPH]

*The Lehman Brothers Municipal Bond Index includes approximately 41,492 municipal bonds which are selected to be representative of the market. To be included in the Index, a municipal Bond must meet the following criteria: have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least 5 million; have been issued since December 31, 1991; and have a maturity of at least one year.

The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differ from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.


Money Market

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

-----------------

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Since inception total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3%, and includes all other applicable fees and expenses.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2001
                                  (Unaudited)

                                          Shares         Value
                                         --------     ----------
Common Stocks (97.3%)

Agriculture, Foods, & Beverage (5.3%)
Archer-Daniels-Midland Co.                 23,000     $  299,000
Campbell Soup Co.                           3,400         87,550
Kellogg Co.                                 3,900        113,100
McCormick & Co. Inc.                        4,700        197,494
Pepsico Inc.                               13,400        592,280
Sara Lee Corp.                              7,000        132,580
Sysco Corp.                                13,200        358,380
The Coca-Cola Co.                          18,600        837,000
                                                      ----------
                                                       2,617,384
                                                      ----------
Banks (6.0%)
ABN Amro Holding NV                         6,900        130,052
Bank of America Corp.                      10,600        636,318
M&T Bank Corp.                              1,300         98,150
Northern Trust Corp.                        2,300        143,750
Popular Inc.                                7,300        240,462
SouthTrust Corp.                            9,400        244,400
SunTrust Banks Inc.                         6,100        395,158
Wachovia Corp.                              4,600        327,290
Wells Fargo & Co.                          16,400        761,452
                                                      ----------
                                                       2,977,032
                                                      ----------
Chemicals (1.7%)
Air Products & Chemicals Inc.               5,500        251,625
EI du Pont de Nemours and Co.               7,700        371,448
Syngenta AG ADR (a)                           534          5,767
The Dow Chemical Co.                        6,500        216,125
                                                      ----------
                                                         844,965
                                                      ----------
Computer Software & Services (5.3%)
Automatic Data Processing Inc.              4,700        233,590
Check Point Software Technologies
  Ltd. (a)                                 1,050          53,099
EMC Corp. (a)                              10,300        299,215
Microsoft Corp. (a)                        21,300      1,554,900
Oracle Corp. (a)                           26,100        495,900
                                                      ----------
                                                       2,636,704
                                                      ----------
Computers (3.9%)
Hewlett-Packard Co.                        31,700        906,620
International Business Machines Corp.       8,900      1,005,700
                                                      ----------
                                                       1,912,320
                                                      ----------
Consumer & Marketing (5.5%)
Clorox Co.                                  2,300         77,855
Colgate-Palmolive Co.                       6,800        401,132
Kimberly Clark Corp.                        2,700        150,930
McDonald's Corp.                           12,800        346,368
Nestle SA ADR                              11,700        622,440
The Gillette Co.                           18,900        547,911
The Procter & Gamble Co.                    9,300        593,340
                                                      ----------
                                                       2,739,976
                                                      ----------
Electronic/Electrical Mfg. (10.1%)
ABB Ltd.                                    4,000         60,689
Agilent Technologies Inc. (a)               6,700        217,750
Applied Materials Inc. (a)                  6,100        299,510
Emerson Electric Co.                        4,300        260,150
General Electric Co.                       45,000      2,193,750
Intel Corp.                                40,100      1,172,925
KLA Tencor Corp. (a)                        4,800        280,656
Linear Technology Corp.                     2,500        110,550
Texas Instruments Inc.                     11,800        371,700
                                                      ----------
                                                       4,967,680
                                                      ----------
Financial Services (5.0%)
American Express Co.                        9,500        368,600
Charles Schwab Corp.                        7,500        114,750
Citigroup Inc.                             30,000      1,585,200
Intuit Inc. (a)                             2,700        107,973
MBNA Corp.                                  9,500        313,025
                                                      ----------
                                                       2,489,548
                                                      ----------
Health Care (17.5%)
Abbott Laboratories                        10,200        489,702
Allergan Inc.                               1,200        102,600
American Home Products Corp.                6,300        368,172
Amgen Inc. (a)                              5,500        333,740
Baxter International Inc.                   4,800        235,200
Biomet Inc.                                 4,300        206,658
Bristol-Myers Squibb Co.                    8,200        428,860
Eli Lilly & Co.                             7,000        518,000
GlaxoSmithKline PLC (a)                     3,300        185,460
Guidant Corp.                               2,800        100,800
Johnson & Johnson                          34,800      1,740,000
Medtronic Inc.                              9,300        427,893
Merck & Co. Inc.                           19,500      1,246,245
Pfizer Inc.                                43,400      1,738,170
Pharmacia Corp.                             6,700        307,865
Schering Plough Corp.                       6,600        239,184
                                                      ----------
                                                       8,668,549
                                                      ----------
Machinery & Manufacturing (4.2%)
AptarGroup Inc.                             4,900        158,907
Caterpillar Inc.                           13,500        675,675
Illinois Tool Works Inc.                    7,100        449,430
Minnesota Mining & Manufacturing Co.        6,700        764,470
                                                      ----------
                                                       2,048,482
                                                      ----------
Media & Broadcasting (4.1%)
Reuters Group PLC ADR                       3,300        256,575

                See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2001
                                  (Unaudited)

                                          Shares        Value
                                        ---------    -----------
Common Stocks (Cont.)

Media & Broadcasting (Cont.)
The Walt Disney Co.                        29,800    $   860,922
Viacom Inc. Class B (a)                    17,400        900,450
                                                     -----------
                                                       2,017,947
                                                     -----------
Mining & Metals (1.3%)
Billiton PLC (a)                           20,000        100,260
Newmont Mining Corp.                        3,600         66,996
Nucor Corp.                                 3,000        146,670
Rio Tinto PLC ADR                           4,700        341,455
                                                     -----------
                                                         655,381
                                                     -----------
Oil & Gas (8.5%)
Anadarko Petroleum Corp.                    1,600         86,448
BP Amoco PLC ADR                           16,600        827,510
Chevron Corp.                               5,500        497,750
Devon Energy Corp.                          2,000        105,000
Exxon Mobil Corp.                          23,400      2,043,990
Royal Dutch Petroleum Co. ADR              10,900        635,143
                                                     -----------
                                                       4,195,841
                                                     -----------
Pharmaceuticals (0.5%)
Astrazeneca PLC SP ADR                      4,300        201,025
Novartis AG-ADR (a)                         1,400         50,610
                                                     -----------
                                                         251,635
                                                     -----------
Retailers (4.7%)
Home Depot Inc.                            13,300        619,115
Wal-Mart Stores Inc.                       31,400      1,532,320
Walgreen Co.                                5,600        191,240
                                                     -----------
                                                       2,342,675
                                                     -----------
Technology (0.4%)
Lattice Semiconductor Corp. (a)             3,900         95,160
SAP AG (a)                                    300         41,768
Solectron Corp. (a)                         3,100         56,730
                                                     -----------
                                                         193,658
                                                     -----------
Telecom & Telecom Equipment (12.4%)
ADC Telecommunications Inc. (a)            21,000        138,600
AT&T Corp. (a)                              6,200        101,370
BellSouth Corp.                            14,300        575,861
Cisco Systems Inc. (a)                     35,400        644,280
Corning Inc.                                9,200        153,732
Extreme Networks Inc. (a)                   1,400         41,300
Level 3 Communications Inc. (a)             2,100         11,529
LM Ericsson Telephone Co. ADR              54,500        295,390
Lucent Technologies Inc.                   14,700         91,140
Motorola Inc.                              15,600        258,336
Nokia Corp. ADR                            15,400        339,416
Nortel Networks Corp.                      27,500        249,975
Qwest Communications International Inc.     6,000        191,220
SBC Communications Inc.                    30,800      1,233,848
Telefonica SA ADR (a)                       1,768         65,840
Tellabs Inc. (a)                            6,000        116,280
Verizon Communications                     17,200        920,200
Vodafone Group PLC ADR                     13,400        299,490
WorldCom Inc. (a)                          27,500        390,500
XO Communications Inc. (a)                  3,400          6,528
                                                     -----------
                                                       6,124,835
                                                     -----------
Utilities & Energy (0.9%)
Duke Energy Corp.                           7,100        276,971
The AES Corp. (a)                           3,600        154,980
                                                     -----------
                                                         431,951
                                                     -----------
Total Common Stocks
(cost $56,561,150)                                    48,116,563
                                                     -----------
                                        Shares or
                                        principal
                                         amount         Value
                                        ---------    -----------
Short-term Investments (4.9%)
JP Morgan Vista Treasury Plus Money
  Market Fund                           2,438,812    $ 2,438,812
                                                     -----------
Total Short-term Investments
(cost $2,438,812)                                      2,438,812
                                                     -----------
TOTAL INVESTMENTS (102.2%)
(cost $58,999,962)                                    50,555,375

LIABILITIES, NET OF OTHER ASSETS(-2.2%)              (1,097,253)
                                                     -----------
NET ASSETS (100.0%)                                  $49,458,122
                                                     ===========

(a) Non-income producing security.

At June 30, 2001, net unrealized depreciation of $8,444,587 consisted of gross unrealized appreciation of $1,905,288 and gross unrealized depreciation of $10,349,875 based on cost of $58,999,962 for federal income tax purposes.

ADR - American Depository Receipt

                 See accompanying notes to financial statements

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2001
                                   (Unaudited)

                                        Shares          Value
                                      -----------    -----------
Common Stocks (90.7%)

Commercial Service/Supply (5.9%)
Banta Corp.                                11,000    $   322,300
Emmis Communications Corp. (a)              5,700        175,275
Entercom Communications Corp. (a)           5,300        284,133
Entravision Communications Corp. (a)       14,000        172,200
Harris Interactive Inc. (a)                23,100         57,750
Korn Ferry International (a)                5,200         80,600
Nanometrics Inc. (a)                       14,500        398,561
On Assignment Inc. (a)                      7,200        129,600
Radio One Inc. (a)                         25,400        560,070
Resources Connection Inc. (a)               6,000        155,040
Sirius Satellite Radio Inc. (a)            10,000        121,900
Therma-Wave Inc. (a)                       25,000        476,750
Young Broadcasting Inc. (a)                 5,200        174,616
                                                     -----------
                                                       3,108,795
                                                     -----------
Consumer Discretionary (15.6%)
Adolph Coors Co. Class B                    3,000        150,540
ANC Rental Corp. (a)                       36,400        109,200
California Pizza Kitchen Inc. (a)          12,100        281,325
Charlotte Russe Holding Inc. (a)            6,800        182,240
Cheap Tickets Inc. (a)                     27,200        410,720
Cox Radio Inc. (a)                          7,000        194,950
Crown Media Holdings Inc. (a)              10,200        189,210
Dollar Tree Stores Inc. (a)                23,500        654,240
Factory 2-U Stores Inc. (a)                 7,500        220,125
Flowers Foods Inc. (a)                      4,220        132,297
Galyan's Trading Co. (a)                      900         18,360
Hotel Reservations Network (a)              7,000        325,710
Insight Communications Co. Inc. (a)        21,100        527,500
International Speedway Corp.                8,000        336,000
Kellwood Co.                                9,300        214,830
Libbey Inc.                                 6,300        250,173
Martha Stewart Living Omnimedia Inc. (a)   12,000        277,200
Mediacom Communications Corp. (a)          16,500        291,390
Novel Denim Holdings Ltd. (a)              11,200        171,360
Pinnacle Systems Inc. (a)                  28,500        172,425
Pixar Animation Studios (a)                 3,300        134,640
Primedia Inc. (a)                          53,840        365,574
Ruby Tuesday Inc.                          24,000        410,400
Speedway Motorsports Inc. (a)              11,600        292,436
Steiner Leisure Ltd. (a)                   11,000        220,000
Stride Rite Corp.                          25,000        212,500
Tommy Hilfiger Corp. (a)                    4,100         57,400
Vans Inc. (a)                               7,000        164,500
Westwood One Inc. (a)                       9,300        342,705
Williams-Sonoma Inc. (a)                   12,000        465,840
World Wrestling Federation
   Entertainment (a)                        9,300        128,340
XM Satellite Radio Holdings (a)            19,000        307,800
                                                     -----------
                                                       8,211,930
                                                     -----------
Consumer Staples (1.6%)
Corn Products International Inc.           14,300        457,600
Dreyer's Grand Ice Cream Inc.              14,700        410,130
                                                     -----------
                                                         867,730
                                                     -----------
Durable Products (3.1%)
Columbus McKinnon Corp.                    18,000        202,500
Donaldson Inc.                             15,300        476,595
Kaiser Aluminum Corp. (a)                  46,000        183,080
Kulicke & Soffa Industries Inc. (a)        28,500        489,060
York International Corp.                    8,000        280,160
                                                     -----------
                                                       1,631,395
                                                     -----------
Financial Services (9.6%)
America First Mortgage Investment (a)       8,000         59,360
American Capital Strategies Ltd.           23,000        645,380
CB Richard Ellis Services Inc. (a)         20,000        314,000
Citizens Banking Corp.                      1,100         32,175
Everest Re Group Ltd. (a)                   8,000        598,400
Fidelity National Financial Inc.           21,200        520,884
Fulton Financial Corp.                     11,970        244,906
Insignia Financial Group Inc. (a)          30,000        366,000
Lendingtree Inc. (a)                       23,100        147,147
Medallion Financial Corp.                  15,000        153,750
Meristar Hospitality Corp. Inc.            13,400        318,250
Official Payments Corp. (a)                22,000        113,300
San Juan Basin Realty                      22,000        279,180
Santander Bancorp                           7,400        144,670
South Financial Group Inc.                  5,500        103,840
The First American Financial Corp.         18,000        340,920
Trammell Crow Co. (a)                      20,200        223,210
Waypoint Financial Corp. (a)               19,000        237,500
Willis Group Holdings Ltd. (a)              1,900         33,725
WR Berkley Corp.                            4,000        165,680
                                                     -----------
                                                       5,042,277
                                                     -----------
Health Care (13.4%)
3-Dimensional Pharmaceuticals (a)          11,000        105,710
Aclara Biosciences Inc. (a)                27,000        267,300
Antigenics Inc. (a)                        16,000        316,000
Aviron (a)                                  8,000        456,000
Charles River Laboratories Inc. (a)         5,000        173,750
ChromaVision Medical Systems Inc. (a)      32,000        160,640
Diversa Corp. (a)                          12,500        254,250
Durect Corp. (a)                           12,400        161,200
Exelixis Inc. (a)                          30,000        569,100
Genaissance Pharmaceuticals Inc. (a)       11,000        154,440
Gene Logic Inc. (a)                        13,000        283,400
Heska Corp. (a)                            64,000         68,480
ILEX Oncology Inc. (a)                     14,200        424,580
Illumina Inc. (a)                           9,400        110,732
Kendle International Inc. (a)              18,000        360,720
Lexicon Genetics Inc. (a)                  13,300        166,250

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2001
                                  (Unaudited)

                                        Shares          Value
                                      -----------    -----------
Common Stocks (Cont.)

Health Care (Cont.)
Lifepoint Hospitals Inc. (a)               11,000     $  487,080
Orthodontic Centers of America Inc. (a)     8,400        255,360
Owens & Minor Inc.                         14,400        273,600
Scios Inc. (a)                              8,400        210,084
SonoSite Inc. (a)                           7,000        135,800
Tanox Inc. (a)                              8,300        261,865
Triad Hospitals Inc. (a)                   11,100        327,117
Trimeris Inc. (a)                          10,000        500,700
Unilab Inc. (a)                               800         20,160
Vical Inc. (a)                             17,000        237,660
ViroPharma Inc. (a)                         9,500        323,000
                                                      ----------
                                                       7,064,978
                                                      ----------
Machinery & Manufacturing (4.5%)
ASM International NV (a)                   18,200        361,270
BE Semiconductor Industries NV (a)          3,500         23,275
Borg Warner Inc.                            7,100        352,302
FEI Co. (a)                                 3,500        143,500
Hydril Co. (a)                              7,000        159,390
ON Semiconductor Corp. (a)                 37,300        169,715
Oshkosh Truck Corp.                         6,900        305,325
Pentair Inc. (a)                           17,200        581,360
Unova Inc. (a)                             17,100        117,648
Zygo Corp. (a)                              6,300        140,175
                                                      ----------
                                                       2,353,960
                                                      ----------
Materials & Processes (7.0%)
Advanced Energy Industries Inc. (a)        16,000        660,320
American Superconductor Corp. (a)          11,000        283,800
Caraustar Industries Inc.                  13,000        119,600
Ionics Inc. (a)                            12,000        378,000
OM Group Inc.                               4,000        225,000
Quanta Services Inc. (a)                   17,500        385,700
RPM Inc.                                   26,000        239,200
Scotts Co. (a)                              9,500        393,775
Spartech Corp.                             10,000        241,500
Suiza Foods Corp. (a)                      11,200        594,720
Valence Technology Inc. (a)                30,000        192,900
                                                      ----------
                                                       3,714,515
                                                      ----------
Technology (19.7%)
ACTV Inc. (a)                               5,400         17,982
Anadigics Inc. (a)                         25,000        575,000
Armor Holdings Inc. (a)                    14,300        214,500
Aspect Communications (a)                  35,000        244,650
Click2Learn.Com Inc. (a)                   23,300         37,746
CNET Networks Inc. (a)                     11,500        149,500
Cymer Inc. (a)                             19,000        480,510
Digital Insight Corp. (a)                   7,700        170,170
Documentum Inc. (a)                         9,300        120,156
Dupont Photomasks Inc. (a)                  3,300        159,225
Electro Scientific Industries Inc.(a)      15,000        571,500
Electroglas Inc. (a)                       11,500        203,550
Emcore Corp. (a)                           22,000        676,500
Exar Corp. (a)                             20,000        395,200
Extensity Inc. (a)                         15,000        151,500
HeadHunter.Net Inc. (a)                    33,000        154,440
Helix Technology Corp.                     19,400        591,312
InforMax Inc. (a)                          13,800         98,670
Ixia (a)                                    8,000        152,000
LTX Corp. (a)                              27,000        690,120
MatrixOne Inc. (a)                         10,500        243,495
MicroStrategy Inc. (a)                     21,000         58,800
Monolithic System Technology (a)            3,000         33,150
National Information Consortium Inc. (a)   45,000         81,900
NetIQ Corp. (a)                            14,000        438,060
NetRatings Inc. (a)                        12,000        172,800
Newport Corp.                               9,000        238,500
Niku Corp. (a)                             19,200         19,200
Optical Communication Products (a)         22,600        240,464
Parthus Technologies PLC ADR (a)            6,000         46,500
PC-Tel Inc. (a)                            12,200        112,362
Power Integrations Inc. (a)                19,000        296,400
Power-One Inc. (a)                         16,000        266,240
Rayovac Corp. (a)                          13,400        285,420
Riverdeep Group Plc Sponsored ADR (a)       7,000        196,000
RSA Security Inc. (a)                       8,100        250,695
Saba Software Inc. (a)                      8,300        136,203
Sawtek Inc. (a)                            13,700        322,361
Selectica Inc. (a)                          9,900         42,372
SpeedFam-IPEC Inc. (a)                     14,400         45,936
Transmeta Corp. (a)                         6,000         33,480
Veeco Instruments Inc. (a)                  6,400        254,400
Via Net.Works Inc. (a)                      7,400         11,396
Vignette Corp. (a)                            200          1,774
Virata Corp. (a)                           16,900        200,265
Vitria Technology Inc. (a)                 23,000         79,120
Webmethods Inc. (a)                         3,700         78,366
Websense Inc. (a)                          10,300        206,000
Wesco International Inc. (a)                2,000         18,200
Witness Systems Inc. (a)                   10,900        119,791
                                                     -----------
                                                      10,383,881
                                                     -----------
Telecom & Telecom Equipment (3.7%)
Advanced Fibre Communications Inc. (a)      5,300        111,300
Alliance Fiber Optic Products Inc. (a)     23,500        111,625
Anaren Microwave Inc. (a)                  15,000        300,000
Avanex Corp. (a)                           20,600        199,820
BHC Communications Inc. (a)                 1,500        208,485
Click Commerce (a)                         21,600        194,400
Digex Inc. (a)                             10,700        139,100
Focal Communications Corp. (a)             23,000         54,280
GlobeSpan, Inc. (a)                         7,600        110,960
Luminent Inc. (a)                          14,600         61,320

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2001
                                  (Unaudited)



                                        Shares          Value
                                      -----------    -----------
Common Stocks (Cont.)

Telecom & Telecom Equipment (Cont.)
Microtune Inc. (a)                          6,200    $   136,400
Signalsoft Corp. (a)                        9,100        104,650
Superior TeleCom Inc.                      28,500         80,370
Webex Communications Inc. (a)               5,300        141,298
                                                     -----------
                                                       1,954,008
                                                     -----------
Transportation (4.6%)
America West Holdings Corp. (a)             3,400         33,898
Landstar Systems Inc. (a)                   7,000        476,140
Polaris Industries Inc.                    20,200        925,160
Skywest Inc.                                5,500        154,000
US Freightways Corp.                        8,000        236,000
Werner Enterprises Inc.                    25,000        606,250
                                                     -----------
                                                       2,431,448
                                                     -----------
Utilities & Energy (2.0%)
Arch Coal Inc.                              3,100         80,197
Coflexip Sponsored ADR                      2,600        176,800
New Jersey Resources Corp.                  7,400        334,480
Seacor Smit Inc. (a)                        4,000        186,960
Southwest Gas Corp.                         1,500         35,520
WGL Holdings Inc.                           9,400        254,834
                                                     -----------
                                                       1,068,791
                                                     -----------
Total Common Stocks
(cost $46,984,595)                                    47,833,708
                                                     -----------
                                        Shares or
                                        principal
                                         amount         Value
                                       -----------   -----------
Short-term Investments (9.1%)
JP Morgan Vista Treasury Plus Money
   Market Fund                          4,826,170    $ 4,826,170
                                                     -----------
Total Short-term Investments
(cost $4,826,170)                                      4,826,170
                                                     -----------
TOTAL INVESTMENTS (99.8%)
(cost $51,810,765)                                    52,659,878
OTHER ASSETS, NET OF LIABILITIES (0.2%)                   94,521
                                                     -----------
NET ASSETS (100.0%)                                  $52,754,399
                                                     ===========

(a) Non-income producing security.

At June 30, 2001, net unrealized appreciation of $849,113 consisted of gross unrealized appreciation of $7,611,294 and gross unrealized depreciation of $6,762,181 based on cost of $51,810,765 for federal income tax purposes.

ADR - American Depository Receipt

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2001
                                  (Unaudited)

                                          Shares         Value
                                         --------     ----------
Common Stocks (92.4%)

Australia (4.6%)
Australian & New Zeland Bank Group         45,800     $  393,372
BHP Biliton Ltd.                           61,243        331,404
BHP Ltd.                                   57,500        303,548
Cable & Wireless Optus Ltd.                56,500        106,502
Fosters Brewing Group Ltd.                 79,619        221,691
National Australia Bank Ltd.                9,100        162,070
Western Mining Corp. Holding Ltd.          66,300        322,722
Woolworths Ltd.                            15,900         88,867
                                                      ----------
                                                       1,930,176
                                                      ----------
Canada (3.1%)
Alcan Aluminum Ltd.                         2,000         84,014
ATI Technologies Inc.                      19,300        179,316
Bombardier Inc. Class B                    32,000        484,976
Magna International Inc. Class A            6,000        367,686
MDS Inc.                                    1,700         18,875
Nortel Networks Corp. ADR                  21,000        190,050
                                                      ----------
                                                       1,324,917
                                                      ----------
Finland (2.7%)
Nokia Corp. ADR                             1,300         28,652
Nokia OYJ                                  50,000      1,133,105
                                                      ----------
                                                       1,161,757
                                                      ----------
France (6.9%)
Accor SA                                    2,600        109,721
Bouygues                                   15,800        533,947
Carrefour Supermarche                       1,500         79,364
Compagnie De Saint Goban                    1,100        149,458
Groupe Danone                               1,700        233,283
LMVH Co.                                    4,000        201,478
Michelin Class B                            7,600        240,429
PSA Peugeot Citroen (a)                       400        108,595
Sanofi-Synthelabo                          15,000        984,111
Schneider SA                                  700         38,695
Television Francaise                        8,100        236,293
                                                      ----------
                                                       2,915,374
                                                      ----------
Germany (4.5%)
Daimler Chrysler AG                         9,500        436,288
Deutsche Bank AG                            2,300        164,799
Deutsche Telekom AG                         4,500        102,551
Epcos AG                                    4,500        244,986
Infineon Technologies AG                    7,900        185,249
Metro AG                                   13,000        485,545
Siemans                                     4,850        297,667
                                                      ----------
                                                       1,917,085
                                                      ----------
Hong Kong (4.1%)
Cheung Kong                                56,000        610,266
Hutchison Whampoa                          40,000        403,852
Johnson Electric Holdings                 158,000        216,744
Li & Fung Ltd.                             94,000        154,254
ShangriI-La Asia Ltd.                     146,000        128,217
Swire Pacific Ltd.                         39,500        204,594
                                                      ----------
                                                       1,717,927
                                                      ----------
Ireland (1.6%)
Allied Irish Banks PLC                     26,600        306,246
CRH PLC                                    21,425        364,559
                                                      ----------
                                                         670,805
                                                      ----------
Italy (2.7%)
Assicurazione Generali                     12,500        375,655
ENI SPA                                    35,000        426,661
Olivetti                                  204,200        361,291
                                                      ----------
                                                       1,163,607
                                                      ----------
Japan (24.4%)
Advantest Corp.                             4,700        402,846
Aiful Corp.                                 3,500        315,707
Chugai Pharm Co.                            9,000        136,891
Daiwa Securities                           20,000        209,268
Fuji Television Network Inc.                   18        103,480
Furkukawa Electric                         14,000        111,691
Hitachi Ltd.                               25,000        245,550
Honda Motor Co. Ltd.                        7,000        307,569
Hoya Corp.                                  3,000        190,026
Japan Airlines                             48,000        154,330
Jusco Co.                                  18,000        396,889
Mitsubishi Heavy                           42,000        191,612
Mitsui Fudosan                             21,000        226,298
Murata Manufacturing Co. Ltd.               4,000        265,875
NEC Corp.                                  43,000        580,943
Nikko Securities Co.                       27,000        216,267
Nintendo Corp. Ltd.                         2,900        527,822
Nippon Telegraph and Telephone Corp.           12         62,540
Nissan Motors                              30,000        207,105
Nomura Securities Co. Ltd.                 14,000        268,280
NTT Docomo                                     52        904,747
Orix Corp.                                  1,100        106,984
Prmoise Co. Ltd.                              900         74,182
Rohm Co.                                    2,500        388,470
Sekisui            House Ltd.              22,000        186,802
Shin-Etsu Chemical Co.                      7,000        257,056
Shionogi & Co. Ltd.                         7,000        145,927
Sony Corp.                                 13,100        861,290
Sumitomo Bank (a)                          15,600        128,833
Sumitomo Marine & Fire                     87,000        486,199
Suzuki Motor Corp.                         17,000        226,267
Taiyo Yuden Co. Ltd.                        6,000        159,718
TDK Corp.                                   2,000         93,169
Tokyo Seimitsu Co. Ltd.                     5,200        267,671

                 See accompanying notes to financial statements

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2001
                                  (Unaudited)

                                         Shares          Value
                                        ---------    -----------
Common Stocks (Cont.)

Japan (Cont.)
Tokyu Corp.                                48,000    $   261,706
Toray Industries                           91,000        363,354
Tostem Corp.                                1,000         16,437
UFJ Holdings                                   21        112,981
Yamanouchi Pharmaceutical                   6,000        168,377
                                                     -----------
                                                      10,331,159
                                                     -----------
Netherlands (6.3%)
ABN Amro Holdings                          16,180        303,940
Aegon NV                                   28,354        798,100
Hagemeyer NV                               12,500        240,736
Heineken NV                                15,250        614,895
ING Group NV (a)                            4,000        261,413
Philips Electronics NV                     10,200        270,355
VNU NV                                      5,600        189,627
                                                     -----------
                                                       2,679,066
                                                     -----------
Norway (0.9%)
Norsk Hydro ASA                             5,000        211,818
Statoil ASA                                23,000        169,991
                                                     -----------
                                                         381,809
                                                     -----------
Portugal (0.2%)
Portugal Telecom Bonus Rights              11,500          1,558
Portugal Telecom SA (a)                    11,500         80,218
                                                     -----------
                                                          81,776
                                                     -----------
Singapore (2.0%)
Singapore Airlines (a)                     21,000        145,226
Singapore Telecom (a)                     499,000        520,362
United Overseas Bank                       30,000        189,351
                                                     -----------
                                                         854,939
                                                     -----------
Spain (1.5%)
Banco Bilbao Vizcaya Argenta               26,700        345,370
Inditex                                     4,900         78,191
Telefonica SA (a)                          16,646        205,174
                                                     -----------
                                                         628,735
                                                     -----------
Sweden (1.7%)
ASSA Abloy AB Class B                      10,400        148,567
Ericsson AB Class B                        46,000        251,441
Forenings Sparbanken Class A               16,100        186,361
Svenska Handelbanken                        8,000        114,282
                                                     -----------
                                                         700,651
                                                     -----------
Switzerland (7.2%)
CIE Financ Richemont Class A                  157        401,792
Credit Suisse Group (a)                     1,223        201,061
HOLCIM Ltd.                                 2,133        434,325
Nestle SA                                   1,600        340,037
Novartis AG                                14,560        526,929
Roche Holding AG                            2,600        187,321
SCHW Rueckversicherungs                       180        359,710
ST Microelectronics NV                      8,600        298,492
Syngenta AG (a)                             1,800         94,634
UBS AG                                      1,500        214,888
                                                     -----------
                                                       3,059,189
                                                     -----------
United Kingdom (17.2%)
Astrazenca PLC                             37,000      1,709,729
Autonomy Corp.                              5,400         31,517
BAE Systems PLC                            28,700        137,433
Centrica PLC                               28,400         90,763
Compass Group PLC (a)                      16,000        128,034
GKN PLC                                    24,000        230,191
GlaxoSmithKline PLC                         7,000        196,889
Granada PLC                                93,511        196,280
Halifax PLC                                37,000        427,727
Hays PLC                                   21,100         54,526
Land Securities PLC                         8,500        104,478
Lloyds TSB Group PLC                       50,900        509,316
National Grid Group PLC                    14,000        103,170
Pearson PLC                                16,200        267,015
Powergen PLC                                1,000         10,112
Prudential PLC                             23,000        278,500
Reuters Group PLC                          18,600        241,439
Shell Transport & Trading                  59,000        490,378
Smiths Group PLC                           24,500        284,259
Unilever PLC                               50,200        422,885
Vodafone Group PLC                        626,300      1,387,254
                                                     -----------
                                                       7,301,895
                                                     -----------
United States (0.8%)
Thompson Corp.                             10,300        352,247
                                                     -----------
Total Common Stocks
(cost $47,617,217)                                    39,173,114
                                                     -----------

Preferred Stocks (0.2%)

Bermuda (0.2%)
UFJ Intl. Fin Berm Trust                9,000,000         76,852
                                                     -----------
Total Preferred Stocks
(cost $77,880)                                            76,852
                                                     -----------

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2001
                                  (Unaudited)

                                 Principal
                                  amount            Value
                                -----------     -------------
Foreign Corporate Bonds (0.5%)

Bermuda (0.5%)
Sanwa International Fin Berm
1.250%, 08/01/2005              $30,000,000        $  214,681
                                                -------------
Total Foreign Corporate Bonds
(cost $276,269)                                       214,681
                                                -------------

                                Shares or
                                principal
                                 amount             Value
                              -------------    --------------
Repurchase Agreement (8.4%)
IBT Repurchase Agreement(b)
   3.08% to be repurchased at
   $3,579,600 on 07/02/2001     $ 3,578,681       $ 3,578,681
                                                -------------
Total Repurchase Agreement
(cost $3,578,681)                                   3,578,681
                                                -------------
TOTAL INVESTMENTS (101.5%)
(cost $51,550,047)                                 43,043,328
LIABILITIES, NET OF CASH AND
OTHER ASSETS (-1.5%)                                 (635,145)
                                                -------------
NET ASSETS (100.0%)                               $42,408,183
                                                =============

(a) Non-income producing security.
(b) Repurchase agreement is fully collaterized by U.S. Treasury or Government Agency Securties.

At June 30, 2001, net unrealized depreciation of $8,506,744 consisted of gross unrealized appreciation of $1,464,275 and gross unrealized depreciation of $9,971,019 based on cost of $51,550,072 for federal income tax purposes.

Approximately 27.1% of the investment securities in the Fund are denominated in the Euro, followed by 25.0% in the Japanese Yen, 13.2% in the Great Britian Pound, 9.8% in the United States Dollar, 6.5% in the Swiss Franc, 5.7% in the Swedish Krone, 4.5% in the Australian Dollar, and 4.1% in the Hong Kong Dollar. The remaining investment securities, representing 4.1% of net assets, are denominated in five currencies, each of which represents less than 3% of net assets.

INTERNATIONAL FUND INDUSTRY CLASSES

        Industry                           Value           %
-----------------------------------    ------------     ------
Communications                          $ 6,158,707       14.5
Consumer Goods & Services                 5,688,174       13.4
Machinery, Manufacturing,
  & Construction                          4,548,430       10.7
Health Care                               4,431,829       10.5
Banks                                     3,344,157        7.9
Transportation                            3,162,574        7.5
Real Estate & Other Financial             2,940,195        6.9
Retail                                    2,270,141        5.4
Agriculture, Foods, & Beverage            2,230,549        5.3
Insurance                                 2,183,923        5.1
Mining & Refining                         1,920,949        4.5
Chemicals                                   257,056        0.6
Utilities & Energy                          113,282        0.3
                                        -----------      -----
Total Stocks                             39,249,966       92.6
Foreign Corporate Bonds                     214,681        0.5
Short Term Investments                    3,578,681        8.4
Liabilities, Net of Cash and Other
Assets                                     (635,145)      (1.5)
                                        -----------      -----
Net Assets                              $42,408,183      100.0%
                                        ===========      =====

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2001
                                   (Unaudited)

                                           Shares      Value
                                          ---------  -----------
Investment in Mutual Funds (99.9%)

State Farm Mutual Fund Trust Bond Fund
   Class A (21.0%)                          998,807  $10,247,765
State Farm Mutual Fund Trust Bond Fund
   Class B (19.0%)                          928,024    9,521,525
State Farm Mutual Fund Trust Equity Fund
   Class A (31.0%)                        1,847,923   15,411,680
State Farm Mutual Fund Trust Equity Fund
   Class B (28.9%)                        1,712,092   14,261,728
                                                     -----------
Total Investment in Mutual Funds
(cost $54,063,460)                                    49,442,698
                                                     -----------
                                          Shares or
                                          principal
                                            amount      Value
                                          ---------  -----------
Short-term Investments (0.0%)
JP Morgan Vista Treasury Plus Money
   Market Fund                             15,844    $    15,844
                                                     -----------
Total Short-term Investments
(cost $15,844)                                            15,844
                                                     -----------
TOTAL INVESTMENTS (99.9%)
(cost $54,079,305)                                    49,458,542

OTHER ASSETS, NET OF LIABILITIES (0.1%)                   18,423
                                                     -----------
NET ASSETS (100.0%)                                  $49,476,965
                                                     ===========

At June 30, 2001, net unrealized depreciation of $4,620,762 consisted of gross unrealized appreciation of $453,973 and gross unrealized depreciation of $5,074,735 based on cost of $54,079,304 for federal income tax purposes.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2001
                                   (Unaudited)

                                         Principal
                                          amount       Value
                                         ---------   ---------
Corporate Bonds (33.4%)

Aerospace/Defense (1.0%)
Lockheed Martin Corp.
7.700%, 06/15/2008                       $ 500,000  $  525,986
                                                    ----------
Agriculture, Foods, & Beverage (1.9%)
ConAgra Inc.
7.875%, 09/15/2010                         500,000     525,428
Kellogg Co. (a)
6.600%, 04/01/2011                         500,000     488,601
                                                    ----------
                                                     1,014,029
                                                    ----------
Automotive (1.8%)
Visteon Corp.
7.950%, 08/01/2005                         500,000     522,884
Ford Motor Co.
7.450%, 07/16/2031                         500,000     479,909
                                                    ----------
                                                     1,002,793
                                                    ----------
Banks (1.0%)
Wells Fargo & Co.
7.250%, 08/24/2005                         500,000     525,171
                                                    ----------
Building Materials & Construction (0.9%)
Masco Corp.
6.750%, 03/15/2006                         500,000     503,854
                                                    ----------
Chemicals (1.9%)
Rohm & Haas Co.
6.950%, 07/15/2004                         500,000     518,423
PPG Industries Inc.
7.400%, 08/15/2019                         500,000     497,246
                                                    ----------
                                                     1,015,669
                                                    ----------
Computers (1.0%)
Hewlett-Packard Co.
7.150%, 06/15/2005                         500,000     517,211
                                                    ----------
Consumer & Marketing (1.7%)
Kimberly Clark Corp.
6.250%, 07/15/2018                       1,000,000     935,448
                                                    ----------
Electronic/Electrical Mfg. (0.9%)
Raytheon Co.
6.550%, 03/15/2010                         500,000     467,902
                                                    ----------
Financial Services (4.9%)
Household Finance Corp.
8.000%, 05/09/2005                         500,000     533,402
Morgan Stanley Dean Witter & Co.
7.750%, 06/15/2005                         500,000     532,539
General Motors Acceptance Corp.
7.500%, 07/15/2005                         500,000     522,794
General Electric Capital Corp.
6.800%, 11/01/2005                         500,000     523,702
Citigroup Inc.
7.250%, 10/01/2010                         500,000     520,109
                                                    ----------
                                                     2,632,546
                                                    ----------
Foreign Governments (0.9%)
Province of Ontario
5.500%, 10/01/2008                         500,000     483,594
                                                    ----------
Forest Products (1.0%)
Willamette Industries Inc.
9.000%, 10/01/2021                         500,000     548,356
                                                    ----------
Machinery & Manufacturing (2.0%)
Deere & Co.
7.850%, 05/15/2010                       1,000,000   1,070,719
                                                    ----------
Media & Broadcasting (1.1%)
Knight-Ridder Inc.
9.875%, 04/15/2009                         500,000     587,484
                                                    ----------
Oil & Gas (2.0%)
Enron Corp.
6.400%, 07/15/2006                         500,000     498,906
Phillips Petroleum Co.
8.750%, 05/25/2010                         500,000     569,025
                                                    ----------
                                                     1,067,931
                                                    ----------
Retailers (1.9%)
Target Corp.
7.500%, 02/15/2005                         500,000     529,239
Albertsons Inc.
7.500%, 02/15/2011                         500,000     506,183
                                                    ----------
                                                     1,035,422
                                                    ----------
Telecom & Telecom Equipment (4.7%)
GTE North Inc.
5.650%, 11/15/2008                         500,000     473,454
Vodafone Group PLC ADR (a)
7.750%, 02/15/2010                       1,000,000   1,050,647

Deutsche Telekom International
 Financial
8.000%, 06/15/2010                         500,000     516,531
WorldCom Inc.
7.500%, 05/15/2011                         500,000     486,825
                                                    ----------
                                                     2,527,457
                                                    ----------
Utilities & Energy (2.8%)
Dominion Resources Inc.
7.625%, 07/15/2005                         500,000     522,877
Puget Sound Energy Inc.
7.690%, 02/01/2011                         500,000     511,417

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2001
                                  (Unaudited)

                                         Principal
                                          amount       Value
                                         ---------   ---------
Corporate Bonds (Cont.)

Utilities & Energy (Cont.)
Tampa Electric Co.
6.875%, 06/15/2012                      $  500,000 $   497,479
                                                   -----------
                                                     1,531,773
                                                   -----------
Total Corporate Bonds
(cost $17,572,610)                                  17,993,345
                                                   -----------
                                         Principal
                                          amount        Value
                                         ---------   ---------
Government Agency Securities (40.9%)
Federal Home Loan Mortgage Corp.
5.750%, 07/15/2003                         750,000     764,732
7.000%, 07/15/2005                       1,000,000   1,056,759
6.625%, 09/15/2009                       1,400,000   1,450,011
6.000%, 11/01/2028                       1,408,140   1,361,795
6.500%, 06/01/2029                       1,880,066   1,857,128
7.500%, 12/01/2030                         471,771     481,629

Federal National Mortgage Association
6.750%, 08/15/2002                         750,000     771,475
5.500%, 02/15/2006                         500,000     499,376
6.625%, 10/15/2007                         500,000     522,446
6.000%, 09/01/2013                       2,825,476   2,807,104
7.500%, 09/01/2029                       1,961,659   2,003,497
7.125%, 01/15/2030                         500,000     534,481
8.000%, 03/01/2030                         935,108     966,856
6.500%, 05/01/2030                       1,814,228   1,790,434
7.000%, 08/01/2030                       1,856,421   1,866,698

Government National Mortgage Association
6.500%, 03/15/2029                       1,677,357   1,661,010
7.000%, 06/15/2029                       1,653,963   1,669,778
                                                   -----------
Total Government Agency Securities
(cost $21,558,365)                                  22,065,209
                                                   -----------
U.S. Treasury Obligations (23.3%)

U.S. Treasury Bonds
7.500%, 11/15/2016                       1,000,000   1,164,313
8.125%, 08/15/2019                       1,500,000   1,867,274
6.875%, 08/15/2025                       1,000,000   1,123,020

U.S. Treasury Notes
5.875%, 11/30/2001                       3,000,000   3,026,055
7.250%, 05/15/2004                       3,000,000   3,211,914
6.500%, 10/15/2006                         500,000     531,775
6.000%, 08/15/2009                       1,600,000   1,663,891
                                                   -----------
Total U.S. Treasury Obligations
(cost $12,389,182)                                  12,588,242
                                                   -----------
Short-term Investments (1.3%)
JP Morgan Vista Treasury Plus Money
   Market Fund                             718,348     718,348
                                                   -----------
Total Short-term Investments
(cost $718,348)                                        718,348
                                                   -----------
TOTAL INVESTMENTS (98.9%)
(cost $52,238,505)                                  53,365,144

OTHER ASSETS, NET OF LIABILITIES (1.1%)                611,269
                                                   -----------
NET ASSETS (100.0%)                                $53,976,413
                                                   ===========

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $1,539,248, or 2.9% of net assets.

At June 30, 2001, net unrealized appreciation of $1,126,639 consisted of gross unrealized appreciation of $1,180,716 and gross unrealized depreciation of $54,077 based on cost of $52,238,505 for federal income tax purposes.

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2001
                                  (Unaudited)

                                                                                              Rating
                                                                       Coupon     Maturity   (Moody's    Principal
                                                                        rate        date      or S&P)     amount          Value
                                                                       ------    ----------  --------   -----------   ------------
Long-term Municipal Bonds (97.8%)

California (2.9%)
   Department of Water and Power of the City of Los Angeles,
     California, Power System Revenue Bonds, 2001 Series A,
     Subseries A-1                                                      5.250%   07/01/2015    Aa3      $ 1,500,000    $ 1,535,625
                                                                                                                       -----------
Georgia (4.0%)
   Dekalb County, Georgia, Water & Sewerage Revenue Bonds, Series 2000  5.500%   10/01/2014    Aa2        2,000,000      2,124,520
                                                                                                                       -----------
Illinois (2.0%)
   State of Illinois, General Obligation Bonds, Illinois First,
     Series of December 2000                                            5.750%   12/01/2017    Aaa        1,000,000      1,054,430
                                                                                                                       -----------
Kansas (8.6%)
   State of Kansas, Department of Transportation, Highway Revenue
     Bonds, Series 2000A                                                5.750%   09/01/2013    Aa2        2,300,000      2,505,367
   Johnson County, Kansas, Unified School District # 229, Series A      5.500%   10/01/2016    Aa1        2,000,000      2,074,660
                                                                                                                       -----------
                                                                                                                         4,580,027
                                                                                                                       -----------
Louisiana (4.6%)
   State of Louisiana, General Obligation Bonds, Series 2000-A          5.000%   11/15/2019    Aaa        2,500,000      2,449,625
                                                                                                                       -----------
Michigan (8.6%)
   Forest Hills Public Schools, County of Kent, State of Michigan,
     2000 School Building and Site Bonds (General Obligation -
     Unlimited Tax)                                                     5.250%   05/01/2019    Aa2        2,575,000      2,596,939
   State of Michigan, General Obligation Bonds, Environmental
     Protection Program, Series 2000                                    5.250%   11/01/2020    Aaa        1,985,000      2,005,704
                                                                                                                       -----------
                                                                                                                         4,602,643
                                                                                                                       -----------
Mississippi (4.7%)
   State of Mississippi, General Obligation Bonds, Capital
     Improvements Issue, Series 2000                                    5.500%   11/01/2015    NR         2,400,000      2,514,552
                                                                                                                       -----------
Missouri (9.4%)
   State Environmental Improvement and Energy Resources Authority,
     (State of Missouri), Water Pollution Control and Drinking Water
     Revenue Bonds, (State Revolving Funds Programs-Master Trust),
     Series 2000B                                                       5.625%   07/01/2016    Aaa        2,415,000      2,557,219
   Missouri Highways and Transportation Commission, State Road Bonds,
     Series A 2000                                                      5.000%   02/01/2017    Aa2        2,500,000      2,496,775
                                                                                                                       -----------
                                                                                                                         5,053,994
                                                                                                                       -----------
North Carolina (1.9%)
   City of Winston-Salem, North Carolina, Water and Sewer System
     Revenue and Revenue Refunding Bonds, Series 2001                   5.000%   06/01/2018    Aa2        1,000,000        993,060
                                                                                                                       -----------
Ohio (9.5%)
   City of Columbus, Ohio, General Obligation Bonds, Various
     Purpose Unlimited Tax Bonds, Series 2000-1                         5.500%   11/15/2014    Aaa        2,400,000      2,550,888
   State of Ohio, Full Faith and Credit General Obligation
     Infrastructure Improvement Bonds, Series 2000                      5.750%   02/01/2016    Aa1        2,400,000      2,545,200
                                                                                                                       -----------
                                                                                                                         5,096,088
                                                                                                                       -----------
Oregon (6.6%)
   Eagle Point School District No. 9, Jackson County, Oregon, General
     Obligation Bonds, Series 2000                                      5.625%   06/15/2017    Aa2        1,500,000      1,578,045

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2001
                                  (Unaudited)

                                                                                              Rating
                                                                       Coupon     Maturity   (Moody's    Principal
                                                                        rate        date      or S&P)     amount          Value
                                                                       ------    ----------  --------   -----------   ------------
Long-term Municipal Bonds (Cont.)

Oregon (Cont.)
  Reynolds School District No. 7, Multnomah County, Oregon, General
    Obligation Bonds, Series 2000                                       5.000%   06/15/2018    Aa2      $ 2,000,000    $ 1,977,160
                                                                                                                       -----------
                                                                                                                         3,555,205
                                                                                                                       -----------
Tennessee (9.5%)
  Tennessee State School Bonds Authority, Higher Educational
    Facilities Second Program Bonds, Series A                           5.400%   05/01/2013    Aa2        2,440,000      2,558,974
  Williamson County, Tennessee, General Obligation Public
    Improvement Bonds, Series 2000 (ULT)                               5.400%   03/01/2020    Aa1        2,500,000      2,552,150
                                                                                                                       -----------
                                                                                                                         5,111,124
                                                                                                                       -----------
Texas (19.0%)
  City of Dallas, Texas, (Dallas, Denton, Collin and Rockwall
    Counties), Waterworks and Sewer System Revenue Refunding Bonds,
    Series 2000                                                         5.500%   10/01/2013    Aa2        2,400,000      2,539,368
  City of San Antonio, Texas, Electric and Gas Systems Revenue
    Bonds, New Series 2000A                                             5.750%   02/01/2015    Aa1        2,400,000      2,540,016
  Plano Independent School District, (Collin County, Texas), School
    Building Unlimited Tax Bonds, Series 2000                           5.125%   02/15/2016    Aaa        2,500,000      2,510,300
  Fort Bend Independent School District, (Fort Bend County, Texas),
    Unlimited Tax School Building Bonds, Series 2000                    5.250%   08/15/2017    NR         2,550,000      2,574,276
                                                                                                                       -----------
                                                                                                                        10,163,960
                                                                                                                       -----------
Virginia (1.8%)
  City of Virginia, Virginia, General Obligation Public Improvement
    Bonds, Series 2001                                                  5.000%   06/01/2018    Aa1        1,000,000        991,940
                                                                                                                       -----------
Wisconsin (4.7%)
  State of Wisconsin, General Obligation Bonds of 2000, Series D        5.300%   05/01/2018    Aa2        2,500,000      2,533,000
                                                                                                                       -----------
Total Long-term Municipal Bonds
  (cost $51,072,955)                                                                                                    52,359,793
                                                                                                                       -----------

Short-term Municipal Bonds (0.2%)

Hawaii (0.2%)
  City and County of Honolulu, Hawaii, General Obligation Bonds,
    Series 2000A                                                        2.650%   01/01/2016    Aaa          100,000        100,000
                                                                                                                       -----------

Total Short-term Municipal Bonds
  (cost $100,000)                                                                                                          100,000
                                                                                                                       -----------

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2001
                                  (Unaudited)

                                                                                                         Shares or
                                                                                                         principal
                                                                                                          amount          Value
                                                                                                        -----------   ------------
Short-term Investments (0.5%)

  JP Morgan Vista Tax Free Money Market Fund                                                             $  280,053    $   280,053
                                                                                                                       -----------
Total Short-term Investments
  (cost $280,053)                                                                                                          280,053
                                                                                                                       -----------
TOTAL INVESTMENTS (98.5%)
  (cost $51,453,008)                                                                                                    52,739,846

OTHER ASSETS, NET OF LIABILITIES (1.5%)                                                                                    775,769
                                                                                                                       -----------
NET ASSETS (100.0%)                                                                                                    $53,515,615
                                                                                                                       ===========



At June 30, 2001, net unrealized appreciation of $1,286,838 consisted of gross unrealized appreciation of $1,320,623 and gross unrealized depreciation of $33,785 based on cost of $51,453,008 for federal income tax purposes.

NR - Not Rated

                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2001
                                   (Unaudited)

                                                      Shares or
                                                      principal
                                                        amount         Value
                                                   ------------    -------------
Short-term Investments (99.1%)


Agriculture, Foods, & Beverage (9.1%)
Coca-Cola, 3.840%, August, 2001                    $    580,000    $     577,080
Campbell Soup Co., 3.900%,
   September, 2001                                      580,000          574,953
                                                                   -------------
                                                                       1,152,033
                                                                   -------------
Banks (4.9%)
Citicorp, 3.540%, August, 2001                          620,000          616,341
                                                                   -------------
Chemicals (8.8%)
Dow Chemical Co., 4.200%, July, 2001                    560,000          559,605
EI du Pont de Nemours and Co., 4.180%,
   July, 2001                                           555,000          554,221
                                                                   -------------
                                                                       1,113,826
                                                                   -------------
Computers (4.9%)
International Business Machines Corp.,
   3.600%, September, 2001                              625,000          619,561
                                                                   -------------
Electronic/Electrical Mfg. (4.3%)
General Electric Capital Corp., 4.599%,
   August, 2001                                         540,000          540,000
                                                                   -------------
Financial Services (18.3%)
Household Finance Corp., 3.933%,
   July, 2001                                           560,000          560,000
General Motors Acceptance Corp.,
   3.801%, August, 2001                                 590,000          590,000
Ford Motor Credit Co., 3.888%,
   August, 2001                                         582,000          582,000
Caterpillar Financial Services Corp.,
   3.720%, September, 2001                              595,000          590,811
                                                                   -------------
                                                                       2,322,811
                                                                   -------------
Health Care (4.9%)
Abbott Laboratories, 3.800%, July, 2001                 620,000          619,672
                                                                   -------------
Machinery & Manufacturing (4.4%)
John Deere Capital Corp., 4.183%,
   July, 2001                                           557,000          557,000
                                                                   -------------
Regulated Investment Companies (2.3%)
JP Morgan Vista Treasury Plus Money
   Market Fund                                          291,752          291,752
                                                                   -------------
Telecom & Telecom Equipment (4.9%)
SBC Communications, 3.680%,
   July, 2001 (a)                                       620,000          618,478
                                                                   -------------
U.S. Government (32.3%)
Federal National Mortgage Association,
   4.480%, July, 2001                                   700,000          699,560
Federal National Mortgage Association,
   3.880%, July, 2001                                   600,000          598,700
Federal National Mortgage Association,
   3.840%, August, 2001                               1,150,000        1,145,939
Federal Home Loan Mortgage Corp.,
   3.560%, August, 2001                                 650,000          647,621
Federal National Mortgage Association,
   3.840%, August, 2001                                 500,000          499,429
Fannie Mae, 3.600%, September, 2001                     500,000          495,549
                                                                   -------------
                                                                       4,086,798
                                                                   -------------
Total Short-term Investments
(cost $12,538,272)                                                    12,538,272
                                                                   -------------
TOTAL INVESTMENTS (99.1%)
(cost $12,538,272)                                                    12,538,272
OTHER ASSETS, NET OF LIABILITIES (0.9%)                                  111,389
                                                                   -------------
NET ASSETS (100.0%)                                                $  12,649,661
                                                                   =============

(a) Securities exempt from registration under Section4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of this security amounted to $618,478 or 4.9% of net assets.

At June 30, 2001, the aggregate cost for federal income tax purposes was $12,538,272.

                 See accompanying notes to financial statements.

                     (This page intentionally left blank.)

                          STATE FARM MUTUAL FUND TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2001
                                   (Unaudited)

                                                                                      Equity        Small Cap     International
                                                                                       Fund        Equity Fund     Equity Fund
                                                                                    -----------    -----------    -------------
Assets
   Investments in securities


      At identified cost                                                            $58,999,962     51,810,765       51,550,047
                                                                                    ===========     ==========       ==========
      At value                                                                      $50,555,375     52,659,878       43,043,328
      In Master Index Portfolios                                                             --             --               --
   Foreign currencies at value (cost $76,628)                                                --             --           75,939
   Receivable for:
      Dividends and interest                                                             43,373         18,252           65,088
      Shares of the Fund sold                                                            15,447          4,958            1,474
      Securites sold                                                                         --        343,063           57,663
      Expense cap reimbursement                                                          10,072         13,816           34,703
   Prepaid expenses                                                                      13,224          7,549            7,751
                                                                                   ------------     ----------       ----------
      Total assets                                                                   50,637,491     53,047,516       43,285,946
                                                                                   ------------     ----------       ----------
Liabilities and Net Assets
   Payable for:
      Shares of the Fund redeemed                                                            --             --               --
      Securites purchased                                                               984,560         64,238          562,749
      Manager                                                                           169,216        198,227          157,691
   Unrealized depreciation on forward foreign currency exchange contracts                    --             --           38,242
   Accrued liabilities                                                                   25,593         30,652          119,081
                                                                                   ------------     ----------       ----------
      Total liabilities                                                               1,179,369        293,117          877,763
                                                                                   ------------     ----------       ----------
    Net assets applicable to shares outstanding of common stock                    $ 49,458,122     52,754,399       42,408,183
                                                                                   ============     ==========       ==========
Class A Shares:
   Fund shares outstanding                                                            3,105,570      2,613,263        2,581,516
   Net assets applicable to shares outstanding                                     $ 25,910,408     26,732,756       21,473,532
                                                                                   ============     ==========       ==========
   Net asset value                                                                 $       8.34          10.23             8.32
                                                                                   ============     ==========       ==========
   Maximum offering price (100/97 of net asset value)                              $       8.60          10.55             8.58
                                                                                   ============     ==========       ==========
Class B Shares:
   Fund shares outstanding                                                            2,828,112      2,548,352        2,521,575
   Net assets applicable to shares outstanding                                     $ 23,547,714     26,021,643       20,934,651
                                                                                   ============     ==========       ==========
   Net asset value                                                                 $       8.33          10.21             8.30
                                                                                   ============     ==========       ==========
Analysis of Net Assets
   Paid-in-capital                                                                 $ 57,917,932     51,504,757       50,901,568
   Accumulated net realized gain (loss)                                                 (18,249)       596,376          (18,537)
   Net unrealized appreciation (depreciation)                                        (8,444,587)       849,113       (8,544,351)
   Undistributed (distributions in excess of) net investment income                       3,026       (195,847)          69,503
                                                                                   ------------     ----------       ----------
   Net assets applicable to shares outstanding                                     $ 49,458,122     52,754,399       42,408,183
                                                                                   ============     ==========       ==========

                 See accompanying notes to financial statements.


  S&P 500     Small Cap     International    Equity and       Bond       Tax Advantaged    Money Market
Index Fund    Index Fund     Index Fund      Bond Fund        Fund          Bond Fund         Fund
----------    ----------    -------------    ----------    ----------    --------------    ------------




        --            --               --    54,079,305    52,238,505      51,453,008        12,538,272
==========    ==========    =============    ==========    ==========      ==========        ==========
        --            --               --    49,458,542    53,365,144      52,739,846        12,538,272
52,767,842    56,955,231       43,923,198            --            --              --                --
        --            --               --            --            --              --                --

        --            --               --            --       723,582         901,797            16,866
    25,115            --            3,343        18,423         8,467             250           119,793
        --         1,193               --            --            --              --                --
    27,847        32,408           26,776        13,304         3,385              --             7,235
     8,191         8,677            7,994            --        14,303          10,832             4,188
----------    ----------    -------------    ----------    ----------      ----------        ----------
52,828,995    56,997,509       43,961,311    49,490,269    54,114,881      53,652,725        12,686,354
----------    ----------    -------------    ----------    ----------      ----------        ----------


        --            --               --            --         1,230             270                32
        --            --               --            --            --              --                --
   139,345       160,007          141,589            --       120,316         123,804            27,016
    59,215        62,250           62,742        13,304        16,922          13,036             9,645
----------    ----------    -------------    ----------    ----------      ----------        ----------
   198,560       222,257          204,331        13,304       138,468         137,110            36,693
----------    ----------    -------------    ----------    ----------      ----------        ----------
52,630,435    56,775,252       43,756,980    49,476,965    53,976,413      53,515,615        12,649,661
==========    ==========    =============    ==========    ==========      ==========        ==========

 3,014,980     2,604,871        2,562,050     2,813,263     2,734,758       2,635,027         7,526,823
27,940,714    28,854,279       22,075,460    25,640,795    28,063,875      27,026,384         7,526,823
==========    ==========    =============    ==========    ==========      ==========        ==========
      9.27         11.08             8.62          9.11         10.26           10.26              1.00
==========    ==========    =============    ==========    ==========      ==========        ==========
      9.56         11.42             8.89          9.39         10.58           10.58                --
==========    ==========    =============    ==========    ==========      ==========        ==========

 2,669,585     2,525,595        2,520,977     2,616,265     2,525,140       2,582,656         5,122,838
24,689,721    27,920,973       21,681,520    23,836,170    25,912,538      26,489,231         5,122,838
==========    ==========    =============    ==========    ==========      ==========        ==========
      9.25         11.06             8.60          9.11         10.26           10.26              1.00
==========    ==========    =============    ==========    ==========      ==========        ==========

56,320,123    51,356,574       50,744,122    53,997,053    52,651,191      52,229,105        12,649,661
   837,635       335,853         (182,444)       92,612       198,583            (328)               --
(4,594,747)    4,965,860       (7,040,604)   (4,620,763)    1,126,639       1,286,838                --
    67,424       116,965          235,906         8,063            --              --                --
----------    ----------    -------------    ----------    ----------      ----------        ----------
52,630,435    56,775,252       43,756,980    49,476,965    53,976,413      53,515,615        12,649,661
==========    ==========    =============    ==========    ==========      ==========        ==========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                                               Equity
                                                                                                Fund
                                                                                     --------------------------
Six months ended June 30, 2001 (unaudited) and the Period ended December 31, 2000        2001           2000
---------------------------------------------------------------------------------    -----------     ----------
Commencement of investment operations:                                                                 10/31
Investment Income:
   Dividends (a)                                                                     $   311,672        105,504
   Interest                                                                               26,735         27,770
   Tax-exempt interest                                                                        --             --
                                                                                     -----------     ----------
                                                                                         338,407        133,274
   Less: foreign withholding taxes                                                         6,946          1,016
      Portfolio expenses of Master Index Portfolios                                           --             --
                                                                                     -----------     ----------
      Total investment income                                                            331,461        132,258

Expenses:
   Investment advisory and management fees                                               141,155         47,610
   Administration fees                                                                        --             --
   Professional fees                                                                      13,889          9,200
   12b-1 fees                                                                            104,095             --
   Transfer agent fees                                                                    58,177             --
   Registration fees                                                                       9,695          5,000
   Fidelity bond expense                                                                     590            270
   Trustees' fees                                                                            514             --
   Reports to shareowners                                                                  9,000             --
   Security valuation fees                                                                 1,346            388
   Blue sky registration fees                                                              2,500             --
   Errors & omissions insurance                                                            1,530             --
   Custodian fees                                                                            755          1,723
   License index fees                                                                         --             --
   Fund accounting expense                                                                    --             --
                                                                                     -----------     ----------
      Total expenses                                                                     343,246             --
      Less: expense reimbursement from Manager                                            14,518             --
                                                                                     -----------     ----------
      Net expenses                                                                       328,728         64,191
                                                                                     -----------     ----------
Net investment income                                                                      2,733         68,067

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                      (14,352)        (3,897)
   Net realized loss on forward foreign currency contracts                                    --             --
   Net realized gain (loss) on foreign currency transactions                                  --             --
   Net realized gain (loss) on futures contracts                                              --             --
   Net unrealized gain (loss) on open futures contracts                                       --             --
   Change in net unrealized appreciation or depreciation on investments
      and foreign currency transactions                                               (5,784,463)    (2,660,124)
                                                                                     -----------     ----------
Net realized and unrealized gain (loss) on investments                                (5,798,816)    (2,664,021)
                                                                                     -----------     ----------
Net change in net assets resulting from operations                                   $(5,796,082)    (2,595,954)
                                                                                     ===========     ==========



(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate interest from the Master Index Portfolios.

                 See accompanying notes to financial statements.

         Small Cap                  International                     S&P 500                      Small Cap
        Equity Fund                  Equity Fund                    Index Fund                     Index Fund
-------------------------     -------------------------     -------------------------     -------------------------
    2001           2000          2001           2000           2001           2000           2001           2000
----------     ----------     ----------     ----------     ----------     ----------     ----------     ----------
                  12/05                         12/05                         12/18                         12/18
   160,493         44,784        398,697            608        295,930         15,006        371,627         37,750
    31,284         35,606         49,938         69,475         50,473          4,116         58,253         18,180
        --             --             --             --             --             --             --             --
 ---------     ----------     ----------     ----------     ----------       --------      ---------      ---------
   191,777         80,390        448,635         70,083        346,403         19,122        429,880         55,930
       290             --             --             --             --             --             --             --
        --             --             --             --         46,181          1,903         48,466          1,504
 ---------     ----------     ----------     ----------     ----------       --------      ---------      ---------
   191,487         80,390        448,635         70,083        300,222         17,219        381,414         54,426
   193,982         26,589        179,777         25,326         36,945          2,224         65,213          3,758
        --             --             --             --          2,410         14,500          2,410         14,500
    21,672         10,000         19,666         14,000         20,225         13,000         22,938         15,000
   107,871             --         99,680             --        109,656             --        117,109             --
    60,078             --         55,521             --         61,574             --         65,212             --
     4,177         12,500          2,074         12,500         10,287         12,500          2,579         12,500
       565            270            582            270            582            270            582            270
       504             --            516             --            535             --            558             --
    10,001             --          5,460             --         18,200             --         27,299             --
     1,959            370          5,042          1,275             --             --             --             --
     2,500             --          2,500             --          2,500             --          2,500             --
     1,933             --          1,557             --          1,675             --          1,804             --
     6,110          1,800         41,550          7,700             --             --             --             --
        --             --             --             --          5,343             --         10,057             --
        --             --         28,173          3,836         12,182            724         12,104            724
 ---------     ----------     ----------     ----------     ----------       --------      ---------      ---------
   411,352         51,529        442,098         64,907        282,114         43,218        330,365         46,752
    23,658          2,499         62,175         11,090         49,272         29,118         56,793         30,949
 ---------     ----------     ----------     ----------     ----------       --------      ---------      ---------
   387,694         49,030        379,923         53,817        232,842         14,100        273,572         15,803
 ---------     ----------     ----------     ----------     ----------       --------      ---------      ---------
  (196,207)        31,360         68,712         16,266         67,380          3,119        107,842         38,623

   541,153         55,223         79,901          1,299        825,719         11,916        349,610        (13,757)
        --             --             --       (181,034)            --             --             --             --
        --             --        (22,429)        80,068             --             --             --             --
        --             --         23,658             --             --             --             --             --
        --             --             --             --          3,040          6,355         17,186             --
 1,998,967     (1,149,854)    (6,826,073)    (1,718,278)    (4,481,587)      (122,555)     2,769,886      2,178,788
 ---------     ----------     ----------     ----------     ----------       --------      ---------      ---------
 2,540,120     (1,094,631)    (6,744,943)    (1,817,945)    (3,652,828)      (104,284)     3,136,682      2,165,031
 ---------     ----------     ----------     ----------     ----------       --------      ---------      ---------
 2,343,913     (1,063,271)    (6,676,231)    (1,801,679)    (3,585,448)      (101,165)     3,244,524      2,203,654
 =========     ==========     ==========     ==========     ==========       ========      =========      =========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                      STATEMENTS OF OPERATIONS (Continued)

                                                                                           International
                                                                                            Index Fund
                                                                                    -------------------------
Six months ended June 30, 2001 (unaudited) and the Period ended December 31, 2000       2001           2000
---------------------------------------------------------------------------------   -----------     ---------
Commencement of investment operations:                                                                12/18

Investment Income:
   Dividends (a)                                                                    $   509,853        14,430
   Interest                                                                             104,768        17,098
   Tax-exempt interest                                                                       --            --
                                                                                    -----------     ---------
                                                                                        614,621        31,528
   Less: foreign withholding taxes                                                           --         1,222
     Portfolio expenses of Master Index Portfolios                                      125,172         6,686
                                                                                    -----------     ---------
     Total investment income                                                            489,449        23,620

Expenses:
   Investment advisory and management fees                                               58,298         3,562
   Administration fees                                                                    2,410        14,500
   Professional fees                                                                     22,678        15,000
   12b-1 fees                                                                           104,787            --
   Transfer agent fees                                                                   58,299            --
   Registration fees                                                                         --        12,500
   Fidelity bond expense                                                                    582           270
   Trustees' fees                                                                           542            --
   Reports to shareowners                                                                18,200            --
   Security valuation fees                                                                   --            --
   Blue sky registration fees                                                             2,500            --
   Errors & omissions insurance                                                           1,623            --
   Custodian fees                                                                         3,088            --
   License index fees                                                                    13,360            --
   Fund accounting expense                                                               12,879           724
                                                                                    -----------     ---------
     Total expenses                                                                     299,246        46,556
     Less: expense reimbursement from Manager                                            42,993        29,971
                                                                                    -----------     ---------
                                                                                        256,253        16,585
                                                                                    -----------     ---------
     Net expenses

Net investment income                                                                   233,196         7,035

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                     (11,404)       99,898
   Net realized loss on forward foreign currency contracts                                   --            --
   Net realized gain (loss) on foreign currency transactions                            (44,117)     (176,957)
   Net realized gain (loss) on futures contracts                                        (44,997)       (4,867)
   Net unrealized gain (loss) on open futures contracts                                  (7,925)       (1,144)
   Change in net unrealized appreciation or depreciation on
      investments and foreign currency transactions                                  (7,860,538)      829,003
                                                                                    -----------     ---------
Net realized and unrealized gain (loss) on investments                               (7,968,981)      745,933
                                                                                    -----------     ---------
Net change in net assets resulting from operations                                  $(7,735,785       752,968
                                                                                    ===========     =========

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate interest from the Master Index Portfolios.

                 See accompanying notes to financial statements.


         Equity and                    Bond                    Tax Advantaged             Money Market
         Bond Fund                     Fund                       Bond Fund                   Fund
-------------------------     -----------------------     ------------------------     ------------------
   2001           2000          2001           2000          2001           2000         2001       2000
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
                  10/31                        10/31                        10/31                   12/12

   550,805        245,609            --            --            --             --          --         --
       468             --     1,693,121       545,117            --        267,064     281,933     32,184
        --             --            --            --     1,318,413        209,910          --         --
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
   551,273        245,609     1,693,121       545,117     1,318,413        476,974     281,933     32,184
        --             --            --            --            --             --          --         --
        --             --            --            --            --             --          --         --
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
   551,273        245,609     1,693,121       545,117     1,318,413        476,974     281,933     32,184
        --             --        25,758         8,306        26,222          8,294       5,377        492
        --             --            --            --            --             --          --         --
    15,991          4,000        15,754         6,800        14,370          8,400      10,901      6,000
        --             --       114,125            --       116,592             --      17,971         --
        --             --        63,685            --        64,840             --      13,302         --
     3,781         12,500         1,969         7,500         1,886         12,500       2,115      2,500
     2,464            270           584           270           591            270         259        270
       529             --           567            --           561             --         111         --
     3,003             --         6,997            --         3,003             --       3,003         --
        --             --         1,571           227         2,938            220          62         15
     2,500             --           500            --           500             --         500         --
     8,078             --         2,245            --         2,277             --         441         --
       527             --           941         1,011           311            262       1,241         --
        --             --            --            --            --             --          --         --
        --             --            --            --            --             --          --        200
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
    36,873         16,770       234,696        24,114       234,091         29,946      55,283      9,477
    36,873         16,770         3,386            --            --             --      12,919      5,542
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
        --             --       231,310        24,114       234,091         29,946      42,364      3,935
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
   551,273        245,609     1,461,811       521,003     1,084,322        447,028     239,569     28,249

    68,305         24,307        76,966       121,617            --          (328)          --         --
        --             --            --            --            --             --          --         --
        --             --            --            --            --             --          --         --
        --             --            --            --            --             --          --         --
        --             --            --            --            --             --          --         --
(3,517,983)    (1,102,780)       (8,054)    1,134,693      (181,414)     1,468,252          --         --
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
(3,449,678)    (1,078,473)       68,912     1,256,310      (181,414)     1,467,924          --         --
----------     ----------     ---------     ---------     ---------      ---------     -------     ------
(2,898,405)      (832,864)    1,530,723     1,777,313       902,908      1,914,952     239,569     28,249
==========     ==========     =========     =========     =========      =========     =======     ======

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               Equity
                                                                                                Fund
                                                                                    ---------------------------
Six months ended June 30, 2001 (Unaudited) and the Period ended December 31, 2000       2001            2000
---------------------------------------------------------------------------------   ------------     ----------
Commencement of investment operations:                                                                  10/31

From operations:
   Net investment income                                                             $     2,733         68,067
   Net realized gain (loss)                                                              (14,352)        (3,897)
   Change in net unrealized appreciation or depreciation                              (5,784,463)    (2,660,124)
                                                                                     -----------     ----------
Net change in net assets resulting from operations                                    (5,796,082)    (2,595,954)

Distributions to shareowners from and in excess of:

   Net investment income:
     Class A                                                                                  --        (33,887)
     Class B                                                                                  --        (33,887)
                                                                                     -----------     ----------
Total distributions to shareowners                                                            --        (67,774)

From Fund share transactions:
   Proceeds from shares sold                                                           7,002,598     50,900,000
   Reinvestment of distributions                                                              --         67,774
                                                                                     -----------     ----------
                                                                                       7,002,598     50,967,774
   Less payments for shares redeemed                                                      52,440             --
                                                                                     -----------     ----------
Net increase in net assets from Fund share transactions                                6,950,158     50,967,774
                                                                                     -----------     ----------
Total increase (decrease) in net assets                                                1,154,076     48,304,046
                                                                                     -----------     ----------
Net assets:
   Beginning of period                                                                48,304,046             --
                                                                                     -----------     ----------
   End of period                                                                     $49,458,122     48,304,046
                                                                                     ===========     ==========
Including undistributed (distribution on excess of) net investment income            $     3,026            293
                                                                                     ===========     ==========

                 See accompanying notes to financial statements.


         Small Cap                   International                    S&P 500                     Small Cap
        Equity Fund                   Equity Fund                   Index Fund                    Index Fund
--------------------------     -------------------------     -------------------------     ------------------------
   2001            2000           2001           2000           2001           2000           2001           2000
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------
                   12/05                        12/05                          12/18                        12/18


  (196,207)         31,360         68,712         16,266         67,380          3,119        107,842         38,623
   541,153          55,223         81,130        (99,667)       825,719         11,916        349,610        (13,757)
 1,998,967      (1,149,854)    (6,826,073)    (1,718,278)    (4,478,547)      (116,200)     2,787,072      2,178,788
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------
 2,343,913      (1,063,271)    (6,676,231)    (1,801,679)    (3,585,448)      (101,165)     3,244,524      2,203,654



        --         (16,750)            --        (10,875)            --         (3,000)            --        (16,250)
        --         (14,250)            --         (4,600)            --            (75)            --        (13,250)
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------
        --         (31,000)            --        (15,475)            --         (3,075)            --        (29,500)

 1,506,423      50,000,000        972,793     50,000,000      6,341,362     50,000,000      1,336,431     50,000,000
        --          31,000             --         15,475             --          3,075             --         29,500
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------
 1,506,423      50,031,000        972,793     50,015,475      6,341,362     50,003,075      1,336,431     50,029,500
    32,666              --         86,700             --         24,314             --          9,357             --
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------
 1,473,757      50,031,000        886,093     50,015,475      6,317,048     50,003,075      1,327,074     50,029,500
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------
 3,817,670      48,936,729     (5,790,138)    48,198,321      2,731,600     49,898,835      4,571,598     52,203,654
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------

48,936,729              --     48,198,321             --     49,898,835             --     52,203,654             --
----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------
52,754,399      48,936,729     42,408,183     48,198,321     52,630,435     49,898,835     56,775,252     52,203,654
==========      ==========     ==========     ==========     ==========     ==========     ==========     ==========
  (195,847)            360         69,503            791         67,424             44        116,965          9,123
==========      ==========     ==========     ==========     ==========     ==========     ==========     ==========

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                 STATEMENTS OF CHANGES IN NET ASSETS(Continued)

                                                                                            International
                                                                                             Index Fund
                                                                                    --------------------------
Six months ended June 30, 2001 (Unaudited) and the Period ended December 31, 2000      2001           2000
--------------------------------------------------------------------------------    ----------      ----------
Commencement of investment operations:                                                                12/18

From operations:
   Net investment income                                                            $   233,196          7,035
   Net realized gain (loss)                                                            (100,518)       (81,926)
   Change in net unrealized appreciation or depreciation                             (7,868,463)       827,859
                                                                                    -----------     ----------
Net change in net assets resulting from operations                                   (7,735,785)       752,968

Distributions to shareowners from and in excess of:

   Net investment income:
     Class A                                                                                 --         (3,650)
     Class B                                                                                 --           (675)
                                                                                    -----------     ----------
Total distributions to shareowners                                                           --         (4,325)

From Fund share transactions:
   Proceeds from shares sold                                                            750,535     50,000,000
   Reinvestment of distributions                                                             --          4,325
                                                                                    -----------     ----------
                                                                                        750,535     50,004,325
   Less payments for shares redeemed                                                     10,738             --
                                                                                    -----------     ----------
Net increase in net assets from Fund share transactions                                 739,797     50,004,325
                                                                                    -----------     ----------
Total increase (decrease) in net assets                                              (6,995,988)    50,752,968
                                                                                    -----------     ----------
Net assets:
   Beginning of period                                                               50,752,968             --
                                                                                    -----------     ----------
   End of period                                                                    $43,756,980     50,752,968
                                                                                    ===========     ==========
Including undistributed (distribution on excess of) net investment income           $   235,906          2,710
                                                                                    ===========     ==========



                 See accompanying notes to financial statements.


         Equity and                      Bond                       Tax Advantaged              Money Market
         Bond Fund                       Fund                         Bond Fund                     Fund
  -----------------------       ----------------------        ----------------------      -----------------------
    2001           2000            2001        2000             2001           2000           2001           2000
  ---------   -----------       ---------   ----------        ---------    ---------      ----------     ---------
                  10/31                       10/31                           10/31                         12/12
    551,273       245,609       1,461,811      521,003       1,084,322        447,028        239,569         28,249
     68,305        24,307          76,966      121,617              --           (328)            --             --
 (3,517,983)   (1,102,780)         (8,054)   1,134,693        (181,414)     1,468,252             --             --
 ----------   -----------      ----------   ----------     -----------     ----------     ----------     ----------
 (2,898,405)     (832,864)      1,530,723    1,777,313         902,908      1,914,952        239,569         28,249



   (278,817)     (122,500)       (764,010)    (261,022)       (569,361)      (223,514)      (131,477)       (14,616)
   (265,002)     (122,500)       (697,801)    (259,981)       (514,961)      (223,514)      (108,092)       (13,633)
 ----------   -----------      ----------   ----------     -----------     ----------     ----------     ----------
   (543,819)     (245,000)     (1,461,811)    (521,003)     (1,084,322)      (447,028)      (239,569)       (28,249)



  3,275,737    50,000,000       3,408,150   50,006,539         708,473     50,006,408      2,656,316     10,000,000
    543,639       245,000       1,458,775      521,003       1,083,883        447,028        239,119         28,249
 ----------   -----------      ----------   ----------     -----------     ----------     ----------     ----------
  3,819,376    50,245,000       4,866,925   50,527,542       1,792,356     50,453,436      2,895,435     10,028,249
     67,323            --       1,943,276      900,000          16,687             --        274,023             --
 ----------   -----------      ----------   ----------     -----------     ----------     ----------     ----------
  3,752,053    50,245,000       2,923,649   49,627,542       1,775,669     50,453,436      2,621,412     10,028,249
 ----------   -----------      ----------   ----------     -----------     ----------     ----------     ----------
    309,829    49,167,136       2,992,561   50,883,852       1,594,255     51,921,360      2,621,412     10,028,249
 ----------   -----------      ----------   ----------     -----------     ----------     ----------     ----------

 49,167,136            --      50,983,852      100,000      51,921,360             --     10,028,249             --
 ----------   -----------      ----------   ----------     -----------     ----------     ----------     ----------
 49,476,965    49,167,136      53,976,413   50,983,852      53,515,615     51,921,360     12,649,661     10,028,249
 ==========   ===========      ==========   ==========     ===========     ==========     ==========     ==========
      8,063           609              --          --               --             --             --             --
 ==========   ===========      ==========   ==========     ===========     ==========     ==========     ==========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST

                         NOTES TO FINANCIAL STATEMENTS

1.   Objective

State Farm Mutual Fund Trust (the "Trust") has 10 separate investment portfolios (the "Funds"). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital. The Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Fund invests typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases the securities.

The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital. The Fund invests its assets primarily in common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets.

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index"). The Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Index Portfolio"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R) (the "Russell 2000 Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives.

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives.

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income. The Fund invests all of its assets in shares of the Equity Fund and Bond Fund.

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund invests primarily in investment grade bonds issued by U.S. companies.

The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or (2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

                          STATE FARM MUTUAL FUND TRUST

2.   Significant accounting policies

Security valuation

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. The securities of the Money Market Fund and short-term securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis which approximates fair value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at a fair value as determined in good faith by the Board of Trustees or its delegate.

Securities transactions and investment income

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value ("NAV"), plus an initial sales charge on the Class A shares. The offering price of the Money Market Fund and all Funds' Class B shares are their NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares eight years after issuance.

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Investments in Master Index Portfolios

The S&P 500 Index, Small Cap Index, and International Index Funds ("Equity Index Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Master Index Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Equity Index Funds. The Master Index Portfolios operate as partnerships for federal income tax purposes. The Equity Index Funds invest substantially all of their assets in the Master Index Portfolios as detailed below:


                                                                     % ownership interest
                                                                       held by the Equity
Equity Index Fund            Invests in Master Index Portfolio      Index Funds at 06/30/2001
-----------------            ---------------------------------      -------------------------
S&P 500 Index Fund           S&P 500 Index Master Portfolio                   1.8%

Small Cap Index Fund         Russell 2000 Index Master Portfolio             84.2%

International Index Fund     EAFE Free Index Master Portfolio                45.8%

                          STATE FARM MUTUAL FUND TRUST

The financial statements of each Master Index Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Equity Index Fund's financial statements.

Each Equity Index Fund records its investment in their Master Index Portfolio at fair value which represents each Equity Index Fund's proportionate interest in the net assets of the respective Master Index Portfolio. Valuation of securities held by each Master Index Portfolio is disclosed in the notes of the respective Master Index Portfolio financial statements included elsewhere in this report.

Each Equity Index Fund records daily its proportionate share of the Master Index Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Equity Index Funds accrue their own expenses. The Master Index Portfolio financial statements should be read in conjunction with the Equity Index Funds' financial statements.

Federal income taxes, dividends and distributions to shareowners

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, and Equity and Bond Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

 Financial instruments

The Equity Index Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statements of operations. Additionally, the International Equity and International Index Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

                          STATE FARM MUTUAL FUND TRUST

3.   Transactions with affiliates

Investment Advisory and Management Services Agreement

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. ("Manager") who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates as a specified percentage of average daily net assets:

Equity Fund                        0.60%        International Index Fund               0.25%

Small Cap Equity Fund              0.80%        Equity and Bond Fund                   None

International Equity Fund          0.80%        Bond Fund                              0.10%

S&P 500 Index Fund                 0.15%        Tax Advantaged Bond Fund               0.10%

Small Cap Index Fund               0.25%        Money Market Fund                      0.10%

The Manager does not receive an investment advisory fee for performing its services for the Equity and Bond Fund. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to the Manager to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

The Manager has engaged Capital Guardian as the investment sub-advisor to provide day-to-day portfolio management for the Small Cap Equity Fund and International Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. Capital Guardian's sub advisory fees for managing the respective portfolios are paid by the Manager. No additional advisory fees are charged to the Funds.

Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:


                                            Class A                 Class B

All Funds other than Money Market           0.25%                    0.65%

Money Market Fund                           0.15%                    0.55%

                          STATE FARM MUTUAL FUND TRUST

Pursuant to the distribution plan agreements the following fees were accrued:

                                                 Six months ended
                                                   June 30, 2001             Period ended
                                                     Unaudited             December 31, 2000
                                                --------------------      -------------------
Fund                                            Class A      Class B      Class A      Class B
                                                -------      -------      -------      -------
Equity Fund                                     $29,478       74,617           --          --

Small Cap Equity Fund                            30,208       77,663           --          --

International Equity Fund                        27,921       71,759           --          --

S&P 500 Index Fund                               31,523       78,133           --          --

Small Cap Index Fund                             32,777       84,332           --          --

International Index Fund                         29,243       75,544           --          --

Equity and Bond Fund                                 --           --           --          --

Bond Fund                                        32,160       81,965           --          --

Tax Advantaged Bond Fund                         32,495       84,097           --          --

Money Market Fund                                 4,236       13,735           --          --

The Trust has a separate shareholder services agreement with the Manager. Under terms of the shareholder services agreement, each Fund pays the Manager a fee of 0.25% of average daily nets assets of Class A and Class B shares. Pursuant to the shareholder services agreement the following fees were accrued:


                                                    Six months ended
                                                     June 30, 2001           Period ended
                                                       Unaudited            December 31, 2000
                                                ---------------------      --------------------
Fund                                            Class A       Class B      Class A      Class B
                                                -------       -------      -------      -------
Equity Fund                                     $29,473       28,704            --          --

Small Cap Equity Fund                            30,206       29,872            --          --

International Equity Fund                        27,921       27,600            --          --

S&P 500 Index Fund                               31,523       30,051            --          --

Small Cap Index Fund                             32,777       32,435            --          --

International Index Fund                         29,243       29,056            --          --

Equity and Bond Fund                                 --           --            --          --

Bond Fund                                        32,168       31,517            --          --

Tax Advantaged Bond Fund                         32,497       32,343            --          --


Money Market Fund                                 7,067        6,235            --          --

The distribution plan agreements and the shareholder services agreement became effective when Fund shares were first offered for sale to the public. No Fund shares were offered for sale to the public during the period ended December 31, 2000, and therefore no fees under the distribution plan agreements or the shareholder services agreement were incurred by the Funds.

                          STATE FARM MUTUAL FUND TRUST

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to any officers or trustees during the period ended December 31, 2000. The following trustees' fees were paid to or accrued for the Trust's independent trustees.


                                                   Six months ended               Period ended
                                               June 30, 2001 (Unaudited)        December 31, 2000
                                               -------------------------        -----------------
Fund
----
Equity Fund                                              $514                          --
Small Cap Equity Fund                                     504                          --
International Equity Fund                                 516                          --
S&P 500 Index Fund                                        535                          --
Small Cap Index Fund                                      558                          --
International Index Fund                                  542                          --
Equity and Bond Fund                                      529                          --
Bond Fund                                                 567                          --
Tax Advantaged Bond Fund                                  561                          --
Money Market Fund                                         111                          --

Expense Limitation Agreements

The Manager has agreed to reimburse the expenses incurred by the Funds that exceed the following annual percentages of such Fund's average daily net assets:


                                          Small Cap       International        S&P 500       Small Cap
                     Equity Fund         Equity Fund       Equity Fund       Index Fund      Index Fund
                     -----------         -----------      -------------      ----------      ----------
Class A                1.20%                1.40%            1.50%              0.80%           0.95%
Class B                1.60%                1.80%            1.90%              1.20%           1.35%



                           International      Equity and       Bond        Tax Advantaged       Money Market
                            Index Fund        Bond Fund        Fund           Bond Fund             Fund
                           -------------      ----------       ----        --------------       ------------
Class A                        1.15%             None          0.70%           0.70%               0.60%
Class B                        1.55%             None          1.10%           1.10%               1.00%

                          STATE FARM MUTUAL FUND TRUST

The Manager has agreed to reimburse all expenses incurred by the Equity and Bond Fund. These arrangements are voluntary and may be eliminated by the Manager at any time.

Investment advisory and management fees and expenses reimbursed were as follows:


                                                Six months ended                Period ended
                                           June 30, 2001 (Unaudited)           December 31, 2000
                                     -------------------------------     -------------------------------

                                       Investment                           Investment
                                      Advisory and         Expenses        Advisory and         Expenses
                                     Management Fee       Reimbursed      Management Fee       Reimbursed
                                     --------------       ----------      --------------       ----------
Fund
Equity Fund                             $141,155            14,518            47,610                 --

Small Cap Equity Fund                    193,982            23,658            26,589              2,499

International Equity Fund                179,777            62,175            25,326             11,090

S&P 500 Index Fund                        49,233            49,272             2,224             29,118

Small Cap Index Fund                      91,351            56,793             3,758             30,949

International Index Fund                 116,705            42,993             3,562             29,971

Equity and Bond Fund                          --            36,873                --             16,770

Bond Fund                                 25,758             3,386             8,306                 --

Tax Advantaged Bond Fund                  26,222                --             8,294                 --

Money Market Fund                          5,377            12,919               492              5,542

                          STATE FARM MUTUAL FUND TRUST

 4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

                                             Six months ended               Period ended
                                         June 30, 2001 (Unaudited)        December 31, 2000
                                         -------------------------        -----------------
Equity Fund

   Purchases                                   $6,174,950                   50,429,068

   Proceeds from sales                             28,512                           --

Small Cap Equity Fund

   Purchases                                    8,429,574                   49,821,035

   Proceeds from sales                         11,451,543                      410,847

International Equity Fund

   Purchases                                   9,724,125                    47,229,050

   Proceeds from sales                         9,044,523                        18,486

Equity and Bond Fund

   Equity Fund

     Purchases                                 3,806,970                    30,941,174

     Proceeds from sales                       1,900,100                            --

   Bond Fund

     Purchases                                 1,815,089                    20,207,714

     Proceeds from sales                              --                       900,000

Bond Fund

   Purchases                                   5,660,186                    63,773,257

   Proceeds from sales                         3,407,703                    14,725,604

Tax Advantaged Bond Fund

   Purchases                                   3,538,060                    47,561,262

   Proceeds from sales                                --                            --

 5. Foreign currency contracts

International Equity Fund had the following open forward foreign currency contracts at June 30, 2001:


Foreign amount       Currency                Contracts          Settlement date         U.S. Dollar    Unrealized gain (loss)
--------------  ----------------------       ---------        -----------------------   -----------    ---------------------
   1,486,701    Canadian Dollar                  4            09/04/2001 - 09/13/2001    $  978,443          $   5,266
     728,669    Swiss Franc                      3            08/31/2001 - 09/25/2001       405,936             (3,755)
   3,939,026    Euro                            15            07/03/2001 - 03/28/2001     3,329,863           (114,814)
     472,086    British Pound Sterling           3            07/26/2001 - 03/26/2002       662,627             18,091
 283,677,306    Japanese Yen                    12            07/02/2001 - 03/28/2002     2,316,272             56,969
                                                                                                             ---------
                                                                                              Total          $ (38,244)
                                                                                                             =========

                          STATE FARM MUTUAL FUND TRUST

6.   Fund share transactions

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following number of shares and dollars by class:

 Equity Fund


                                           Six months ended                             Six months ended
                                            June 30, 2001           Period ended          June 30, 2001           Period ended
                                             (Unaudited)          December 31, 2000        (Unaudited)          December 31, 2000
                                        ---------------------  -----------------------  -------------------   ---------------------

                                                        Class A                                          Class B

                                        Shares       Dollars     Shares      Dollars      Shares     Dollars     Shares    Dollar
                                        ------       -------     ------      -------      ------     -------     ------    ------
Shares Sold                             560,044   $4,688,323   2,547,872    $25,450,000  276,939  $2,314,275  2,547,872  $25,450,000
Shares issued in reinvestment of
  ordinary income dividend and
   realized gain distributions               --          --        3,556         33,887       --         --       3,556       33,887
                                        -------   ----------   ---------    -----------  -------  ----------  ---------  -----------

                                        560,044    4,688,323   2,551,428     25,483,887  276,939   2,314,275  2,551,428   25,483,887

Less shares redeemed                      5,902       50,132          --             --      255       2,308         --           --
                                        -------   ----------   ---------    -----------  -------  ----------  ---------  -----------
Net increase in shares outstanding      554,142   $4,638,191   2,551,428    $25,483,887  276,684  $2,311,967  2,551,428  $25,483,887
                                        =======   ==========   =========    ===========  =======  ==========  =========  ===========


Small Cap Equity Fund



                                           Six months ended                              Six months ended
                                            June 30, 2001           Period ended          June 30, 2001            Period ended
                                             (Unaudited)          December 31, 2000        (Unaudited)          December 31, 2000
                                        ---------------------  -----------------------  -------------------   ---------------------

                                                        Class A                                          Class B

                                        Shares       Dollars     Shares      Dollars      Shares     Dollars     Shares    Dollar
                                        ------       -------     ------      -------      ------     -------     ------    ------
Shares Sold                             112,776   $1,042,995   2,500,000   $25,000,000   49,414     $463,428  2,500,000  $25,000,000
Shares issued in reinvestment of
  ordinary income dividend and
   realized gain distributions               --           --       1,683        16,750       --           --      1,432       14,250
                                        -------   ----------   ---------   -----------   ------     --------  ---------  -----------
                                        112,776    1,042,995   2,501,683    25,016,750   49,414      463,428  2,501,432   25,014,250

Less shares redeemed                      1,196       11,080          --            --    2,494       21,586         --           --
                                        -------    ---------   ---------   -----------   ------     --------  ---------  -----------
Net increase in shares outstanding      111,580   $1,031,915   2,501,683  $325,016,750   46,920     $441,842  2,501,432  $25,014,250
                                        =======   ==========   =========  ============  =======     ========  =========  ===========

                          STATE FARM MUTUAL FUND TRUST

International Equity Fund


                                         Six months ended                            Six months ended
                                          June 30, 2001           Period ended         June 30, 2001           Period ended
                                           (Unaudited)         December 31, 2000        (Unaudited)          December 31, 2000
                                        ------------------     -----------------     -----------------      -------------------
                                                        Class A                                       Class B

                                        Shares    Dollars     Shares     Dollars     Shares     Dollars     Shares     Dollars
                                        ------    -------     ------     -------     ------     -------     ------     --------
Shares Sold                             90,072    $787,548   2,500,000  $25,000,000   21,463    $185,245   2,500,000   $25,000,000
Shares issued in reinvestment of
   ordinary income dividend and
     realized gain distributions            --          --       1,138       10,875       --          --         481         4,600
                                        ------    --------   ---------  -----------   ------   ---------   ---------   -----------
                                        90,072     787,548   2,501,138   25,010,875   21,463     185,245   2,500,481    25,004,600

Less shares redeemed                     9,694      83,614          --           --      369       3,086          --            --
                                        ------    --------   ---------  -----------   ------   ---------   ---------   -----------
Net increase in shares outstanding      80,378    $703,934   2,501,138  $25,010,875   21,094    $182,159   2,500,481   $25,004,600
                                        ======    ========   =========  ===========   ======    ========   =========   ===========


S&P 500 Index Fund


                                           Six months ended                           Six months ended
                                            June 30, 2001          Period ended         June 30, 2001           Period ended
                                              (Unaudited)       December 31, 2000        (Unaudited)          December 31, 2000
                                        --------------------    -------------------   -------------------    --------------------
                                                          Class A                                      Class B

                                        Shares     Dollars      Shares      Dollars    Shares     Dollars     Shares     Dollars
                                        ------     -------      ------      -------    ------     -------     ------     -------
Shares Sold                            516,470   $4,768,597   2,500,000  $25,000,000   170,403   $1,572,765  2,500,000  $25,000,000
Shares issued in reinvestment of
 ordinary income dividend and
   realized gain distributions              --           --         297        3,000        --           --          7           75
                                       -------   ----------   ---------  -----------   -------   ----------  ---------  -----------
                                       516,469    4,768,597   2,500,297   25,003,000   170,403    1,572,765  2,500,007   25,000,075

Less shares redeemed                     1,787       16,293          --           --       825        8,021         --           --
                                       -------   ----------   ---------   ----------   -------   ----------  --------   -----------
Net increase in shares outstanding     514,683   $4,752,304   2,500,297  $25,003,000   169,578   $1,564,744  2,500,007  $25,000,075
                                       =======   ==========   =========  ===========   =======   ==========  =========  ===========



Small Cap Index Fund


                                           Six months ended                            Six months ended
                                            June 30, 2001         Period ended          June 30, 2001            Period ended
                                              (Unaudited)       December 31, 2000        (Unaudited)          December 31, 2000
                                       --------------------   -------------------     ------------------    --------------------
                                                        Class A                                       Class B

                                        Shares     Dollars      Shares      Dollars    Shares     Dollars     Shares     Dollars
                                       -------     -------      ------      -------    ------     -------     ------     -------
Shares Sold                            103,474   $1,078,271   2,500,000  $25,000,000   25,140    $258,160    2,500,000  $25,000,000
Shares issued in reinvestment of
  ordinary income dividend and
   realized gain distributions              --           --       1,524       16,250       --          --        1,243       13,250
                                       -------   ----------   ---------  -----------   ------    --------    ---------  -----------

                                       103,474    1,078,271   2,501,524   25,016,250   25,140     258,160    2,501,243   25,013,250

Less shares redeemed                       127        1,386          --           --      788       7,971           --           --
                                       -------   ----------   ---------  -----------   ------    --------    ---------  -----------
Net increase in shares outstanding     103,347   $1,076,885   2,501,524  $25,016,250   24,352    $250,189    2,501,243  $25,013,250
                                       =======   ==========   =========  ===========   ======    ========    =========  ===========

                                        STATE FARM MUTUAL FUND TRUST
                                    NOTES TO FINANCIAL STATEMENTS (Continued)



International Index Fund

                                        Six months ended                               Six months ended
                                          June 30, 2001           Period ended           June 30, 2001           Period ended
                                          (Unaudited)          December 31, 2000          (Unaudited)          December 31, 2000
                                        ------------------     -------------------    ------------------     -------------------
                                                        Class A                                  Class B

                                        Shares    Dollars      Shares      Dollars      Shares    Dollars     Shares     Dollars
                                        ------    -------      ------      -------      ------    -------     ------     -------
Shares Sold                             62,082   $556,574    2,500,000   $25,000,000    21,723    $193,961   2,500,000  $25,000,000
Shares issued in reinvestment of
  ordinary income dividend and
   realized gain distributions              --         --          362         3,650        --          --          67          675
                                        ------   --------    ---------   -----------    ------   ---------   ---------  -----------
                                        62,082    556,574    2,500,362    25,003,650    21,723     193,961   2,500,067   25,000,675

Less shares redeemed                       394      3,554           --            --       813       7,184          --           --
                                        ------   --------    ---------   -----------    ------    --------   ---------  -----------
Net increase in shares outstanding      61,688   $553,020    2,500,362   $25,003,650    20,910    $186,777   2,500,067  $25,000,675
                                        ======   ========    =========   ===========    ======    ========   =========  ===========



Equity and Bond Fund


                                        Six months ended                               Six months ended
                                          June 30, 2001           Period ended           June 30, 2001           Period ended
                                          (Unaudited)          December 31, 2000          (Unaudited)          December 31, 2000
                                        ----------------       -----------------      -----------------       ------------------
                                                        Class A                                         Class B

                                        Shares    Dollars      Shares      Dollars      Shares    Dollars     Shares     Dollars
                                        ------    -------      ------      -------      ------    -------     ------     -------
Shares Sold                             277,084  $2,575,187  2,500,000    $25,000,000   75,393   $700,551   2,500,000   $25,000,000
Shares issued in reinvestment of
  ordinary income dividend and
   realized gain distributions           30,417     278,622     12,475        122,500   28,964    265,016      12,475       122,500
                                        -------  ----------  ---------    -----------  -------   --------   ---------   -----------

                                        307,501   2,853,809  2,512,475     25,122,500  104,357    965,567   2,512,475    25,122,500
Less shares redeemed                      6,713      62,222         --             --      567      5,101          --            --
                                        -------  ----------  ---------    -----------  -------   --------   ---------   -----------
Net increase in shares outstanding      300,788  $2,791,587  2,512,475    $25,122,500  103,790   $960,466   2,512,475   $25,122,500
                                        =======  ==========  =========    ===========  =======   ========   =========   ===========


Bond Fund


                                         Six months ended                              Six months ended
                                           June 30, 2001          Period ended          June 30, 2001            Period ended
                                            (Unaudited)        December 31, 2000         (Unaudited)           December 31, 2000
                                         ----------------      -----------------      -----------------       ------------------
                                                       Class A                                  Class B

                                        Shares     Dollars     Shares       Dollars     Shares     Dollars    Shares      Dollar
                                        ------     -------     ------       -------     ------     -------    ------      ------
Shares Sold                             263,660  $2,711,357   2,500,000   $25,003,270    67,586   $  696,793 2,500,000  $25,003,269
Shares issued in reinvestment of
  ordinary income dividend and
   realized gain distributions           73,712     761,146      25,660       261,022    67,556      697,628    25,558      259,981
                                        -------  ----------   ---------   -----------   -------    --------- ---------  -----------
                                        337,372   3,472,503   2,525,660    25,264,292   135,142   1,394,421  2,525,558   25,263,250
Less shares redeemed                     94,542     985,611      33,732       450,000    91,828     957,665     43,732      450,000
                                        -------  ----------   ---------   -----------   -------  ----------  ---------  -----------
Net increase in shares outstanding      242,830  $2,486,892   2,491,928   $24,814,292    43,314  $  436,756  2,481,826  $24,813,250
                                        =======  ==========   =========   ===========   =======  ==========  =========  ===========

                          STATE FARM MUTUAL FUND TRUST
                    NOTES TO FINANCIAL STATEMENTS (Continued)



Tax Advantaged Bond Fund


                                           Six months ended                             Six months ended
                                             June 30, 2001           Period ended         June 30, 2001             Period ended
                                              (Unaudited)         December 31, 2000        (Unaudited)           December 31, 2000
                                          -----------------     ---------------------   -----------------       --------------------
                                                          Class A                                        Class B

                                         Shares     Dollars     Shares       Dollars    Shares    Dollars     Shares      Dollars
                                         ------     -------     ------       -------    ------    -------     ------      -------
Shares Sold                              59,221   $  607,115   2,500,000   $25,003,204  10,475    $107,766   2,500,000  $25,003,204
Shares issued in reinvestment of
 ordinary income dividend and
   realized gain distributions           55,439      568,977      22,010       223,514  50,171     514,906      22,010      223,514
                                        -------   ----------   ---------   -----------  ------    --------   ---------   ----------
                                        114,660    1,176,092   2,522,010    25,226,718  60,646     622,672   2,522,010   25,226,718

Less shares redeemed                      1,643       16,687          --            --      --          --          --           --
                                        -------   ----------   ---------   -----------  ------    --------   ---------  -----------
Net increase in shares outstanding      113,017   $1,159,404   2,522,010   $25,226,718  60,646    $622,672   2,522,010  $25,226,718
                                        =======   ==========   =========   ===========  ======    ========   =========  ===========


Money Market Fund


                                           Six months ended                               Six months ended
                                             June 30, 2001           Period ended          June 30, 2001           Period ended
                                              (Unaudited)          December 31, 2000        (Unaudited)         December 31, 2000
                                        ----------------------     -----------------    ------------------   --------------------
                                                             Class A                                    Class B

                                        Shares        Dollars       Shares      Dollars    Shares    Dollar    Shares     Dollars
                                        ------        -------       ------      -------    ------    ------    ------     -------
Shares Sold                           2,655,202      $2,655,202   5,000,000   $5,000,000     1,113  $  1,113  5,000,000  $5,000,000
Shares issued in reinvestment of
  ordinary income dividend and
    realized gain distributions         131,028         131,028      14,616       14,616   108,092   108,092     13,633      13,633
                                      ---------      ----------   ---------   ----------   -------  --------  ---------  ----------
                                      2,786,230       2,786,230   5,014,616    5,014,616   109,205   109,205  5,013,633   5,013,633

Less shares redeemed                    274,023         274,023          --           --        --        --         --          --
                                      ---------      ----------   ---------   ----------   -------  --------  ---------  ----------
Net increase in shares outstanding    2,512,207      $2,512,207   5,014,616   $5,014,616   109,205  $109,205  5,013,633  $5,013,633
                                      =========      ==========   =========   ==========   =======  ========  =========  ==========

               STATE FARM MUTUAL FUND TRUST EQUITY FUND

                         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

                                                                                           From commencement
                                                                    Six months ended    of investment operations
                                                                     June 30, 2001        October 31, 2000 to
                                                                      (Unaudited)          December 31, 2000
                                                                    ----------------    ------------------------
Class A Shares
Net asset value, beginning of period                                    $  9.47                   10.00

Income from Investment Operations
   Net investment income                                                   0.01                    0.01
   Net gain (loss) on investments (both realized and unrealized)          (1.14)                  (0.53)
                                                                        -------                   -----
   Total from investment operations                                       (1.13)                  (0.52)
                                                                        -------                   -----
Less Distributions
   Net investment income                                                     --                   (0.01)
                                                                        -------                   -----
   Total distributions                                                       --                   (0.01)
                                                                        -------                   -----
Net asset value, end of period                                          $  8.34                    9.47
                                                                        =======                   =====
Total Return                                                             (11.93)%(b)              (5.17)%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                      $25.9                    24.2

Average net asset ratios assuming expense limitations
   Expenses                                                                1.20%(a)                0.81%(a)
   Net investment income                                                   0.21%(a)                0.86%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                1.26%(a)                0.81%(a)
   Net investment income                                                   0.15%(a)                0.86%(a)
   Portfolio turnover rate                                                   14%(a)                   0%(a)


(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.


                 See accompanying notes to financial statements.

                  STATE FARM MUTUAL FUND TRUST EQUITY FUND

                            FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                      Six months ended     of investment operations
                                                                       June 30, 2001         October 31, 2000 to
                                                                        (Unaudited)           December 31, 2000
                                                                      ----------------     ------------------------
Class B Shares
Net asset value, beginning of period                                    $  9.47                    10.00

Income from Investment Operations
   Net investment income                                                   0.01                     0.01
   Net gain (loss) on investments (both realized and unrealized)          (1.15)                   (0.53)
                                                                        -------                    -----
   Total from investment operations                                       (1.14)                   (0.52)
                                                                        -------                    -----
Less Distributions
   Net investment income                                                     --                    (0.01)
                                                                        -------                    -----
   Total distributions                                                       --                    (0.01)
                                                                        -------                    -----
Net asset value, end of period                                          $  8.33                     9.47
                                                                        =======                    =====
Total Return                                                             (12.04)%(b)               (5.17)%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                    $  23.5                     24.2

Average net asset ratios assuming expense limitations
   Expenses                                                                1.60%(a)                 0.81%(a)
   Net investment income                                                  (0.19)%(a)                0.86%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                1.66%(a)                 0.81%(a)
   Net investment income                                                  (0.25)%(a)                0.86%(a)
   Portfolio turnover rate                                                   14%(a)                    0%(a)


(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                    Six months ended       of investment operations
                                                                     June 30, 2001           December 5, 2000 to
                                                                      (Unaudited)             December 31, 2000
                                                                    ----------------       ------------------------
Class A Shares
Net asset value, beginning of period                                     $ 9.78                     10.00

Income from Investment Operations
   Net investment income                                                  (0.03)                     0.01
   Net gain (loss) on investments (both realized and unrealized)           0.48                     (0.22)
                                                                         ------                     -----
   Total from investment operations                                        0.45                     (0.21)
                                                                         ------                     -----

Less Distributions
   Net investment income                                                     --                     (0.01)
                                                                         ------                     -----
   Total distributions                                                       --                     (0.01)
                                                                         ------                     -----
Net asset value, end of period                                           $10.23                      9.78
                                                                         ======                     =====
Total Return                                                               4.60%(b)                 (2.13)%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                     $ 26.7                      24.5

Average net asset ratios assuming expense limitations
   Expenses                                                                1.40%(a)                  1.40%(a)
   Net investment income                                                  (0.61)%(a)                 1.02%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                1.50%(a)                  1.55%(a)
   Net investment income                                                  (0.71)%(a)                 0.87%(a)
   Portfolio turnover rate                                                   36%(a)                    15%(a)


(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                 From commencement
                                                                     Six months ended         of investment operations
                                                                      June 30, 2001             December 5, 2000 to
                                                                       (Unaudited)               December 31, 2000
                                                                     ----------------         ------------------------
Class B Shares
Net asset value, beginning of period                                    $  9.78                        10.00

Income from Investment Operations
   Net investment income                                                  (0.05)                        0.01
   Net gain (loss) on investments (both realized and unrealized)           0.48                        (0.22)
                                                                        -------                        -----
   Total from investment operations                                        0.43                        (0.21)
                                                                        -------                        -----
Less Distributions
   Net investment income                                                     --                        (0.01)
                                                                        -------                        -----
   Total distributions                                                       --                        (0.01)
                                                                        -------                        -----
Net asset value, end of period                                          $ 10.21                         9.78
                                                                        =======                        =====
Total Return                                                               4.40%(b)                    (2.14)%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                    $  26.0                         24.5

Average net asset ratios assuming expense limitations
   Expenses                                                                1.80%(a)                     1.55%(a)
   Net investment income                                                  (1.01)%(a)                    0.87%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                1.90%(a)                     1.55%(a)
   Net investment income                                                  (1.11)%(a)                    0.87%(a)
   Portfolio turnover rate                                                   36%(a)                       15%(a)


(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                From commencement
                                                                     Six months ended        of investment operations
                                                                      June 30, 2001            December 5, 2000 to
                                                                        (Unaudited)             December 31, 2000
                                                                     ----------------        ------------------------
Class A Shares
Net asset value, beginning of period                                     $  9.64                      10.00

Income from Investment Operations
   Net investment income                                                    0.02                         --
   Net gain (loss) on investments (both realized and unrealized)           (1.34)                     (0.36)
                                                                         -------                      -----
   Total from investment operations                                        (1.32)                     (0.36)
                                                                         -------                      -----
Less Distributions
   Net investment income (a)                                                  --                         --
                                                                         -------                      -----
   Total distributions                                                        --                         --
                                                                         -------                      -----
Net asset value, end of period                                           $  8.32                       9.64
                                                                         =======                      =====
Total Return                                                              (13.69)%(c)                 (3.56)%(c)

Ratios/Supplemental Data
Net assets, end of period (millions)                                     $  21.5                       24.1

Average net asset ratios assuming expense limitations
   Expenses                                                                 1.50%(b)                   1.50%(b)
   Net investment income                                                    0.50%(b)                   0.71%(b)

Average net asset ratios absent expense limitations
   Expenses                                                                 1.77%(b)                   2.05%(b)
   Net investment income                                                    0.23%(b)                   0.16%(b)
   Portfolio turnover rate                                                    42%(b)                      6%(b)


(a)  Distributions represent less than $0.01 per share in 2000.
(b)  Determined on an annualized basis.
(c) Total return is not annualized, and sales charges are not reflected in total return.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                 From commencement
                                                                     Six months ended         of investment operations
                                                                      June 30, 2001            December 5, 2000 to
                                                                       (Unaudited)              December 31, 2000
                                                                     ----------------         ------------------------
Class B Shares
Net asset value, beginning of period                                     $  9.64                       10.00

Income from Investment Operations
   Net investment income                                                      --                          --
   Net gain (loss) on investments (both realized and unrealized)           (1.34)                      (0.36)
                                                                         -------                       -----
   Total from investment operations                                        (1.34)                      (0.36)
                                                                         -------                       -----

Less Distributions
   Net investment income (a)                                                  --                          --
                                                                         -------                       -----
   Total distributions                                                        --                          --
                                                                         -------                       -----
Net asset value, end of period                                           $  8.30                        9.64
                                                                         =======                       =====
Total Return                                                              (13.90)%(c)                  (3.58)%(c)

Ratios/Supplemental Data
Net assets, end of period (millions)                                     $  20.9                        24.1
Average net asset ratios assuming expense limitations
   Expenses                                                                 1.90%(b)                    1.90%(b)
   Net investment income                                                    0.10%(b)                    0.31%(b)

Average net asset ratios absent expense limitations
   Expenses                                                                 2.17%(b)                    2.05%(b)
   Net investment income                                                   (0.17)%(b)                   0.16%(b)
   Portfolio turnover rate                                                    42%(b)                       6%(b)


(a)  Distributions represent less than $0.01 per share in 2000.
(b)  Determined on an annualized basis.
(c) Total return is not annualized, and sales charges are not reflected in total return.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                  From commencement
                                                                      Six months ended         of investment operations
                                                                       June 30, 2001             December 18, 2000 to
                                                                        (Unaudited)                December 31, 2000
                                                                      ----------------         ------------------------
Class A Shares
Net asset value, beginning of period                                       $ 9.98                       10.00

Income from Investment Operations
   Net investment income (a)                                                 0.02                          --
   Net gain (loss) on investments (both realized and unrealized) (a)        (0.73)                      (0.02)
                                                                           ------                       -----
   Total from investment operations                                         (0.71)                      (0.02)
                                                                           ------                       -----
Less Distributions
   Net investment income (b)                                                   --                          --
                                                                           ------                       -----
   Total distributions                                                         --                          --
                                                                           ------                       -----
Net asset value, end of period                                             $ 9.27                        9.98
                                                                           ======                       =====
Total Return                                                                (7.11)%(c)                  (0.19)%(c)

Ratios/Supplemental Data
Net assets, end of period (millions)                                       $ 27.9                        25.0

Average net asset ratios assuming expense limitations
   Expenses (a)                                                              0.80%(d)                    0.80%(d)
   Net investment income (a)                                                 0.47%(d)                    0.41%(d)

Average net asset ratios absent expense limitations
   Expenses (a)                                                              1.00%(d)                    2.96%(d)
   Net investment income (a)                                                 0.27%(d)                   (1.75)%(d)
   Portfolio turnover rate                                                      4%(e)                      10%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.21%, respectively, relating to the Master Index Portfolio.
(b)  Distributions represent less than $0.01 per share in 2000.
(c) Total return is not annualized, and sales charges are not reflected in total return.
(d)  Determined on an annualized basis.
(e)  Amounts represent the portfolio turnover rates of the Master Index
     Portfolio.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                 From commencement
                                                                      Six months ended        of investment operations
                                                                       June 30, 2001            December 18, 2000 to
                                                                        (Unaudited)              December 31, 2000
                                                                      ----------------        ------------------------
Class B Shares
Net asset value, beginning of period                                       $ 9.98                      10.00

Income from Investment Operations
   Net investment income (a)                                                   --                         --
   Net gain (loss) on investments (both realized and unrealized) (a)        (0.73)                     (0.02)
                                                                           ------                       ----
   Total from investment operations                                         (0.73)                     (0.02)

Less Distributions
   Net investment income (b)                                                   --                         --
                                                                           ------                       ----
   Total distributions                                                         --                         --
                                                                           ------                       ----
Net asset value, end of period                                             $ 9.25                       9.98
                                                                           ======                       ====
Total Return                                                                (7.32)%(c)                 (0.20)%(c)

Ratios/Supplemental Data
Net assets, end of period (millions)                                       $ 24.7                       24.9

Average net asset ratios assuming expense limitations
   Expenses (a)                                                              1.20%(d)                   1.20%(d)
   Net investment income (a)                                                 0.07%(d)                   0.01%(d)

Average net asset ratios absent expense limitations
   Expenses (a)                                                              1.40%(d)                   2.95%(d)
   Net investment income (a)                                                (0.13)%(d)                 (1.74)%(d)
   Portfolio turnover rate                                                      4%(e)                     10%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 1.58%, respectively, relating to the Master Index Portfolio.
(b)  Distributions represent less than $0.01 per share in 2000.
(c) Total return is not annualized, and sales charges are not reflected in total return.
(d)  Determined on an annualized basis.
(e)  Amounts represent the portfolio turnover rates of the Master Index
     Portfolio.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                 From commencement
                                                                     Six months ended         of investment operations
                                                                       June 30, 2001            December 18, 2000 to
                                                                        (Unaudited)              December 31, 2000
                                                                     ----------------         ------------------------
Class A Shares
Net asset value, beginning of period                                      $10.43                       10.00

Income from Investment Operations
   Net investment income (a)                                                0.03                        0.01
   Net gain (loss) on investments (both realized and unrealized) (a)        0.62                        0.43
                                                                          ------                       -----
   Total from investment operations                                         0.65                        0.44
                                                                          ------                       -----
Less Distributions
   Net investment income                                                      --                       (0.01)
                                                                          ------                       -----
   Total distributions                                                        --                       (0.01)
                                                                          ------                       -----
Net asset value, end of period                                            $11.08                       10.43
                                                                          ======                       =====
Total Return                                                                6.23%(b)                    4.36%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                      $ 28.9                        26.1

Average net asset ratios assuming expense limitations
   Expenses (a)                                                             0.95%(c)                    0.95%(c)
   Net investment income (a)                                                0.61%(c)                    2.75%(c)

Average net asset ratios absent expense limitations
   Expenses (a)                                                             1.16%(c)                    3.21%(c)
   Net investment income (a)                                                0.40%(c)                    0.49%(c)
   Portfolio turnover rate                                                     9%(d)                       0%(d)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.45%, respectively, relating to the Master Index Portfolio.
(b) Total return is not annualized, and sales charges are not reflected in total return.
(c)  Determined on an annualized basis.
(d) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                 From commencement
                                                                      Six months ended        of investment operations
                                                                       June 30, 2001            December 18, 2000 to
                                                                        (Unaudited)              December 31, 2000
                                                                      ----------------        ------------------------
Class B Shares
Net asset value, beginning of period                                       $10.43                      10.00

Income from Investment Operations
   Net investment income (a)                                                 0.01                       0.01
   Net gain (loss) on investments (both realized and unrealized) (a)         0.62                       0.43
                                                                           ------                       ----
   Total from investment operations                                          0.63                       0.44
                                                                           ------                       ----
Less Distributions
   Net investment income                                                       --                      (0.01)
                                                                           ------                      -----
   Total distributions                                                         --                      (0.01)
                                                                           ------                      -----
Net asset value, end of period                                             $11.06                      10.43
                                                                           ======                      =====
Total Return                                                                 6.04%(b)                   4.35%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                       $ 27.9                       26.1

Average net asset ratios assuming expense limitations
   Expenses (a)                                                              1.35%(c)                   1.35%(c)
   Net investment income (a)                                                 0.21%(c)                   2.37%(c)

Average net asset ratios absent expense limitations
   Expenses (a)                                                              1.56%(c)                   3.21%(c)
   Net investment income (a)                                                 0.00%(c)                   0.51%(c)
   Portfolio turnover rate                                                      9%(d)                      0%(d)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.45%, respectively, relating to the Master Index Portfolio.
(b) Total return is not annualized, and sales charges are not reflected in total return.
(c)  Determined on an annualized basis.
(d) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%.

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001     December 18, 2000 to
                                                                          (Unaudited)        December 31, 2000
                                                                       ----------------   ------------------------
Class A Shares
Net asset value, beginning of period                                        $10.15                 10.00

Income from Investment Operations
   Net investment income (a)                                                  0.06                    --
   Net gain(loss)on investments (both realized and unrealized)(a)            (1.59)                 0.15
                                                                            ------                 -----
   Total from investment operations                                          (1.53)                 0.15
                                                                            ------                 -----
Less Distributions
   Net investment income (b)                                                    --                    --
                                                                            ------                 -----
   Total distributions                                                          --                    --
                                                                            ------                 -----
Net asset value, end of period                                              $ 8.62                 10.15
                                                                            ======                 =====
Total Return                                                                (15.07)%(c)             1.50%(c)
Ratios/Supplemental Data
Net assets, end of period (millions)                                        $ 22.1                  25.4
Average net asset ratios assuming expense limitations
   Expenses (a)                                                               1.15%(d)              1.15%(d)
   Net investment income (a)                                                  1.20%(d)              0.67%(d)
Average net asset ratios absent expense limitations
   Expenses (a)                                                               1.33%(d)              3.36%(d)
   Net investment income (a)                                                  1.02%(d)             (1.54)%(d)
   Portfolio turnover rate                                                       0%(e)                45%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 2.12%, respectively, relating to the Master Index Portfolio.
(b)  Distributions represent less than $0.01 per share in 2000.
(c) Total return is not annualized, and sales charges are not reflected in total return.
(d)  Determined on an annualized basis.
(e) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the six months ending June 30, 2001, the amount rounds to less than 1%.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001     December 18, 2000 to
                                                                          (Unaudited)        December 31, 2000
                                                                       ----------------   ------------------------
Class B Shares
Net asset value, beginning of period                                        $10.15               10.00

Income from Investment Operations
   Net investment income (a)                                                  0.04                  --
   Net gain (loss) on investments (both realized and unrealized) (a)         (1.59)               0.15
                                                                            ------               -----
   Total from investment operations                                          (1.55)               0.15
                                                                            ------               -----
Less Distributions
   Net investment income (b)                                                    --                  --
                                                                            ------               -----
   Total distributions                                                          --                  --
                                                                            ------               -----
Net asset value, end of period                                              $ 8.60               10.15
                                                                            ======               =====
Total Return                                                                (15.27)%(c)           1.51%(c)
Ratios/Supplemental Data
Net assets, end of period (millions)                                        $ 21.7                25.4
Average net asset ratios assuming expense limitations
   Expenses (a)                                                               1.55%(d)            1.55%(d)
   Net investment income (a)                                                  0.80%(d)            0.27%(d)
Average net asset ratios absent expense limitations
   Expenses (a)                                                               1.73%(d)            3.36%(d)
   Net investment income (a)                                                  0.62%(d)           (1.54)%(d)
   Portfolio turnover rate                                                       0%(e)              45%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 2.12%, respectively, relating to the Master Index Portfolio.
(b)  Distributions represent less than $0.01 per share in 2000.
(c) Total return is not annualized, and sales charges are not reflected in total return.
(d)  Determined on an annualized basis.
(e) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the six months ending June 30, 2001, the amount rounds to less than 1%.

                See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                             From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001      October 31, 2000 to
                                                                          (Unaudited)        December 31, 2000
                                                                       ----------------   ------------------------
Class A Shares
Net asset value, beginning of period                                        $ 9.78                 10.00

Income from Investment Operations
   Net investment income                                                      0.11                  0.05
   Net gain (loss) on investments (both realized and unrealized)             (0.67)                (0.22)
                                                                            ------                 -----
   Total from investment operations                                          (0.56)                (0.17)
                                                                            ------                 -----
Less Distributions
   Net investment income                                                     (0.11)                (0.05)
                                                                            ------                 -----
   Total distributions                                                       (0.11)                (0.05)
                                                                            ------                 -----
Net asset value, end of period                                              $ 9.11                  9.78
                                                                            ======                 =====
Total Return                                                                 (5.80)%(b)            (1.71)%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                        $ 25.6                  24.6

Average net asset ratios assuming expense limitations
   Expenses                                                                   0.00%(a)              0.00%(a)
   Net investment income                                                      2.33%(a)              3.04%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                   0.15%(a)              0.21%(a)
   Net investment income                                                      2.18%(a)              2.83%(a)
   Portfolio turnover rate                                                       8%(a)                11%(a)

(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                            From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001      October 31, 2000 to
                                                                          (Unaudited)        December 31, 2000
                                                                       ----------------   ------------------------
Class B Shares
Net asset value, beginning of period                                        $ 9.78                10.00

Income from Investment Operations
   Net investment income                                                      0.11                 0.05
   Net gain (loss) on investments (both realized and unrealized)             (0.67)               (0.22)
                                                                            ------                -----
   Total from investment operations                                          (0.56)               (0.17)
                                                                            ------                -----
Less Distributions
   Net investment income                                                     (0.11)               (0.05)
                                                                            ------                -----
   Total distributions                                                       (0.11)               (0.05)
                                                                            ------                -----
Net asset value, end of period                                              $ 9.11                 9.78
                                                                            ======                =====
Total Return                                                                 (5.70)%(b)           (1.71)%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                        $ 23.8                 24.6

Average net asset ratios assuming expense limitations
   Expenses                                                                   0.00%(a)             0.00%(a)
   Net investment income                                                      2.26%(a)             3.04%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                   0.15%(a)             0.21%(a)
   Net investment income                                                      2.11%(a)             2.83%(a)
   Portfolio turnover rate                                                       8%(a)               11%(a)

(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                         From commencement
                                                                        Six months ended              of investment operations
                                                                         June 30, 2001                  October 31, 2000 to
                                                                          (Unaudited)                    December 31, 2000
                                                                        ----------------              ------------------------
Class A
Net asset value, beginning of period                                         $10.25                            10.00

Income from Investment Operations
     Net investment income                                                     0.30                             0.10
     Net gain (loss) on investments (both realized and unrealized)             0.01                             0.25
                                                                             ------                            -----
     Total from investment operations                                          0.31                             0.35
                                                                             ------                            -----

Less Distributions
     Net investment income                                                    (0.30)                           (0.10)
                                                                             ------                            -----
     Total distributions                                                      (0.30)                           (0.10)
                                                                             ------                            -----
Net asset value, end of period                                               $10.26                            10.25
                                                                             ======                            =====
Total Return                                                                   3.07%(b)                         3.54%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                         $ 28.1                             25.5

Average net asset ratios assuming expense limitations
     Expenses                                                                  0.70%(a)                         0.29%(a)
     Net investment income                                                     5.87%(a)                         6.35%(a)

Average net asset ratios absent expense limitations
     Expenses                                                                  0.71%(a)                         0.29%(a)
     Net investment income                                                     5.86%(a)                         6.35%(a)
     Portfolio turnover rate                                                     14%(a)                          190%(a)

(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                             From commencement
                                                                   Six months ended      of investment operations
                                                                     June 30, 2001          October 31, 2000 to
                                                                      (Unaudited)            December 31, 2000
                                                                    ---------------      ------------------------
Class B
Net asset value, beginning of period                                    $10.25                     10.00

Income from Investment Operations
     Net investment income                                                0.28                      0.10
     Net gain (loss) on investments (both realized and unrealized)        0.01                      0.25
                                                                        ------                     -----
     Total from investment operations                                     0.29                      0.35
                                                                        ------                     -----
Less Distributions
     Net investment income                                               (0.28)                    (0.10)
                                                                        ------                     -----
     Total distributions                                                 (0.28)                    (0.10)
                                                                        ------                     -----
Net asset value, end of period                                          $10.26                     10.25
                                                                        ======                     =====
Total Return                                                              2.86%(b)                  3.54%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                    $ 25.9                      25.4

Average net asset ratios assuming expense limitations
     Expenses                                                             1.10%(a)                  0.29%(a)
     Net investment income                                                5.47%(a)                  6.35%(a)

Average net asset ratios absent expense limitations
     Expenses                                                             1.11%(a)                  0.29%(a)
     Net investment income                                                5.46%(a)                  6.35%(a)
     Portfolio turnover rate                                                14%(a)                   190%(a)

(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                             From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001      October 31, 2000 to
                                                                          (Unaudited)        December 31, 2000
                                                                       ----------------   ------------------------
Class A Shares
Net asset value, beginning of period                                        $10.29                 10.00

Income from Investment Operations
   Net investment income                                                      0.22                  0.09
   Net gain (loss) on investments (both realized and unrealized)             (0.03)                 0.29
                                                                            ------                 -----
   Total from investment operations                                           0.19                  0.38
                                                                            ------                 -----
Less Distributions
   Net investment income                                                     (0.22)                (0.09)
                                                                            ------                 -----
   Total distributions                                                       (0.22)                (0.09)
                                                                            ------                 -----
Net asset value, end of period                                              $10.26                 10.29
                                                                            ======                 =====
Total Return                                                                  1.89%(b)              3.79%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                        $ 27.0                  26.0

Average net asset ratios assuming expense limitations
   Expenses                                                                   0.70%(a)              0.36%(a)
   Net investment income                                                      4.33%(a)              5.47%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                   0.70%(a)              0.36%(a)
   Net investment income                                                      4.33%(a)              5.47%(a)
   Portfolio turnover rate                                                       0%(a)                 0%(a)

(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                             From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001      October 31, 2000 to
                                                                          (Unaudited)        December 31, 2000
                                                                       ----------------   ------------------------
Class B Shares
Net asset value, beginning of period                                        $10.29                 10.00

Income from Investment Operations
   Net investment income                                                      0.20                  0.09
   Net gain (loss) on investments (both realized and unrealized)             (0.03)                 0.29
                                                                            ------                 -----
   Total from investment operations                                           0.17                  0.38
                                                                            ------                 -----
Less Distributions
   Net investment income                                                     (0.20)                (0.09)
                                                                            ------                 -----
   Total distributions                                                       (0.20)                (0.09)
                                                                            ------                 -----
Net asset value, end of period                                              $10.26                 10.29
                                                                            ======                 =====
Total Return                                                                  1.69%(b)              3.79%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                        $ 26.5                  26.0

Average net asset ratios assuming expense limitations
   Expenses                                                                   1.10%(a)              0.36%(a)
   Net investment income                                                      3.93%(a)              5.47%(a)

Average net asset ratios absent expense limitations
   Expenses                                                                   1.10%(a)              0.36%(a)
   Net investment income                                                      3.93%(a)              5.47%(a)
   Portfolio turnover rate                                                       0%(a)                 0%(a)

(a)  Determined on an annualized basis.
(b) Total return is not annualized, and sales charges are not reflected in total return.

                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001     December 12, 2000 to
                                                                          (Unaudited)        December 31, 2000
                                                                       ----------------   ------------------------
Class A Shares
Net asset value, beginning of period                                        $ 1.00                 1.00

Income from Investment Operations
   Net investment income (a)                                                  0.02                   --
                                                                            ------                 ----
   Total from investment operations                                           0.02                   --
                                                                            ------                 ----
Less Distributions
   Net investment income (a)                                                 (0.02)                  --
                                                                            ------                 ----
   Total distributions                                                       (0.02)                  --
                                                                            ------                 ----
Net asset value, end of period                                              $ 1.00                 1.00
                                                                            ======                 ====
Total Return                                                                  2.36%(b)             0.29%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                        $  7.5                  5.0

Average net asset ratios assuming expense limitations
   Expenses                                                                   0.60%(c)             0.60%(c)
   Net investment income                                                      4.61%(c)             5.94%(c)

Average net asset ratios absent expense limitations
   Expenses                                                                   0.85%(c)             1.93%(c)
   Net investment income                                                      4.36%(c)             4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for 2000.
(b)  Not annualized.
(c)  Determined on an annualized basis.

                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                       Six months ended   of investment operations
                                                                         June 30, 2001      December 12, 2000 to
                                                                          (Unaudited)         December 31, 2000
                                                                       ----------------   ------------------------
Class B Shares
Net asset value, beginning of period                                        $ 1.00                  1.00

Income from Investment Operations
   Net investment income (a)                                                  0.02                    --
                                                                            ------                  ----
   Total from investment operations                                           0.02                    --
                                                                            ------                  ----
Less Distributions
   Net investment income (a)                                                 (0.02)                   --
                                                                            ------                  ----
   Total distributions                                                       (0.02)                   --
                                                                            ------                  ----
Net asset value, end of period                                              $ 1.00                  1.00
                                                                            ======                  ====
Total Return                                                                  2.16%(b)              0.27%(b)

Ratios/Supplemental Data
Net assets, end of period (millions)                                        $  5.1                   5.0

Average net asset ratios assuming expense limitations
   Expenses                                                                   1.00%(c)              1.00%(c)
   Net investment income                                                      4.28%(c)              5.54%(c)

Average net asset ratios absent expense limitations
   Expenses                                                                   1.23%(c)              1.93%(c)
   Net investment income                                                      4.05%(c)              4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for 2000.
(b)  Not annualized.
(c)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                               Shares          Value
     --------                             ----------     ------------
COMMON STOCKS--99.21%
ADVERTISING--0.30%
     Interpublic Group                    *   97,941     $  2,874,567
     Companies Inc.
     Omnicom Group Inc.                       48,379        4,160,594
     TMP Worldwide Inc.                   +*  27,852        1,646,332
                                                         ------------
                                                            8,681,493
                                                         ------------
AEROSPACE / DEFENSE--1.21%
     Boeing Co.                              227,866       12,669,350
     General Dynamics Corp.                   52,488        4,084,091
     Goodrich (B.F.) Co.                      27,017        1,026,106
     Lockheed Martin Corp.                   113,397        4,201,359
     Northrop Grumman Corp.                   22,291        1,785,509
     Raytheon Co.                         +   92,881        2,465,991
     United Technologies Corp.               122,995        9,010,614
                                                         ------------
                                                           35,243,020
                                                         ------------

AIRLINES--0.24%
     AMR Corp.                            +   40,100        1,448,813
     Delta Air Lines Inc.                     32,167        1,417,921
     Southwest Airlines Co.                  198,966        3,678,881
     U.S. Airways Group Inc.              +*  17,482          424,813
                                                         ------------
                                                            6,970,428
                                                         ------------

APPAREL--0.18%
     Liz Claiborne Inc.                       13,716          691,972
     Nike Inc. "B"                            70,828        2,974,068
     Reebok International Ltd.            +*  15,320          489,474
     VF Corp.                                 29,202        1,062,369
                                                         ------------
                                                            5,217,883
                                                         ------------
AUTO MANUFACTURERS--0.77%
     Ford Motor Company                      477,879       11,731,929
     General Motors Corp. "A"                143,244        9,217,751
     Navistar International Corp.         +   15,557          437,618
     PACCAR Inc.                              19,982        1,027,474
                                                         ------------
                                                           22,414,772
                                                         ------------
AUTO PARTS & EQUIPMENT--0.23%
     Cooper Tire & Rubber Co.                 18,913          268,565
     Dana Corp.                               38,635          901,741
     Delphi Automotive Systems Corp.         146,265        2,330,001
     Goodyear Tire & Rubber Co.               41,489        1,161,692
     TRW Inc.                                 32,628        1,337,748
     Visteon Corp.                            34,164          627,934
                                                         ------------
                                                            6,627,681
                                                         ------------
BANKS--6.78%
     AmSouth Bancorp                          96,746        1,788,834
     Bank of America Corp.                   418,667       25,132,580
     Bank of New York Co. Inc.               192,093        9,220,464
     Bank One Corp.                          304,355       10,895,909
     BB&T Corp.                              106,394        3,904,660
     Charter One Financial Inc.               53,955        1,721,165
     Comerica Inc.                            46,658        2,687,501
     Fifth Third Bancorp                     150,337        9,027,737
     First Union Corp.                       256,266        8,953,934
     FleetBoston Financial Corp.             282,898       11,160,326
     Golden West Financial Corp.              41,399        2,659,472
     Huntington Bancshares Inc.               65,592        1,072,429
     JP Morgan Chase & Co.                   518,496       23,124,922
     KeyCorp                                 110,861        2,887,929
     Mellon Financial Corp.                  124,665        5,734,590
     National City Corp.                     156,860        4,828,151
     Northern Trust Corp.                     58,096        3,631,000
     PNC Financial Services Group             75,499        4,967,079
     Regions Financial Corp.                  59,452        1,902,464
     SouthTrust Corp.                         88,821        2,309,346
     State Street Corp.                       84,956        4,204,472
     SunTrust Banks Inc.                      76,281        4,941,483
     Synovus Financial Corp.                  75,779        2,377,945
     U.S. Bancorp                            497,747       11,343,654
     Union Planters Corp.                     35,846        1,562,886
     Wachovia Corp.                           54,927        3,908,056
     Washington Mutual Inc.               *  229,239        8,607,924
     Wells Fargo & Company                   448,205       20,810,158
     Zions Bancorp                            24,100        1,421,900
                                                         ------------
                                                          196,788,970
                                                         ------------
BEVERAGES--2.09%
     Anheuser-Busch Companies Inc.           234,402        9,657,362
     Brown-Forman Corp. "B"                   17,884        1,143,503
     Coca-Cola Co.                           649,708       29,236,860
     Coca-Cola Enterprises Inc.           *  109,739        1,794,233
     Coors (Adolf) Company "B"                 9,718          487,649
     Pepsi Bottling Group Inc.                37,542        1,505,434
     PepsiCo Inc.                            382,411       16,902,566
                                                         ------------
                                                           60,727,607
                                                         ------------
BIOTECHNOLOGY--0.73%
     Amgen Inc.                           +  272,493       16,534,875
     Biogen Inc.                          +   38,750        2,106,450
     Chiron Corp.                         +   49,618        2,530,518
                                                         ------------
                                                           21,171,843
                                                         ------------
BUILDING MATERIALS--0.15%
     Masco Corp.                          *  120,136        2,998,595
     Vulcan Materials Co.                     26,363        1,417,011
                                                         ------------
                                                            4,415,606
                                                         ------------
CHEMICALS--1.20%
     Air Products & Chemicals Inc.            59,545        2,724,184
     Ashland Inc.                             18,177          728,898
     Dow Chemical Co.                        234,396        7,793,667
     Du Pont (E.I.) de Nemours            *  272,376       13,139,418
     Eastman Chemical Co.                     20,151          959,792
     Engelhard Corp.                          34,119          879,929

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                              Shares           Value
     --------                            -----------     ------------
     Great Lakes Chemical Corp.          *    13,132     $    405,122
     Hercules Inc.                       *    28,165          318,264
     PPG Industries Inc.                 *    43,949        2,310,399
     Praxair Inc.                             41,919        1,970,193
     Rohm & Haas Co. "A"                      57,468        1,890,697
     Sherwin-Williams Co.                     40,888          907,714
     Sigma-Aldrich Corp.                      19,789          764,251
                                                         ------------
                                                           34,792,528
                                                         ------------

COMMERCIAL SERVICES--0.85%
     Block (H & R) Inc.                       23,889        1,542,035
     Cendant Corp.                       +   222,468        4,338,126
     Concord EFS Inc.                    +*   61,802        3,214,322
     Convergys Corp.                     +    44,635        1,350,209
     Deluxe Corp.                             18,437          532,829
     Donnelley (R.R.) & Sons Co.              30,624          909,533
     Ecolab Inc.                              33,295        1,364,096
     Equifax Inc.                             37,413        1,372,309
     McKesson HBOC Inc.                       74,358        2,760,169
     Moody's Corp.                            41,140        1,378,190
     Paychex Inc.                             97,498        3,899,920
     Quintiles Transnational Corp.       +*   30,484          769,721
     Robert Half International Inc.      +    45,785        1,139,589
                                                         ------------
                                                           24,571,048
                                                         ------------
COMPUTERS--6.27%
     Apple Computer Inc.                 +    91,139        2,118,982
     Cisco Systems Inc.                  + 1,911,575       34,790,665
     Compaq Computer Corp.                   441,192        6,759,061
     Computer Sciences Corp.             +    44,073        1,524,926
     Dell Computer Corp.                 +   679,386       17,765,944
     Electronic Data Systems Corp.           122,223        7,638,937
     EMC Corp.                           +   576,448       16,745,814
     Gateway Inc.                        +    84,327        1,387,179
     Hewlett-Packard Co.                     507,403       14,511,726
     International Business
      Machines Corp.                         453,819       51,508,456
     Lexmark International Group
      Inc. "A"                           +    33,532        2,255,027
     NCR Corp.                           +    25,229        1,185,763
     Network Appliance Inc.              +    85,038        1,165,021
     Palm Inc.                           +   148,117          899,070
     Sapient Corp.                       +*   32,073          312,712
     Sun Microsystems Inc.               +   850,638       13,372,029
     Unisys Corp.                        +    82,709        1,216,649
     Veritas Software Corp.              +*  103,774        6,904,084
                                                         ------------
                                                          182,062,045
                                                         ------------
COSMETICS / PERSONAL CARE--1.72%
     Alberto-Culver Co. "B"              *    14,732          619,333
     Avon Products Inc.                       61,967        2,867,833
     Colgate-Palmolive Co.                   146,576        8,646,518
     Gillette Co.                            275,387        7,983,469
     International Flavors &
      Fragrances Inc.                         24,994          628,099
     Kimberly-Clark Corp.                    139,053        7,773,063
     Procter & Gamble Co.                    338,244       21,579,967
                                                         ------------
                                                           50,098,282
                                                         ------------
DISTRIBUTION / WHOLESALE--0.25%
     Costco Wholesale Corp.              +   117,493        4,826,612
     Genuine Parts Co.                        44,958        1,416,177
     Grainger (W.W.) Inc.                     24,840        1,022,414
                                                         ------------
                                                            7,265,203
                                                         ------------
DIVERSIFIED FINANCIAL SERVICES--6.73%
     American Express Co.                    345,532       13,406,642
     Bear Stearns Companies Inc.              27,394        1,615,424
     Capital One Financial Corp.              54,473        3,268,380
     Citigroup Inc.                        1,313,389       69,399,475
     Countrywide Credit
      Industries Inc.                         30,908        1,418,059
     Fannie Mae                              261,232       22,243,905
     Franklin Resources Inc.                  69,113        3,163,302
     Freddie Mac                             180,858       12,660,060
     Household International Inc.            121,134        8,079,638
     Lehman Brothers Holdings Inc.            64,355        5,003,601
     MBNA Corp.                              222,497        7,331,276
     Merrill Lynch & Co. Inc.                219,228       12,989,259
     Morgan Stanley Dean Witter &
      Co.                                    290,663       18,669,284
     Providian Financial Corp.                74,600        4,416,320
     Schwab (Charles) Corp.                  362,018        5,538,875
     Stilwell Financial Inc.                  57,232        1,920,706
     T Rowe Price Group Inc.                  32,152        1,202,163
     USA Education Inc.                       42,563        3,107,099
                                                         ------------
                                                          195,433,468
                                                         ------------
ELECTRIC--2.67%
     AES Corp.                           +   139,003        5,984,079
     Allegheny Energy Inc.                    32,573        1,571,647
     Ameren Corp.                             35,804        1,528,831
     American Electric Power Inc.             84,134        3,884,467
     Calpine Corp.                       +    77,981        2,947,682
     Cinergy Corp.                            41,565        1,452,697
     CMS Energy Corp.                         34,506          960,992
     Consolidated Edison Inc.            *    55,399        2,204,880
     Constellation Energy Group
      Inc.                                    42,780        1,822,428
     Dominion Resources Inc.                  64,592        3,883,917
     DTE Energy Co.                           43,026        1,998,127
     Duke Energy Corp.                       201,600        7,864,416
     Edison International                     85,102          948,887
     Entergy Corp.                            57,687        2,214,604
     Exelon Corp.                             83,738        5,369,281
     FirstEnergy Corp.                        58,550        1,882,968
     FPL Group Inc.                           45,913        2,764,422
     GPU Inc.                            *    31,246        1,098,297
     Mirant Corp.                        +    88,663        3,050,007
     Niagara Mohawk Holdings Inc.        +    41,887          740,981
     NiSource Inc.                            53,972        1,475,055
     PG&E Corp.                              101,120        1,132,544
     Pinnacle West Capital Corp.              22,133        1,049,104

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          -------     -----------
     PPL Corp.                                          38,144     $ 2,097,920
     Progress Energy Inc.                               53,782       2,415,887
     Public Service Enterprise Group Inc.               54,362       2,658,302
     Reliant Energy Inc.                                77,664       2,501,557
     Southern Co.                                *     178,923       4,159,960
     TXU Corporation                                    67,048       3,231,043
     Xcel Energy Inc.                                   89,678       2,551,339
                                                                   -----------
                                                                    77,446,321
                                                                   -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.34%
     American Power Conversion Corp.             +      50,944         802,368
     Emerson Electric Co.                              111,955       6,773,277
     Molex Inc.                                         51,057       1,865,112
     Power-One Inc.                              +*     20,585         342,534
                                                                   -----------
                                                                     9,783,291
                                                                   -----------
ELECTRONICS--0.68%
     Agilent Technologies Inc.                   +     119,346       3,878,745
     Applera Corp. - Applied Biosystems Group           55,191       1,476,359
     Jabil Circuit Inc.                          +      49,990       1,542,691
     Johnson Controls Inc.                              22,642       1,640,866
     Millipore Corp.                                    12,295         762,044
     Parker Hannifin Corp.                              30,501       1,294,462
     PerkinElmer Inc.                                   26,356         725,581
     Sanmina Corp.                               +      83,492       1,954,548
     Solectron Corp.                             +     170,650       3,122,895
     Symbol Technologies Inc.                           59,175       1,313,685
     Tektronix Inc.                              +      24,459         664,062
     Thermo Electron Corp.                       +      47,350       1,042,647
     Thomas & Betts Corp.                               15,234         336,214
                                                                   -----------
                                                                    19,754,799
                                                                   -----------
ENGINEERING & CONSTRUCTION--0.03%
     Fluor Corp.                                        20,739         936,366
                                                                   -----------
                                                                       936,366
                                                                   -----------
ENVIRONMENTAL CONTROL--0.21%
     Allied Waste Industries Inc.                +      51,523         962,450
     Waste Management Inc.                             163,335       5,033,985
                                                                   -----------
                                                                     5,996,435
                                                                   -----------
FOOD--2.14%
     Albertson's Inc.                                  105,829       3,173,812
     Archer-Daniels-Midland Co.                        165,087       2,146,131
     Campbell Soup Co.                           *     106,603       2,745,027
     ConAgra Foods Inc.                                140,289       2,779,125
     General Mills Inc.                                 74,308       3,253,204
     Heinz (H.J.) Co.                                   91,013       3,721,522
     Hershey Foods Corp.                                35,670       2,201,196
     Kellogg Co.                                       105,969       3,073,101
     Kroger Co.                                  +     211,792       5,294,800
     Quaker Oats Co.                                    34,534       3,151,227
     Ralston Purina Group                               80,940       2,429,819
     Safeway Inc.                                +     132,023       6,337,104
     Sara Lee Corp.                                    205,416       3,890,579
     SUPERVALU Inc.                                     34,594         607,125
     Sysco Corp.                                       175,650       4,768,897
     Unilever NV - NY Shares                           149,318       8,894,873
     Winn-Dixie Stores Inc.                             36,719         959,467
     Wrigley (William Jr.) Co.                          58,995       2,763,916
                                                                   -----------
                                                                    62,190,925
                                                                   -----------
FOREST PRODUCTS & PAPER--0.49%
     Boise Cascade Corp.                                15,025         528,429
     Georgia-Pacific Corp.                              58,985       1,996,642
     International Paper Co.                           126,169       4,504,233
     Louisiana-Pacific Corp.                            27,212         319,197
     Mead Corp.                                         25,906         703,089
     Potlatch Corp.                                      7,411         255,013
     Temple-Inland Inc.                                 12,872         685,949
     Westvaco Corp.                                     26,296         638,730
     Weyerhaeuser Co.                                   56,241       3,091,568
     Willamette Industries Inc.                         28,633       1,417,333
                                                                   -----------
                                                                    14,140,183
                                                                   -----------
GAS--0.13%
     KeySpan Corp.                                      35,903       1,309,741
     NICOR Inc.                                         11,892         463,550
     ONEOK Inc.                                         15,548         306,296
     Peoples Energy Corp.                                9,275         372,855
     Sempra Energy                                      53,763       1,469,880
                                                                   -----------
                                                                     3,922,322
                                                                   -----------
HAND / MACHINE TOOLS--0.07%
     Black & Decker Corp.                               21,226         837,578
     Snap-On Inc.                                       15,133         365,613
     Stanley Works (The)                                22,248         931,524
                                                                   -----------
                                                                     2,134,715
                                                                   -----------
HEALTH CARE--3.36%
     Aetna Inc.                                  +      37,184         961,950
     Bard (C.R.) Inc.                                   13,226         753,221
     Bausch & Lomb Inc.                                 14,037         508,701
     Baxter International Inc.                         154,738       7,582,162
     Becton Dickinson & Co.                             67,306       2,408,882
     Biomet Inc.                                        46,698       2,244,306
     Boston Scientific Corp.                     +     104,892       1,783,164
     Guidant Corp.                               +      80,191       2,886,876
     HCA - The Healthcare Company                      140,408       6,345,038
     Healthsouth Corp.                           +     101,815       1,625,986
     Humana Inc.                                 +      44,427         437,606
     Johnson & Johnson                                 790,906      39,545,300
     Manor Care Inc.                             +      26,849         852,456
     Medtronic Inc.                                    315,673      14,524,115
     St. Jude Medical Inc.                       +      22,370       1,342,200
     Stryker Corp.                               *      51,231       2,810,020
     Tenet Healthcare Corp.                      +      84,700       4,369,673

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                              Shares         Value
     --------                             --------    -------------
     UnitedHealth Group Inc.               82,854     $   5,116,234
     Wellpoint Health Networks Inc. +      16,495         1,554,489
                                                      -------------
                                                         97,652,379
                                                      -------------

HOME BUILDERS--0.05%
     Centex Corp.                          15,535           633,051
     KB HOME                        *      11,604           350,093
     Pulte Corp.                    *      10,968           467,566
                                                      -------------
                                                          1,450,710
                                                      -------------

HOME FURNISHINGS--0.10%
     Leggett & Platt Inc.                  51,298         1,130,095
     Maytag Corp.                          19,864           581,221
     Whirlpool Corp.                       17,442         1,090,125
                                                      -------------
                                                          2,801,441
                                                      -------------

HOUSEHOLD PRODUCTS / WARES--0.25%
     American Greetings Corp. "A"          16,574           182,314
     Avery Dennison Corp.                  28,772         1,468,811
     Clorox Co.                            61,731         2,089,594
     Fortune Brands Inc.                   39,901         1,530,602
     Newell Rubbermaid Inc.                69,672         1,748,767
     Tupperware Corp.                      15,152           355,011
                                                      -------------
                                                          7,375,099
                                                      -------------

INSURANCE--4.40%
     AFLAC Inc.                           137,328         4,324,459
     Allstate Corp.                       189,181         8,322,072
     Ambac Financial Group Inc.            27,624         1,607,717
     American General Corp.               130,394         6,056,801
     American International Group
      Inc.                                608,833        52,359,638
     AON Corp.                             68,392         2,393,702
     Chubb Corp.                           45,792         3,545,675
     CIGNA Corp.                           39,069         3,743,592
     Cincinnati Financial Corp.            42,017         1,659,671
     Conseco Inc.                    +*    88,190         1,203,793
     Hancock (John) Financial
      Services Inc.                        80,400         3,236,904
     Hartford Financial Services
      Group Inc.                           61,906         4,234,370
     Jefferson-Pilot Corp.                 39,767         1,921,541
     Lincoln National Corp.                49,079         2,539,838
     Loews Corp.                           51,554         3,321,624
     Marsh & McLennan Companies
      Inc.                                 71,963         7,268,263
     MBIA Inc.                             38,735         2,156,765
     MetLife Inc.                   *     195,816         6,066,380
     MGIC Investment Corp.                 27,943         2,029,780
     Progressive Corporation        *      19,287         2,607,410
     SAFECO Corp.                   *      33,387           984,916
     St. Paul Companies Inc.               55,990         2,838,133
     Torchmark Corp.                       32,755         1,317,079
     UNUMProvident Corp.                   63,061         2,025,519
                                                      -------------
                                                        127,765,642
                                                      -------------

IRON / STEEL--0.06%
     Allegheny Technologies Inc.           20,996           379,818
     Nucor Corp.                     *     20,235           989,289
     USX-U.S. Steel Group Inc.             23,155           466,573
                                                      -------------
                                                          1,835,680
                                                      -------------

LEISURE TIME--0.37%
     Brunswick Corp.                       22,892           550,095
     Carnival Corp. "A"              *    152,704         4,688,013
     Harley-Davidson Inc.            *     79,016         3,720,073
     Sabre Holdings Corp.            +     34,697         1,734,850
                                                      -------------
                                                         10,693,031
                                                      -------------

LODGING--0.25%
     Harrah's Entertainment Inc.     +*    30,586         1,079,686
     Hilton Hotels Corp.                   96,328         1,117,405
     Marriott International Inc. "A" *     63,694         3,015,274
     Starwood Hotels & Resorts
      Worldwide Inc.                       51,893         1,934,571
                                                      -------------
                                                          7,146,936
                                                      -------------

MACHINERY--0.45%
     Caterpillar Inc.                *     89,630         4,485,982
     Cummins Engine Company Inc.           10,782           417,263
     Deere & Co.                           61,293         2,319,940
     Dover Corp.                           53,058         1,997,634
     Ingersoll-Rand Co.                    41,754         1,720,265
     McDermott International Inc.    +     15,988           186,260
     Rockwell International Corp.          47,722         1,819,163
                                                      -------------
                                                         12,946,507
                                                      -------------

MANUFACTURERS--6.58%
     Cooper Industries Inc.                24,458           968,292
     Crane Co.                             15,562           482,422
     Danaher Corp.                         37,252         2,086,112
     Eastman Kodak Co.                     75,754         3,536,197
     Eaton Corp.                           17,965         1,259,347
     FMC Corp.                       +      8,132           557,530
     General Electric Co.               2,594,421       126,478,024
     Honeywell International Inc.         211,381         7,396,221
     Illinois Tool Works Inc.              79,417         5,027,096
     ITT Industries Inc.                   23,004         1,017,927
     Minnesota Mining &
      Manufacturing Co.                   103,419        11,800,108
     National Service Industries
      Inc.                                 10,722           241,996
     Pall Corp.                            32,034           753,760
     Textron Inc.                          36,802         2,025,582
     Tyco International Ltd.              505,798        27,565,991
                                                      -------------
                                                        191,196,605
                                                      -------------

MEDIA--4.81%
     AOL Time Warner Inc.            +  1,157,191        61,331,123
     Clear Channel Communications
      Inc.                           +    153,470         9,622,569
     Comcast Corp. "A"               +*   246,819        10,711,945
     Dow Jones & Co. Inc.                  22,553         1,346,640

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                            Shares         Value
     --------                                           --------    ------------
     Gannett Co. Inc.                                     69,043    $  4,549,934
     Knight Ridder Inc.                          *        19,123       1,133,994
     McGraw-Hill Companies Inc.                           50,958       3,370,872
     Meredith Corp.                                       13,021         466,282
     New York Times Co. "A"                               41,546       1,744,932
     Tribune Co.                                          77,938       3,118,299
     Univision Communications Inc.               +*       54,444       2,329,114
     Viacom Inc. "B"                             +       464,971      24,062,249
     Walt Disney Co. (The)                               545,887      15,770,675
                                                                    ------------
                                                                     139,558,628
                                                                    ------------
METAL FABRICATE / HARDWARE--0.02%
     Timken Co.                                           15,717         266,246
     Worthington Industries Inc.                          22,321         303,566
                                                                    ------------
                                                                         569,812
                                                                    ------------
MINING--0.63%
     Alcan Aluminum Ltd.                                  83,398       3,504,384
     Alcoa Inc.                                          225,401       8,880,799
     Barrick Gold Corp.                           *      103,465       1,567,495
     Freeport-McMoRan Copper & Gold Inc.         +        37,642         415,944
     Homestake Mining Company                             68,841         533,518
     Inco Ltd.                                   +*       47,516         820,126
     Newmont Mining Corp.                         *       51,059         950,208
     Phelps Dodge Corp.                                   20,579         854,029
     Placer Dome Inc.                                     85,587         838,753
                                                                    ------------
                                                                      18,365,256
                                                                    ------------
OFFICE / BUSINESS EQUIPMENT--0.15%
     Pitney Bowes Inc.                                    64,454       2,714,802
     Xerox Corp.                                  *      181,306       1,735,098
                                                                    ------------
                                                                       4,449,900
                                                                    ------------
OIL & GAS PRODUCERS--6.07%
     Amerada Hess Corp.                          *        23,284       1,881,347
     Anadarko Petroleum Corp.                             65,430       3,535,183
     Apache Corp.                                         32,782       1,663,687
     Burlington Resources Inc.                            55,266       2,207,877
     Chevron Corp.                                *      167,504      15,159,112
     Conoco Inc. "B"                                     163,165       4,715,469
     Devon Energy Corp.                                   33,771       1,772,978
     EOG Resources Inc.                                   30,255       1,075,565
     Exxon Mobil Corp.                                   901,049      78,706,630
     Kerr-McGee Corp.                             *       24,731       1,638,923
     Kinder Morgan Inc.                           *       29,907       1,502,827
     Nabors Industries Inc.                      +        38,359       1,426,955
     Noble Drilling Corp.                        +        35,019       1,146,872
     Occidental Petroleum Corp.                           96,801       2,573,939
     Phillips Petroleum Co.                       *       66,812       3,808,284
     Rowan Companies Inc.                        +        24,664         545,074
     Royal Dutch Petroleum Co. - NY  Shares              560,016      32,632,132
     Sunoco Inc.                                          21,877         801,355
     Texaco Inc.                                         143,946       9,586,804
     Tosco Corp.                                          40,325       1,776,316
     Transocean Sedco Forex Inc.                          83,050       3,425,812
     Unocal Corp.                                         63,561       2,170,608
     USX-Marathon Group Inc.                              80,625       2,379,244
                                                                    ------------
                                                                     176,132,993
                                                                    ------------
OIL & GAS SERVICES--0.51%
     Baker Hughes Inc.                                    87,633       2,935,706
     Halliburton Co.                                     112,077       3,989,941
     Schlumberger Ltd.                                   149,703       7,881,863
                                                                    ------------
                                                                      14,807,510
                                                                    ------------
PACKAGING & CONTAINERS--0.08%
     Ball Corp.                                            7,185         341,719
     Bemis Co.                                            13,783         553,663
     Pactiv Corp.                              +          41,478         555,805
     Sealed Air Corp.                          +          21,871         814,695
                                                                    ------------
                                                                       2,265,882
                                                                    ------------
PHARMACEUTICALS--8.35%
     Abbott Laboratories                                 404,578      19,423,790
     Allergan Inc.                                        34,399       2,941,115
     American Home Products Corp.                        343,333      20,064,381
     Bristol-Myers Squibb Co.                            507,569      26,545,859
     Cardinal Health Inc.                                116,481       8,037,189
     Forest Laboratories Inc. "A"              +          46,030       3,268,130
     King Pharmaceuticals Inc.                 +          44,777       2,406,764
     Lilly (Eli) and Company                             293,575      21,724,550
     MedImmune Inc.                            +          55,612       2,624,886
     Merck & Co. Inc.                                    598,866      38,273,526
     Pfizer Inc.                                       1,648,849      66,036,402
     Pharmacia Corporation                               339,763      15,612,110
     Schering-Plough Corp.                               382,092      13,847,014
     Watson Pharmaceuticals Inc.               +*         27,626       1,702,867
                                                                    ------------
                                                                     242,508,583
                                                                    ------------
PIPELINES--0.85%
     Dynegy Inc. "A"                            *         85,188       3,961,242
     El Paso Corp.                                       133,005       6,988,083
     Enron Corp.                                         194,897       9,549,953
     Williams Companies Inc.                             126,578       4,170,745
                                                                    ------------
                                                                      24,670,023
                                                                    ------------
RETAIL--6.01%
     AutoZone Inc.                             +          29,204       1,095,135
     Bed Bath & Beyond Inc.                    +          75,389       2,261,670
     Best Buy Co. Inc.                         +          54,673       3,472,829
     Big Lots Inc.                             +          29,561         404,394
     Circuit City Stores Inc.                             54,305         977,490
     CVS Corp.                                           102,759       3,966,497
     Darden Restaurants Inc.                              30,796         859,208
     Dillards Inc. "A"                                    22,203         339,040
     Dollar General Corp.                                 86,375       1,684,313
     Federated Department Stores Inc.          +          51,656       2,195,380

                                       72

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                            Shares        Value
     --------                                          ---------    ------------
     Gap Inc. (The)                                      224,537    $  6,511,573
     Home Depot Inc.                                     609,566      28,375,297
     Kmart Corp.                                 +       127,946       1,467,541
     Kohls Corp.                                 +*       87,047       5,460,458
     Limited Inc.                                        111,368       1,839,799
     Longs Drug Stores Corp.                               9,872         212,742
     Lowe's Companies Inc.                               100,467       7,288,881
     May Department Stores Co.                            78,033       2,673,411
     McDonald's Corp.                                    337,759       9,139,759
     Nordstrom Inc.                               *       34,923         647,822
     Office Depot Inc.                           +        77,712         806,651
     Penney (J.C.) Company Inc.                           68,729       1,811,696
     RadioShack Corp.                                     48,398       1,476,139
     Sears, Roebuck and Co."                              85,831       3,631,510
     Staples Inc.                                +       119,158       1,905,336
     Starbucks Corp.                             +*       99,252       2,282,796
     Target Corp.                                        234,809       8,124,391
     Tiffany & Co.                                        38,106       1,380,199
     TJX Companies Inc.                                   73,220       2,333,521
     Toys R Us Inc.                              +        51,612       1,277,397
     Tricon Global Restaurants Inc.              +*       38,380       1,684,882
     Walgreen Co.                                        265,861       9,079,153
     Wal-Mart Stores Inc.                              1,167,779      56,987,615
     Wendy's International Inc.                           29,717         758,972
                                                                    ------------
                                                                     174,413,497
                                                                    ------------
SEMICONDUCTORS--4.13%
     Advanced Micro Devices Inc.                 +        89,839       2,594,550
     Altera Corp.                                +       101,029       2,929,841
     Analog Devices Inc.                         +        93,963       4,063,900
     Applied Materials Inc.                      +       212,353      10,426,532
     Applied Micro Circuits Corp.                *        78,532       1,350,750
     Broadcom Corp. "A"                          +        67,908       2,903,746
     Conexant Systems Inc.                       +        64,496         577,239
     Intel Corp.                                       1,756,485      51,377,186
     KLA-Tencor Corp.                            +*       48,467       2,833,865
     Linear Technology Corp.                              83,071       3,673,400
     LSI Logic Corp.                             +*       94,374       1,774,231
     Maxim Integrated Products Inc.              +        85,778       3,792,245
     Micron Technology Inc.                      +       155,730       6,400,503
     National Semiconductor Corp.                +        45,276       1,318,437
     Novellus Systems Inc.                       +        37,254       2,115,655
     QLogic Corp.                                +        24,098       1,553,116
     Teradyne Inc.                               +        45,539       1,507,341
     Texas Instruments Inc.                              453,427      14,282,951
     Vitesse Semiconductor Corp.                 +*       47,843       1,006,617
     Xilinx Inc.                                 +        86,853       3,581,818
                                                                    ------------
                                                                     120,063,923
                                                                    ------------
SOFTWARE--6.21%
     Adobe Systems Inc.                                   62,425       2,933,975
     Autodesk Inc.                                        14,097         525,818
     Automatic Data Processing Inc.                      163,084       8,105,275
     BMC Software Inc.                           +        63,650       1,434,671
     BroadVision Inc.                            +        71,430         357,150
     Citrix Systems Inc.                         +*       48,207       1,682,424
     Computer Associates International Inc.              150,496       5,417,856
     Compuware Corp.                             +        96,058       1,343,851
     First Data Corp.                                    102,364       6,576,887
     Fiserv Inc.                                 +        32,487       2,078,518
     IMS Health Inc.                                      76,944       2,192,904
     Intuit Inc.                                 +        54,466       2,178,095
     Mercury Interactive Corp.                   +        21,592       1,293,361
     Microsoft Corp.                             +     1,405,724     102,617,852
     Novell Inc.                                 +        82,898         471,690
     Oracle Corp.                                +     1,466,147      27,856,793
     Parametric Technology Corp.                 +        69,027         965,688
     PeopleSoft Inc.                             +        76,756       3,778,698
     Siebel Systems Inc.                         +       118,399       5,552,913
     Yahoo! Inc.                                 +*      148,065       2,959,819
                                                                    ------------
                                                                     180,324,238
                                                                    ------------
TELECOMMUNICATION EQUIPMENT--1.64%
     ADC Telecommunications Inc.                 +*      204,153       1,347,410
     Andrew Corp.                                +        21,256         392,173
     Avaya Inc.                                  +        74,105       1,015,239
     Comverse Technology Inc.                    +        44,680       2,574,462
     JDS Uniphase Corp.                          +       343,808       4,297,600
     Lucent Technologies Inc.                            889,552       5,515,222
     Motorola Inc.                                       573,626       9,499,247
     Nortel Networks Corp.                               832,174       7,514,531
     QUALCOMM Inc.                               +       197,781      11,566,233
     Scientific-Atlanta Inc.                              42,557       1,727,814
     Tellabs Inc.                                +       106,883       2,060,704
                                                                    ------------
                                                                      47,510,635
                                                                    ------------
TELECOMMUNICATIONS--2.38%
     Cabletron Systems Inc.                      +        49,303       1,126,574
     Citizen Communications Co.                  +*       74,560         896,957
     Corning Inc.                                        242,985       4,060,279
     Global Crossing Ltd.                        +*      231,513       2,000,272
     Nextel Communications Inc. "A"              +*      199,829       3,497,008
     Qwest Communications
      International Inc.                                 433,863      13,827,214
     Sprint Corp. (PCS Group)                    +*      244,766       5,911,099
     Verizon Communications Inc.                         706,383      37,791,491
                                                                    ------------
                                                                      69,110,894
                                                                    ------------
TELEPHONE--3.33%
     Alltel Corp.                                         81,757       5,008,434
     AT&T Corp.                                          901,155      19,825,410
     BellSouth Corp.                                     489,506      19,712,407
     CenturyTel Inc.                              *       36,827       1,115,858
     SBC Communications Inc.                             879,628      35,237,898
     Sprint Corp. (FON Group)                            231,519       4,945,246
     WorldCom Inc.                               +       754,319      10,711,330
                                                                    ------------
                                                                      96,556,583
                                                                    ------------

                                       73

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                           Shares        Value
     --------                                          --------   --------------
TEXTILES--0.07%
     Cintas Corp.                              *         44,127   $    2,040,874
                                                                  --------------
                                                                       2,040,874
                                                                  --------------
TOBACCO--1.05%
     Philip Morris Companies Inc.                       574,489       29,155,317
     UST Inc.                                            42,611        1,229,753
                                                                  --------------
                                                                      30,385,070
                                                                  --------------
TOYS / GAMES / HOBBIES--0.10%
     Hasbro Inc.                                         45,068          651,233
     Mattel Inc.                                        112,562        2,129,673
                                                                  --------------
                                                                       2,780,906
                                                                  --------------
TRANSPORTATION--0.48%
     Burlington Northern Santa Fe Corp.                 102,347        3,087,809
     CSX Corp.                                           55,744        2,020,163
     FedEx Corp.                               +         80,204        3,224,201
     Norfolk Southern Corp.                             100,489        2,080,122
     Union Pacific Corp.                                 64,725        3,554,050
                                                                  --------------
                                                                      13,966,345
                                                                  --------------
TRUCKING & LEASING--0.01%
     Ryder System Inc.                                   15,792          309,523
                                                                  --------------
                                                                         309,523
                                                                  --------------
TOTAL COMMON STOCKS
     (Cost: $2,707,791,274)                                        2,880,442,339
                                                                  --------------

                                                   Face Amount        Value
                                                  -------------   --------------
SHORT TERM INSTRUMENTS--3.91%
     Dreyfus Money Market Fund                 ++ $  41,692,416       41,692,416
     Federal Home Loan Mortgage Corporation
        Discount Note 3.86%, 07/03/01          ++     6,685,522        6,685,522
     Goldman Sachs Financial Square Prime
        Obligation Fund                        ++    22,168,179       22,168,179
     Providian Temp Cash Money Market
        Fund                                   ++    41,792,428       41,792,428
     U.S. Treasury Bill
        3.52%**, 09/27/01                      +++    1,400,000        1,387,956
                                                                  --------------
TOTAL SHORT TERM INSTRUMENTS
     (Cost: $113,726,739)                                            113,726,501
                                                                  --------------

REPURCHASE AGREEMENT--0.74%
     Investors Bank & Trust Tri-Party
     Repurchase Agreement, dated 06/29/01,
        due 07/02/01, with a maturity value
        of $21,420,109 and an effective yield
        of 3.70%.                                 $  21,413,506   $   21,413,506
                                                                  --------------
TOTAL REPURCHASE AGREEMENT
     (Cost: $21,413,506)                                              21,413,506
                                                                  --------------
TOTAL INVESTMENTS IN SECURITIES--103.86%
     (Cost $2,842,931,519)                                         3,015,582,346

Other Assets, Less Liabilities--(3.86%)                             (112,213,904)
                                                                  --------------
NET ASSETS--100.00%                                               $2,903,368,442
                                                                  ==============

*    Denotes all or part of security on loan. See Note 4.
**   Yield to Maturity.
+    Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions. See Note 4.
+++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                             Shares        Value
     --------                                            --------   ------------
COMMON STOCKS--95.02%
ADVERTISING--0.41%
     Ackerly Group Inc. (The)                    +            820   $      9,191
     ADVO Inc.                                   +          1,230         42,004
     APAC Customer Services Inc.                 +          1,600          5,072
     Donnelley (R.H.) Corp.                      +          2,220         71,040
     Getty Images Inc.                           +            290          7,615
     Key3Media Group Inc.                        +          1,600         18,576
     Modem Media Inc.                            +          2,160          8,273
     Penton Media Inc.                                      1,540         26,950
     Valuevision International Inc. "A"          +          2,900         63,075
     Ventiv Health Inc.                          +          1,300         26,832
                                                                    ------------
                                                                         278,628
                                                                    ------------
AEROSPACE / DEFENSE--0.41%
     AAR Corp.                                              2,000         34,200
     Alliant Techsystems Inc.                    +            920         82,708
     Armor Holdings Inc.                         +          1,300         19,500
     BE Aerospace Inc.                           +            220          4,191
     Curtiss Wright Corp.                                     340         18,258
     GenCorp. Inc.                                          2,520         32,256
     HEICO Corp.                                              570         10,944
     Orbital Sciences Corp.                      +          3,700         14,356
     Sequa Corp. "A"                             +            400         18,200
     Teledyne Technologies Inc.                  +          2,200         33,440
     Titan Corp. (The)                           +*           410          9,389
                                                                    ------------
                                                                         277,442
                                                                    ------------
AGRICULTURE--0.08%
     Delta & Pine Land Co.                                  2,700         53,055
     Dimon Inc.                                               300          3,000
                                                                    ------------
                                                                          56,055
                                                                    ------------
AIRLINES--0.54%
     Airtran Holdings Inc.                       +          4,170         43,785
     Alaska Air Group Inc.                       +          1,820         52,598
     American West Holdings Corp. "B"            +          2,400         23,928
     Atlantic Coast Airlines Holdings Inc.       +          2,480         74,375
     Frontier Airlines Inc.                      +          1,950         23,887
     Mesa Air Group Inc.                         +*         2,400         29,640
     Mesaba Holdings Inc.                        +            700          6,454
     Midwest Express Holdings Inc.               +          1,100         19,085
     SkyWest Inc.                                           3,150         88,200
                                                                    ------------
                                                                         361,952
                                                                    ------------
APPAREL--0.46%
     Oshkosh B'gosh Inc. "A"                                  700         23,275
     Phillips-Van Heusen                                    1,700         24,480
     Corporation
     Reebok International Ltd.                   +*         2,880         92,016
     Russell Corp.                                          1,900         32,281
     Skechers U.S.A. Inc. "A"                    +*         1,100         32,153
     Stride Rite Corp.                                      3,300         28,050
     Timberland Co. "A"                          +          1,080         42,671
     Unifi Inc.                                  +          3,900         33,150
                                                                    ------------
                                                                         308,076
                                                                    ------------
AUTO MANUFACTURERS--0.51%
     American Axle & Manufacturing
        Holdings Inc.                            +          1,000         16,650
     AO Smith Corp. "B"                                     1,600         28,640
     Borg-Warner Automotive Inc.                            1,730         85,843
     CLARCOR Inc.                                           1,700         45,645
     Dura Automotive Systems Inc.                +          1,100         17,600
     Exide Corp.                                            2,100         24,150
     Group 1 Automotive Inc.                     +          1,100         32,560
     Hayes Lemmerz International Inc.            +          1,300          8,320
     IMPCO Technologies Inc.                     +            330         11,665
     Kroll-O'Gara Co. (The)                      +            130          1,230
     Oshkosh Truck Corp.                                    1,020         45,135
     Wabash National Corp.                                  2,000         24,200
                                                                    ------------
                                                                         341,638
                                                                    ------------
AUTO PARTS & EQUIPMENT--0.70%
     ArvinMeritor Inc.                                      4,820         80,687
     Bandag Inc.                                              800         21,840
     Collins & Aikman Corp.                      +          4,420         27,404
     Cooper Tire & Rubber Co.                               4,870         69,154
     Federal-Mogul Corp.                         *          1,210          2,045
     Lear Corp.                                  +          4,140        144,486
     Modine Manufacturing Co.                               1,620         44,680
     Superior Industries International Inc.                 1,320         50,556
     Tower Automotive Inc.                       +          3,100         31,775
                                                                    ------------
                                                                         472,627
                                                                    ------------
BANKS--8.39%
     Alabama National Bancorp                                 520         16,874
     Alliance Bancorp                                          70          2,064
     AMCORE Financial Inc.                                  1,840         44,234
     American Financial Holdings Inc.                       2,000         47,200
     Anchor BanCorp Wisconsin Inc.                          1,720         27,348
     Andover Bancorp Inc.                                     420         21,105
     Area Bancshares Corp.                                    900         14,850
     Arrow Financial Corp.                                     50          1,262
     Astoria Financial Corp.                                2,790        153,450
     BancFirst Corp.                                          300         12,075
     Bancorp South Inc.                                     6,400        108,800
     Bank Mutual Corp.                                         90          1,269
     Bank of Granite Corp.                                    800         18,400
     BankAtlantic Bancorp Inc. "A"               *          2,000         17,380
     BankUnited Financial Corp. "A"              +            120          1,686
     Banner Corporation                                       100          2,200
     Bay View Capital Corp.                                 2,600         19,448
     BB&T Corp.                                                40          1,468
     BOK Financial Corp.                         +            751         20,202
     Boston Private Financial Holdings Inc.                   110          2,464
     Brookline Bancorp Inc.                                   900         12,636
     BSB Bancorp Inc.                                         800         18,440

                                       75

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                             Shares        Value
     --------                                            --------   ------------
     Capital City Bank Group Inc.                             320   $      7,958
     Cathay Bancorp Inc.                                      600         32,814
     CCBT Financial Companies Inc.                             80          2,399
     Centennial Bancorp                          +            150          1,237
     CFS Bancorp Inc.                                         140          1,936
     Chemical Financial Corp.                               1,130         33,335
     Chittenden Corp.                                       1,730         58,214
     Citizens Banking Corp.                                 3,300         96,525
     City Bank                                                600         16,200
     Colonial BancGroup Inc.                                7,080        101,810
     Columbia Banking System Inc.                +             90          1,148
     Commerce Bancorp Inc.                                  1,980        138,798
     Commercial Federal Corp.                               3,840         88,704
     Commonwealth Bancorp Inc.                                 80          1,430
     Community Bank System Inc.                                70          1,960
     Community Banks Inc.                                      50          1,425
     Community First Bankshares Inc.                        3,000         69,000
     Community Trust Bancorp Inc.                              70          1,680
     Connecticut Bankshares Inc.                               80          2,094
     CORUS Bankshares Inc.                                    600         36,150
     CPB Inc.                                                 600         17,748
     Credit Suisse First Boston                  +          1,800          8,550
     Cullen/Frost Bankers Inc.                              3,330        112,720
     CVB Financial Corp.                                    1,430         27,456
     Dime Community Bancshares                                900         30,528
     Downey Financial Corp.                                 1,520         71,835
     East West Bancorp Inc.                                 1,620         43,740
     F&M Bancorp                                              700         20,860
     F&M National Corp.                                     1,840         73,600
     F.N.B. Corp.                                           1,575         46,462
     Farmers Capital Bank Corp.                               500         20,300
     Financial Institutions Inc.                               70          1,568
     First Bancorp North Carolina                *             50          1,231
     First BanCorp.                                         1,500         40,485
     First Busey Corp. "A"                                    700         15,001
     First Charter Corp.                                    2,220         41,625
     First Citizens Bancshares Inc. "A"                       400         43,400
     First Commonwealth Financial Corp.                     4,100         61,500
     First Community Bancshares Inc.                           60          1,875
     First Essex Bancorp Inc.                                  70          1,730
     First Federal Capital Corp.                            1,200         19,440
     First Financial Bancorp                                2,790         47,653
     First Financial Bankshares Inc.                          875         27,125
     First Financial Corp.                                    400         19,256
     First Financial Holdings Inc.                          1,100         25,300
     First Indiana Corp.                                      600         15,618
     First Merchants Corp.                                    800         19,144
     First Midwest Bancorp Inc.                             2,740         81,241
     First Niagara Financial Group Inc.                       900         13,977
     First Place Financial Corp.                              130          1,680
     First Republic Bank                         +             70          1,715
     First Sentinel Bancorp Inc.                            2,400         32,568
     1st Source Corp.                                       1,050         29,400
     FirstFed Financial Corp.                    +          1,300         38,740
     Flagstar Bancorp Inc.                                     60          1,254
     Flushing Financial Corp.                                  90          2,152
     Frontier Financial Corp.                               1,230         61,488
     Fulton Financial Corp.                                 4,815         98,515
     GBC Bancorp                                              700         19,985
     Glacier Bancorp Inc.                                     120          2,280
     Gold Bancorp Inc.                                      2,150         16,641
     Greater Bay Bancorp                                    3,100         77,438
     Hancock Holding Co.                                      600         25,770
     Harbor Florida Bancshares Inc.                         1,700         32,555
     Harleysville National Corp.                              600         27,750
     Hudson River Bancorp Inc.                                110          1,991
     Hudson United Bancorp                                  3,800         96,900
     IBERIABANK Corp.                                          50          1,477
     Independence Community Bank Corp.                      4,400         86,856
     Independent Bank Corp.                                   830         16,384
     Independent Bank Corp.(MI)                                90          2,209
     IndyMac Bancorp Inc.                        +          3,870        103,716
     Integra Bank Corp.                                     1,200         29,724
     International Bancshares Corp.                         1,375         57,750
     Investors Financial Services Corp.                     1,980        132,660
     Irwin Financial Corp.                       *            760         19,114
     Local Financial Corporation                 +            160          2,064
     MAF Bancorp Inc.                                       1,700         52,190
     Main Street Banks Inc.                                   100          1,768
     Medallion Financial Corp.                                830          8,507
     MidAmerica Bancorp                                       520         15,054
     Mid-State Bancshares                                   1,400         25,536
     Mississippi Valley Bancshares Inc.                       500         19,950
     National City Bancorp                                     50          1,497
     National Penn Bancshares Inc.                          1,320         26,717
     NBT Bancorp Inc.                                       1,700         32,810
     Net.B@nk Inc.                               +          2,000         22,600
     New York Community Bancorp                             2,470         92,995
     Northwest Bancorp Inc.                                 1,000         10,500
     OceanFirst Financial Corp.                               700         18,158
     Ocwen Financial Corp.                       +          2,900         29,725
     Old National Bancorp                                     430         11,352
     Omega Financial Corp.                                    700         22,533
     Oriental Financial Group Inc.                            800         15,200
     Pacific Capital Bancorp                                1,900         57,855
     Pacific Northwest Bancorp                              1,000         24,990
     Park National Corp.                                      600         60,600
     People's Bank                                          1,900         44,289
     PFF Bancorp Inc.                                       1,000         25,000
     Promistar Financial Corp.                              1,100         26,400
     Prosperity Bancshares Inc.                                50          1,196
     Provident Bankshares Corp.                             1,995         49,755
     Provident Financial Group Inc.                         1,260         41,479
     R&G Financial Corp. "B"                                  800         12,840
     Republic Bancorp Inc.                                  3,800         52,820
     Richmond County Financial Corp.                        1,900         71,288
     Riggs National Corp.                                   1,600         27,184
     Roslyn Bancorp Inc.                                    3,870        101,781
     S&T Bancorp Inc.                                       1,900         51,300
     Sandy Spring Bancorp Inc.                                700         22,540

                                       76

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                            Shares        Value
     --------                                           --------   -------------
     Santander Bancorp                                       520   $      10,166
     Silicon Valley Bancshares                   +         3,160          69,520
     Simmons First National Corp. "A"                         50           1,670
     Sky Financial Group Inc.                              5,220          98,815
     South Financial Group Inc. (The)                      3,100          58,528
     Southwest Bancorp of Texas Inc.             +         2,200          66,462
     St Francis Capital Corp.                                 60           1,311
     Staten Island Bancorp Inc.                            2,400          66,840
     Sterling Bancorp                                         80           2,448
     Sterling Bancshares Inc.                              1,900          36,442
     Sterling Financial Corp.(WA)                             90           2,083
     Susquehanna Bancshares Inc.                           2,820          57,387
     SY Bancorp Inc.                                          50           1,700
     Texas Regional Bancshares "A"                         1,190          47,945
     Tompkins County Trustco Inc.                             40           1,580
     Troy Financial Corp.                                     80           1,461
     Trust Company of New Jersey (The)                     1,100          37,400
     TrustCo Bank Corp.                                    4,330          57,805
     Trustmark Corp.                                       4,100          83,312
     UCBH Holdings Inc.                                    1,220          37,027
     UMB Financial Corp.                                   1,200          51,600
     Umpqua Holdings Corp.                                   110           1,409
     United Bancshares Inc.                                2,450          65,660
     United Community Financial Corp.                      2,340          20,358
     United National Bancorp                               1,000          22,680
     USB Holding Co. Inc.                                    720          10,980
     W Holding Co. Inc.                                    2,100          27,300
     Washington Federal Inc.                               3,980          97,590
     Washington Trust Bancorp Inc.                            90           1,981
     Webster Financial Corp.                               3,060         100,307
     WesBanco Inc.                                         1,320          33,119
     West Coast Bancorp                                      130           1,647
     Westamerica Bancorp                                   2,530          99,302
     WestCorp Inc.                                           720          15,264
     Whitney Holding Corp.                                 1,620          75,978
     Wintrust Financial Corp.                                 70           1,739
                                                                   -------------
                                                                       5,676,641
                                                                   -------------
BEVERAGES--0.20%
     Cadiz Inc.                                  +         2,700          24,867
     Coca-Cola Bottling Co.                                  200           7,870
     Constellation Brands Inc.                   +         1,980          81,180
     Robert Mondavi Corp. (The) "A"              +           520          21,081
     Standard Commercial Corp.                                70           1,230
                                                                   -------------
                                                                         136,228
                                                                   -------------
BIOTECHNOLOGY--1.61%
     ACLARA BioSciences Inc.                     +           750           5,820
     Alexion Pharmaceuticals Inc.                +         1,120          26,880
     Arena Pharmaceuticals Inc.                  +           110           3,354
     Ariad Pharmaceuticals Inc.                  +         1,800           9,126
     Avant Immunotherapeutics Inc.               +         3,700          20,905
     Aviron                                      +*        1,620          92,340
     Bio-Technology General Corp.                +         4,000          52,400
     Cambrex Corp.                                         1,800          91,044
     Charles River Laboratories
        International Inc.                       +           290          10,077
     Collateral Therapeutics Inc.                +           720           4,320
     Cryolife Inc.                               +         1,100          45,001
     CuraGen Corp.                               +*        2,070          75,348
     Curis Inc.                                  +           190             918
     Cytogen Corp.                               +         4,760          25,704
     deCODE genetics Inc.                        +*          260           3,201
     Deltagen Inc.                               +           200           1,796
     Diversa Corp.                               +           580          11,797
     Eden Bioscience Corp.                       +*          110           1,099
     EntreMed Inc.                               +*        1,300          20,800
     Exelixis Inc.                               +           800          15,176
     Genaissance Pharmaceuticals Inc.            +            90           1,264
     Gene Logic Inc.                             +         1,900          41,420
     Genencor International Inc.                 +            50             794
     Genome Therapeutics Corp.                   +         1,800          26,712
     Genomic Solutions Inc.                      +         1,170           5,674
     Genzyme Corp. - Biosurgery Division         +           260           2,150
     Illumina Inc.                               +            70             825
     Immunomedics Inc.                           +         2,240          47,936
     Integra LifeSciences
        Holdings Corporation                     +            60           1,299
     Invitrogen Corp.                            +         2,250         125,190
     Isis Pharmaceuticals Inc.                   +*        2,900          35,931
     Kosan Biosciences Inc.                      +            90             693
     Large Scale Biology Corp.                   +           150           1,065
     Lexicon Genetics Inc.                       +           800          10,000
     Maxim Pharmaceuticals Inc.                  +*        1,900          11,989
     Maxygen Inc.                                +           770          14,938
     Myriad Genetics Inc.                        +         1,350          85,482
     Nanogen Inc.                                +         1,200           8,148
     Orchid Biosciences Inc.                     +           190           1,453
     Organogenesis Inc.                          +         2,700          19,980
     Regeneron Pharmaceuticals Inc.              +         1,660          57,519
     Rosetta Inpharmatics Inc.                   +           120           1,860
     Sangamo BioSciences Inc.                    +*           70           1,025
     Sequenom Inc.                               +*          790          11,060
     Targeted Genetics Corp.                     +         2,100          13,650
     Telik Inc.                                  +           120           1,182
     Third Wave Technologies Inc.                +            60             620
     Transgenomic Inc.                           +           100           1,900
     Transkaryotic Therapies Inc.                +         1,400          41,230
     Vidamed Inc.                                +           210           1,270
                                                                    ------------
                                                                       1,091,365
                                                                    ------------
BUILDING MATERIALS--0.87%
     Advanced Lighting Technologies Inc.         +           900           3,960
     Apogee Enterprises Inc.                                 210           2,623
     Butler Manufacturing Co.                                 40           1,000
     Centex Construction Products Inc.                       400          13,000
     CoorsTek Inc.                               +           230           8,625
     Dal-Tile International Inc.                 +         3,980          73,829
     Elcor Corp.                                 *         1,500          30,375

                                       77

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          -------     -----------
     Florida Rock Industries Inc.                        1,300     $    60,970
     Genlyte Group Inc. (The)                    +         900          27,819
     Integrated Electrical Services Inc.         +       3,000          29,250
     Lennox International Inc.                           3,100          33,945
     LSI Industries Inc.                                    80           1,871
     Lydall Inc.                                 +         110           1,320
     NCI Building Systems Inc.                   +       1,400          25,550
     Rayonier Inc.                                       1,920          89,184
     Simpson Manufacturing Co. Inc.              +         500          30,250
     Texas Industries Inc.                               1,500          51,585
     Trex Co. Inc.                               +         400           7,700
     U.S. Aggregates Inc.                                1,080           1,458
     USG Corp.                                             270           1,139
     York International Corp.                            2,620          91,752
                                                                   -----------
                                                                       587,205
                                                                   -----------
CHEMICALS--2.49%
     Airgas Inc.                                 +       3,820          45,458
     Albemarle Corp.                                     1,760          40,779
     Arch Chemicals Inc.                                 1,430          29,787
     Cabot Microelectronics Corp.                +       1,530          94,860
     Calgon Carbon Corp.                                 2,300          18,055
     ChemFirst Inc.                                        900          23,580
     Crompton Corp.                                      8,300          90,470
     Cytec Industries Inc.                       +       2,700         102,600
     Ferro Corp.                                         2,420          52,780
     Fuller (H. B.) Co.                                    920          45,908
     Georgia Gulf Corp.                                  2,400          37,200
     Great Lakes Chemical Corp.                          2,700          83,295
     Hercules Inc.                                         800           9,040
     IMC Global Inc.                                       730           7,446
     International Specialty Products Inc.       +       1,100          11,660
     Liqui-Box Corp.                                       200           7,794
     Lubrizol Corp.                                      3,240         100,602
     MacDermid Inc.                                      1,400          25,200
     Millennium Chemicals Inc.                           4,520          68,026
     Minerals Technologies Inc.                          1,400          60,088
     Myers Industries Inc.                               1,300          19,630
     NL Industries Inc.                                  1,500          20,775
     Octel Corp.                                 +          80           1,300
     Olin Corp.                                          2,670          45,363
     OM Group Inc.                                       1,700          95,625
     Omnova Solutions Inc.                               2,340          17,035
     PolyOne Corp.                                       6,900          71,829
     Quaker Chemical Corp.                                  70           1,330
     RPM Inc.                                            7,600          69,920
     Schulman (A.) Inc.                                  2,200          29,700
     Solutia Inc.                                        6,750          86,062
     Spartech Corp.                                      1,200          28,980
     Stepan Co.                                            300           7,860
     Surmodics Inc.                              +         920          54,096
     Symyx Technologies Inc.                     +       1,530          40,224
     Terra Industries Inc.                       +         230             897
     Uniroyal Technology Corp.                   +       1,000           8,500
     Valhi Inc.                                            500           6,475
     Valspar Corp.                                       2,430          86,265
     Wellman Inc.                                        2,300          41,170
                                                                   -----------
                                                                     1,687,664
                                                                   -----------
COAL--0.06%
     Consol Energy Inc.                                  1,620          40,986
                                                                   -----------
                                                                        40,986
                                                                   -----------
COMMERCIAL SERVICES--3.93%
     Aaron Rents Inc. "B"                                1,400          23,800
     ABM Industries Inc.                                 1,230          45,817
     Actrade Financial Technologies Ltd.         +*         50           1,182
     Administaff Inc.                            +       1,300          33,800
     AnswerThink Consulting Group Inc.           +       2,580          25,774
     Arbitron Inc.                               +         230           5,543
     Atrix Laboratories Inc.                     +         110           2,607
     Aurora Biosciences Corp.                    +       1,600          49,600
     Bowne & Co. Inc.                                    2,600          29,900
     Bright Horizons Family Solutions Inc.       +         900          28,260
     Career Education Corp.                      +       1,400          83,860
     Caremark Rx Inc.                            +      14,940         245,763
     CDI Corp.                                   +         720          12,233
     Central Parking Corp.                               1,040          19,448
     Chemed Corp.                                          700          25,298
     Coinstar Inc.                               +       1,500          33,375
     Comdisco Inc.                                         640             851
     Consolidated Graphics Inc.                  +          70           1,190
     Corinthian Colleges Inc.                    +         630          29,654
     Corporate Executive Board Co. (The)         +       1,530          64,260
     CorVel Corp.                                +         400          14,900
     CoStar Group Inc.                           +         900          23,670
     CPI Corp.                                             400           9,800
     DiamondCluster International Inc. "A"       +       1,500          19,095
     Edison Schools Inc.                         +*      1,260          28,778
     Education Management Corp.                  +       1,500          60,075
     Electro Rent Corp.                          +       1,200          19,572
     Encompass Service Corp.                     +       4,980          44,571
     Exult Inc.                                  +         610          10,400
     First Consulting Group Inc.                 +       1,500          10,800
     FTI Consulting Inc.                         +          60           1,308
     FYI Inc.                                    +         930          38,130
     Gaiam Inc.                                  +*        450           6,390
     Gartner Group Inc. "A"                      +       5,560          61,160
     Heidrick & Struggles International Inc.     +       1,400          28,462
     Horizon Offshore Inc.                       +         860          11,610
     HotJobs.com Ltd.                            +       1,600          14,400
     Insurance Auto Auctions Inc.                +         600          10,200
     Interactive Data Corp.                              5,470          49,230
     ITT Educational Services Inc.               +       1,080          48,600
     Kaneb Services Inc.                         +         200           1,466
     Kelly Services Inc. "A"                             1,340          32,495
     Kendle International Inc.                   +          70           1,403
     kForce.com Inc.                             +       1,090           7,085
     Korn/Ferry International                    +       2,800          43,400

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          ------      -----------
     Landauer Inc.                                          70     $     2,100
     Learning Tree International Inc.            +         800          18,368
     Mail-Well Inc.                              +       3,000          12,750
     MAXIMUS Inc.                                +*        820          32,874
     McGrath Rentcorp                                      500          12,070
     MedQuist Inc.                               +       1,160          34,429
     Midas Inc.                                          1,020          12,954
     Modis Professional Services Inc.            +       6,900          47,610
     Navigant Consulting Co.                     +       2,600          21,320
     NetRatings Inc.                             +         800          11,520
     Neurogen Corp.                              +       1,000          22,950
     On Assignment Inc.                          +       1,600          28,800
     Pharmaceutical Product
        Development Inc. +                               2,340          71,393
     Pharmacopeia Inc.                           +       1,600          38,400
     Plexus Corp.                                +       2,700          89,100
     Pre-Paid Legal Services Inc.                +*      1,330          29,260
     Profit Recovery Group
        International Inc. (The)                 +       3,300          37,818
     ProsoftTraining.com                         +       1,530           1,912
     Regis Corp.                                         2,540          53,315
     Rent-A-Center Inc.                          +*      1,220          64,172
     Rent-Way Inc.                               +       1,800          19,620
     Resources Connection Inc.                   +          50           1,292
     Right Management Consultants Inc.           +          70           1,827
     Rollins Inc.                                        1,300          25,883
     Roper Industries Inc.                               2,120          88,510
     Service Corp. International                 +*     16,110         102,460
     Sotheby's Holdings Inc. "A"                 +       3,030          48,874
     Source Information Management Co.           +*      1,890          10,452
     Spherion Corporation                        +       4,500          40,275
     SPS Technologies Inc.                       +         900          42,660
     Stewart Enterprises Inc. "A"                        4,960          36,208
     Strayer Education Inc.                                480          23,400
     Sylvan Learning Systems Inc.                +       2,000          48,600
     Teletech Holdings Inc.                      +*        280           2,517
     Trimeris Inc.                               +       1,100          55,077
     United Rentals Inc.                         +*      2,560          66,432
     University of Phoenix Online                +          40           1,700
     URS Corp.                                   +       1,100          29,700
     Volt Information Sciences Inc.              +         700          12,250
     Wackenhut Corrections Corp.                 +          70             917
     Wireless Facilities Inc.                    +         120             780
                                                                   -----------
                                                                     2,661,764
                                                                   -----------
COMPUTER SYSTEMS--0.11%
     Borland Software Corp.                      +*      4,300          67,080
     Metasolv Inc.                               +         730           5,789
                                                                   -----------
                                                                        72,869
                                                                   -----------
COMPUTERS--5.07%
     Activision Inc.                             +         180           7,065
     Adept Technology Inc.                       +         720           7,128
     Advanced Digital Information Corp.          +*      3,700          64,010
     Advent Software Inc.                        +       1,710         108,585
     Agile Software Corp.                        +         250           4,250
     Analysts International Corp.                        1,500           6,690
     ANSYS Inc.                                  +          90           1,685
     Art Technology Group Inc.                   +         330           1,914
     Ask Jeeves Inc.                             +       1,530           2,907
     Aspen Technology Inc.                       +*      2,200          53,240
     Auspex Systems Inc.                         +         330           2,356
     Avici Systems Inc.                          +         260           2,228
     BARRA Inc.                                  +       1,200          46,980
     BindView Development Corp.                  +       2,520           5,317
     Black Box Corp.                             +       1,320          88,915
     Braun Consulting Inc.                       +       2,030          16,341
     Brio Technology Inc.                        +       1,130           8,249
     Broadbase Software Inc.                     +       3,060           6,555
     Brooktrout Inc.                             +         990           7,643
     BSQUARE Corp.                               +       1,100          11,561
     CacheFlow Inc.                              +         250           1,232
     CACI International Inc. "A"                 +         620          29,140
     Cambridge Technology Partners Inc.          +         330           1,168
     Carreker Corp.                              +         830          17,845
     Casino Data Systems                         +         140           1,291
     CCC Information Services Group Inc.         +       1,900          11,286
     Ciber Inc.                                  +       3,900          37,050
     Clarent Corp.                               +       1,920          17,645
     Cognizant Technology Solutions Corp.        +         420          17,829
     Computer Network Technology Corp.           +       2,400          25,464
     Concurrent Computer Corp.                   +       4,100          28,700
     Constellation 3D Inc.                       +         110             624
     Covansys Corporation                        +       1,700          19,210
     Crossroads Systems Inc.                     +       1,170           7,593
     Data Return Corp.                           +       1,170           2,047
     Datastream Systems Inc.                     +       1,200           9,048
     Deltek Systems Inc.                         +       1,620          11,534
     Dendrite International Inc.                 +       2,350          17,625
     Digex Inc.                                  +         190           2,470
     Digimarc Corp.                              +         800          19,320
     Digital River Inc.                          +       1,600           7,200
     Digitas Inc.                                +       1,100           4,840
     Docent Inc.                                 +*        120           1,200
     Dot Hill Systems Corp.                      +       2,070           3,829
     DSP Group Inc.                              +       1,900          40,755
     E.piphany Inc.                              +*        410           4,166
     Echelon Corp.                               +*        200           6,152
     Eclipsys Corp.                              +       2,930          82,333
     eGain Communications Corp.                  +       1,890           5,084
     Electronics For Imaging Inc.                +         390          11,505
     eLoyalty Corp.                              +       3,330           3,330
     Engage Technologies Inc.                    +*      1,080             788
     Entrust Technologies Inc.                   +         330           2,340
     ePlus Inc.                                  +*        720           7,589
     Extended Systems Inc.                       +         540           3,737
     F5 Networks Inc.                            +*      1,480          26,004
     FactSet Research Systems Inc.                       1,400          49,980
     Fair Isaac and Co. Inc.                             1,200          74,184
     FileNET Corp.                               +       2,600          38,480
     Frontline Capital Group Inc.                +       2,000           3,000

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


   Security                              Shares         Value
   --------                             --------    -----------
   GoTo.com Inc.                   +      1,950     $    37,927
   HNC Software Inc.               +      2,340          45,630
   Hypercom Corp.                  +      2,430          11,664
   Hyperion Solutions Corp.        +      2,400          36,000
   IDX Systems Corp.               +*     1,140          13,691
   iGate Capital Corp.             +      2,160          10,778
   Immersion Corp.                 +      1,080           7,560
   IMRglobal Corp.                 +        610           6,667
   Infocus Corp.                   +      2,820          57,500
   Integral Systems Inc.           +         50           1,206
   Integrated Measurement Systems  +         40             878
   InterCept Group Inc. (The)      +        520          19,760
   Intergraph Corp.                +      3,500          53,900
   Interliant Inc.                 +      4,140           2,277
   Internap Network Services
      Corp.                        +        560           1,831
   Intertrust Technologies Corp.   +      5,600           6,720
   Interwoven Inc.                 +      4,770          80,613
   Intranet Solutions Inc.         +*     1,320          50,226
   Intrusion.com Inc.              +        990           3,455
   Iomega Corp.                    +     18,700          44,693
   ITXC Corp.                      +        730           5,110
   Jupiter Media Metrix Inc.       +      1,260           1,625
   Kana Communications Inc.        +        490           1,000
   Keynote Systems Inc.            +      1,420          15,549
   Kronos Inc.                     +        900          36,855
   Lantronix Inc.                  +         80             824
   Level 8 Systems Inc.            +      1,170           5,534
   Liberate Technologies Inc.      +        460           5,037
   LookSmart Ltd.                  +      2,610           2,740
   Manhattan Associates Inc.       +        300          11,925
   MapInfo Corp.                   +      1,000          22,000
   Marimba Inc.                    +      1,080           2,279
   Maxtor Corp.                    +     11,716          61,509
   McAfee.com Corp.                +      1,200          14,736
   MCSi Inc.                       +*       800          12,120
   Mentor Graphics Corp.           +      4,140          72,450
   META Group Inc.                 +      1,260           3,251
   Micron Electronics Inc.         +      2,300           3,657
   Micros Systems Inc.             +      1,300          28,600
   Microstrategy Inc.              +*     2,100           5,880
   Midway Games Inc.               +*      2,500          46,250
   MSC.Software Corp.              +        110           2,062
   MTI Technology Corp.            +      1,890           3,856
   MTS Systems Corp.                        150           2,068
   Multex.com Inc.                 +      1,460          23,725
   Neotopia Inc.                   +      1,440           8,842
   Netegrity Inc.                  +      1,940          58,200
   NetScout Systems Inc.           +        970           6,305
   NetSolve Inc.                   +        990          12,365
   Network Equipment
      Technologies Inc.            +      1,350           4,320
   Network Peripherals Inc.        +        920          10,764
   Novadigm Inc.                   +        900          10,125
   Nuance Communications Inc.      +        690          12,434
   NYFIX Inc.                      +      1,520          48,564
   ONYX Software Corp.             +      1,800          14,400
   Packeteer Inc.                  +      1,500          18,795
   PC-Tel Inc.                     +      1,200          11,052
   PEC Solutions Inc.              +        600          13,260
   Pegasus Solutions Inc.          +      1,800          20,790
   Pemstar Inc.                    +        180           2,642
   Performance Technologies Inc.   +         80           1,200
   Perot Systems Corp. "A"         +      4,630          83,803
   Phoenix Technologies Ltd.       +      1,800          26,280
   Planar Systems Inc.             +        100           2,590
   Portal Software Inc.            +        780           3,221
   Preview Systems Inc.            +      2,250           7,762
   PRI Automation Inc.             +*     1,720          31,863
   Primus Knowledge Solutions Inc. +        810           4,852
   ProBusiness Services Inc.       +      1,120          29,736
   Procom Technology Inc.          +*       810           7,314
   Progress Software Corp.         +      2,330          37,746
   QRS Corp.                       +      1,260          20,916
   Radiant Systems Inc.            +      1,220          19,666
   Rainbow Technologies Inc.       +      1,520           8,497
   Read-Rite Corp.                 +        850           4,462
   Red Hat Inc.                    +        570           2,280
   Retek Inc.                      +      3,150         151,011
   Safeguard Scientifics Inc.      +        860           4,420
   Sanchez Computer Associates
      Inc.                         +        900          11,925
   Scansource Inc.                 +         50           2,371
   SCM Microsystems Inc.           +*     1,300          13,520
   Secure Computing Corp.          +      2,020          31,734
   Silicon Graphics Inc.           +     13,300          18,487
   Silicon Storage Technology Inc. +        540           5,470
   SilverStream Software Inc.      +      1,300           9,165
   SmartServ Online Inc.           +        450           4,162
   SONICblue Inc.                  +      6,700          22,110
   SonicWALL Inc.                  +*     2,020          50,924
   SportsLine.com Inc.             +      1,530           3,519
   SPSS Inc.                       +        720          11,383
   Storage Technology Corp.        +      6,120          84,211
   Stratos Lightwave Inc.          +      3,790          49,270
   Switchboard Inc.                +        720           4,248
   Sykes Enterprises Inc.          +      1,700          18,700
   Syntel Inc.                     +      1,300          10,010
   Systems & Computer Technology
      Corp.                        +      2,200          19,910
   Take-Two Interactive Software
      Inc.                         +*     2,100          38,955
   Tanning Technology Corp.        +      2,160          10,476
   THQ Inc.                        +      1,500          73,875
   3D Systems Corp.                +         60           1,020
   Transaction Systems Architects
      Inc. "A"                     +      2,600          40,300
   Travelocity.com Inc.            +        990          30,393
   Tricord Systems Inc.            +      1,170           3,171
   TTM Technologies Inc.           +         80             704
   Tumbleweed Communications Corp. +        540           2,047
   Turnstone Systems Inc.          +        120             840
   Unigraphics Solutions Inc.      +        320          10,160
   Vasco Data Security
      International Inc.           +      1,530           4,972
   Verity Inc.                     +      2,160          43,092
   Vertex Interactive Inc.         +        990           2,000

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                              Shares        Value
     --------                             --------    -----------
     Vialink Co. (The)               +      1,260     $     2,016
     Viant Corp.                     +      2,430           4,544
     Visual Networks Inc.            +      2,100          18,375
     Vitria Technology Inc.          +        430           1,479
     Vysis Inc.                      +         80           2,016
     WatchGuard Technologies Inc.    +        920           9,430
     Wave Systems Corp. "A"          +      4,000          21,480
     Western Digital Corp.           +     11,150          44,600
     Xybernaut Corp.                 +        290           1,392
                                                      -----------
                                                        3,430,787
                                                      -----------

COSMETICS / PERSONAL CARE--0.19%
     Alberto-Culver Co. "B"          *      2,250          94,590
     Carter-Wallace Inc.                    1,510          29,218
     Elizabeth Arden Inc.            +         60           1,465
                                                      -----------
                                                          125,273
                                                      -----------

DISTRIBUTION / WHOLESALE--0.45%
     Advanced Marketing Services
        Inc.                                  750          15,637
     Aviall Inc.                     +        130           1,426
     Bell Microproducts Inc.         +        110           1,316
     Brightpoint Inc.                +      4,600          13,340
     Building Materials Holdings
        Corp.                        +        100           1,521
     Daisytek International Corp.    +        110           1,732
     Handleman Co.                   +      2,200          36,850
     Hughes Supply Inc.                     1,700          40,205
     Keystone Automotive
        Industries Inc.              +        100           1,195
     Owens & Minor Inc.                     2,400          45,600
     SCP Pool Corp.                  +        940          32,374
     United Stationers Inc.          +      2,320          73,219
     Watsco Inc.                            1,600          22,560
     WESCO International Inc.        +      1,750          15,925
                                                      -----------
                                                          302,900
                                                      -----------

DIVERSIFIED FINANCIAL SERVICES--2.82%
     Acacia Research Corp.           +      1,300          20,800
     Advanta Corp. "A"               +*     2,000          32,000
     Affiliated Managers Group
        Inc.                         +*     1,600          98,400
     Alleghany Corp.                 +        300          60,900
     Allied Capital Corp.                   5,490         127,093
     American Capital Strategies
        Ltd.                                1,640          46,018
     AmeriCredit Corp.               +      5,040         261,828
     Ampal-American Israel Corp.
        "A"                          +      1,530           9,256
     BlackRock Inc.                  +      1,170          40,119
     Capital Southwest Corp.                   30           1,906
     Capitol Federal Financial              2,400          46,392
     Century Business Services
        Inc.                         +        530           2,862
     Charter Municipal Mortgage
        Acceptance Corp.                    1,620          25,839
     CompuCredit Corp.               +*     1,000          11,050
     Credit Acceptance Corp.         +      1,100           8,470
     Digital Insight Corp.           +*     1,600          35,360
     Doral Financial Corp.                  2,400          82,320
     DVI Inc.                        +        800          14,080
     Eaton Vance Corp.                      3,600         125,280
     Farmer Mac                      +         80           2,558
     Financial Federal Corp.         +        820          23,739
     Forrester Research Inc.         +        830          18,750
     Friedman Billings Ramsey Group
        Inc. "A"                     +      1,900          13,300
     Gabelli Asset Management
        Inc. "A"                     +        500          20,575
     Investment Technology Group
        Inc.                         +      1,800          90,522
     Jeffries Group Inc.                    1,800          58,320
     John Nuveen Co. "A"                      360          20,394
     Labranche & Co. Inc.            +      2,430          70,470
     Memberworks Inc.                +        800          18,512
     Metris Companies Inc.                  3,960         133,492
     National Processing Inc.        +        400          11,200
     NCO Group Inc.                  +      1,430          44,230
     NextCard Inc.                   +      2,500          27,625
     Professional Detailing Inc.     +*       330          30,360
     Raymond James Financial Inc.           2,920          89,352
     Resource America Inc. "A"                120           1,572
     S1 Corp.                        +        380           5,320
     Seacoast Financial Services
        Corp.                               2,000          32,500
     Southwest Securities Group
        Inc.                         *      1,200          24,840
     Startek Inc.                    +        500          11,300
     Student Loan Corp.                       330          23,017
     Tucker Anthony Sutro
        Corporation                         1,350          29,700
     Wackenhut Corp. "A"             +        900          15,525
     WFS Financial Inc.              +        800          24,600
     Wit Soundview Group Inc.        +      7,640          13,981
                                                      -----------
                                                        1,905,727
                                                      -----------

ELECTRIC--2.73%
     ALLETE                                 4,680         105,300
     Avista Corp.                           3,600          71,928
     Bangor Hydro-Electric Co.                 70           1,861
     Black Hills Corp.                      1,600          64,368
     Central Vermont Public
        Service Corporation                   100           1,891
     CH Energy Group Inc.                   1,200          52,740
     Cleco Corp.                            2,970          67,567
     Conectiv Inc.                          5,670         122,472
     Covanta Energy Corporation      +      3,700          68,302
     DQE Inc.                                 460          10,350
     El Paso Electric Co.            +      3,800          60,762
     EMCOR Group Inc.                +        600          21,690
     Empire District Electric Co.
        (The)                               1,230          25,449
     Hawaiian Electric Industries
        Inc.                                2,240          85,568
     IDACorp Inc.                           2,630          91,734
     Kansas City Power & Light Co.          3,870          95,008
     Madison Gas & Electric Co.             1,100          30,580
     MDU Resources Group Inc.               4,140         130,990
     Montana Power Co.                        770           8,932
     NewPower Holdings Inc.          +        190           1,710
     NorthWestern Corp.                     1,630          36,512
     OGE Energy Corp.                       4,950         111,919
     Otter Tail Power Co.                   1,600          44,400
     Plug Power Inc.                 +         80           1,722

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                              Shares         Value
     --------                             --------   ------------
     Public Service Company of New
        Mexico                       *      2,530    $     81,213
     RGS Energy Group Inc.                  2,420          90,750
     Sierra Pacific Resources Corp.         5,700          91,143
     UIL Holdings Corporation               1,000          48,590
     UniSource Energy Corp.                 2,240          51,453
     Western Resources Inc.                 4,680         100,620
     WPS Resources Corp.                    2,000          70,500
                                                     ------------
                                                        1,848,024
                                                     ------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.14%
     Active Power Inc.               +        220           3,670
     Advanced Energy Industries Inc. +        960          39,619
     Medis Technologies Ltd.         +*        60             660
     Proton Energy Systems Inc.      +        140           1,680
     Superconductor Technologies
        Inc.                         +*     1,170           7,020
     UCAR International Inc.         +      3,400          40,630
     Wilson Greatbatch Technologies
        Inc.                         +        150           4,350
                                                     ------------
                                                           97,629
                                                     ------------

ELECTRONICS--4.59%
     Act Manufacturing Inc.          +*       900           9,846
     Actel Corp.                     +      1,440          35,352
     ADE Corp.                       +        600          11,400
     Aeroflex Inc.                   +      4,300          45,150
     Alpha Industries Inc.           +        340          10,047
     American Superconductor Corp.   +      1,400          36,120
     American Technical Ceramics
        Corp.                        +        720           7,063
     AMETEK Inc.                            2,300          70,265
     Analogic Corp.                           420          19,131
     Artesyn Technologies Inc.       +      2,320          29,928
     Astropower Inc.                 +*        90           4,693
     ATMI Inc.                       +      1,760          52,800
     Barnes Group Inc.                      1,200          29,640
     Bel Fuse Inc. "B"                        600          19,950
     Belden Inc.                            1,720          46,010
     Benchmark Electronics Inc.      +      1,400          34,104
     BMC Industries Inc.                      180           1,080
     Brady Corp. "A"                        1,200          43,356
     C&D Technologies Inc.                  1,900          58,900
     Cable Design Technologies Corp. +      3,260          52,682
     California Amplifier Inc.       +      1,100           4,455
     Caliper Technologies Corp.      +        490          10,314
     Checkpoint Systems Inc.         +*     2,230          39,694
     Coherent Inc.                   +      2,000          72,340
     Concord Camera Corp.            +      1,700          10,030
     CTS Corp.                              2,020          41,410
     Cubic Corp.                              400          12,500
     Cymer Inc.                      +      2,200          55,638
     Daktronics Inc.                 +        100           1,539
     DDi Corp.                       +      1,160          23,200
     Dionex Corp.                    +      1,520          50,540
     DRS Technologies Inc.           +         50           1,149
     DuPont Photomasks Inc.          +        450          21,712
     EDO Corp.                       *        100           1,595
     Electro Scientific
        Industries Inc.              +      1,920          73,152
     Energy Conversion Devices
        Inc.                         +      1,100          30,800
     ESS Technology Inc.             +      2,000          14,000
     Exar Corp.                      +      2,730          53,945
     Excel Technology Inc.           +        800          17,664
     FEI Co.                         +      1,000          41,000
     Fisher Scientific
        International Inc.           +      2,990          86,710
     FSI International Inc.          +      2,100          26,460
     FuelCell Energy Inc.            +*     1,640          37,868
     General Cable Corp.                    2,330          43,221
     Genrad Inc.                     +      2,100          12,600
     GlobeSpan Inc.                  +        200           2,920
     Helix Technology Corp.                 1,700          51,816
     HI/FN Inc.                      +        620           9,381
     Hutchinson Technology Inc.      +      1,900          36,195
     Ibis Technology Corp.           +        630           6,949
     II-VI Inc.                      +        630          11,025
     Interlink Electronics Inc.      +        540           4,379
     Interlogix Inc.                 +      1,420          51,830
     JNI Corp.                       +        600           8,400
     Keithley Instruments Inc.                640          13,632
     Littelfuse Inc.                 +      1,400          37,506
     Mattson Technology Inc.         +      1,400          24,472
     Maxwell Technologies Inc.       +         80           1,784
     Meade Instruments Corp.         +      1,260           8,480
     Mechanical Technology Inc.      +      1,600          11,536
     Mercury Computer Systems
        Inc.                         +      1,500          66,150
     Merix Corp.                     +        100           1,749
     Methode Electronics Inc. "A"           2,700          23,220
     Mettler Toledo
        International Inc.           +      2,520         106,974
     Microsemi Corp.                 +        800          56,800
     MIPS Technologies Inc. "A"      +      2,830          48,959
     MKS Instruments Inc.            +        986          28,397
     Molecular Devices Corp.         +      1,200          24,060
     Moog Inc. "A"                   +        600          23,370
     Nanometrics Inc.                +        340           9,346
     Nu Horizons Electronics
        Corp.                        +        130           1,235
     Oak Technology Inc.             +      3,280          34,735
     Packard BioScience Company      +      1,100           9,130
     Park Electrochemical Corp.             1,100          29,040
     Photon Dynamics Inc.            +        900          24,300
     Photronics Inc.                 +      1,830          46,958
     Pioneer-Standard
        Electronics Inc.                    2,400          30,720
     PLX Technology Inc.             +      1,030           8,745
     Power Integrations Inc.         +      2,000          31,200
     QuickLogic Corp.                +      1,350           8,127
     Rayovac Corp.                   +      2,100          44,730
     Recoton Corp.                   +         80           1,386
     REMEC Inc.                      +      2,770          34,348
     Research Frontiers Inc.         +*       620          16,740
     Richardson Electronics Ltd.               70             980
     Robotic Vision Systems Inc.     +      2,070           3,415
     Rogers Corp.                    +      1,020          27,030
     Rudolph Technologies Inc.       +        400          18,800
     Sage Inc.                       +         80           1,240

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                               Shares        Value
     --------                              --------    ----------
     Sawtek Inc.                    +           310    $    7,294
     SBS Technologies Inc.          +           900        17,028
     Sensormatic Electronics Corp.  +         5,290        89,930
     Silicon Image Inc.             +         2,640        13,200
     Siliconix Inc.                 +            50         1,582
     SIPEX Corp.                    +         1,900        28,671
     SLI Inc.                                 1,700        14,025
     Spectra-Physics Lasers Inc.    +           500        11,570
     Stoneridge Inc.                +           800         8,600
     Supertex Inc.                  +           530         6,540
     Technitrol Inc.                          1,740        45,240
     Therma-Wave Inc.               +           820        15,637
     Thomas & Betts Corp.                       450         9,931
     Three-Five Systems Inc.        +         1,600        28,768
     Trimble Navigation Ltd.        +         1,630        31,769
     Triumph Group Inc.             +         1,100        53,900
     Universal Display Corp.        +         1,000        19,600
     Universal Electronics Inc.     +         1,100        19,800
     Valence Technology Inc.        +*        2,300        14,789
     Varian Inc.                    +         2,330        75,259
     Viasystems Group Inc.          +         3,410        10,264
     Vicor Corp.                    +         1,400        22,820
     Virata Corp.                   +           390         4,621
     Watts Industries Inc. "A"                1,300        22,035
     Woodhead Industries Inc.                   700        11,900
     Xicor Inc.                     +           170         1,882
     X-Rite Inc.                              1,100         9,724
     Zoran Corp.                    +         1,300        38,636
     Zygo Corp.                     +         1,100        24,475
                                                       ----------
                                                        3,102,732
                                                       ----------

ENERGY & RELATED--0.04%
     H Power Corp.                  +           180         1,748
     Headwaters Inc.                +           140         2,240
     KCS Energy Inc.                +           200         1,320
     Millennium Cell Inc.           +            80           844
     Syntroleum Corp.               +         2,480        22,543
                                                       ----------
                                                           28,695
                                                       ----------

ENGINEERING & CONSTRUCTION--0.23%
     Crossmann Communities Inc.                 500        19,845
     Granite Construction Inc.                1,930        49,061
     Jacobs Engineering Group Inc.  +         1,350        88,060
                                                       ----------
                                                          156,966
                                                       ----------

ENTERTAINMENT--0.67%
     AMC Entertainment Inc.         +           100           1,300
     Anchor Gaming                  +           650          42,003
     Argosy Gaming Co.              +         1,520          42,195
     Championship Auto Racing
        Teams Inc.                  +           730          11,680
     Cheap Tickets Inc.             +*          700          10,570
     Churchill Downs Inc.                       900          22,572
     Dover Downs Entertainment Inc.             830          12,782
     Expedia Inc. "A"               +*          630          29,358
     4Kids Entertainment Inc.       +*          630          12,064
     Gaylord Entertainment Co.
        "A"                         +         1,150          33,120
     GTECH Holdings Corp.           +         2,100          74,571
     Hollywood Entertainment
        Corp.                       +           250           2,115
     Isle of Capris Casinos Inc.    +         2,100          19,740
     Martha Stewart Living Inc.
        "A"                         +*          800          18,480
     MTR Gaming Group Inc.          +           150           2,025
     Penn National Gaming Inc.      +           500          12,700
     Pinnacle Entertainment Inc.    +         1,400          10,290
     Scientific Games Corp. "A"     +           200           1,178
     Shuffle Master Inc.            +           120           2,520
     Speedway Motorsports Inc.      +         1,100          27,731
     Steinway Musical
        Instruments Inc.            +            60           1,059
     Trendwest Resorts Inc.         +*          360           8,424
     Vail Resorts Inc.              +         1,200          22,800
     World Wrestling Federation
        Entertainment Inc.          +           820          11,316
     Zomax Inc.                     +         2,500          22,275
                                                         ----------
                                                            454,868
                                                         ----------

ENTERTAINMENT & LEISURE--0.00%
     Alliance Gaming Corp.          +            60           2,356
                                                         ----------
                                                              2,356
                                                         ----------

ENVIRONMENTAL CONTROL--0.37%
     Casella Waste Systems Inc.
        "A"                         +         1,300          16,250
     Catalytica Energy Systems
        Inc.                        +            90           1,953
     Ionics Inc.                    +         1,200          37,800
     Mine Safety Appliances Co.                 700          22,890
     Stericycle Inc.                +         1,000          46,950
     Tetra Tech Inc.                +         2,540          69,088
     TRC Companies Inc.             +            40           1,607
     Waste Connections Inc.         +         1,420          51,120
                                                         ----------
                                                            247,658
                                                         ----------

FOOD--2.78%
     American Italian Pasta Co.
        "A"                         +         1,300          60,320
     Applebee's International
        Inc.                                  2,295          45,923
     Buca Inc.                      +           440           9,570
     CEC Entertainment Inc.         +         1,710          84,388
     Cheesecake Factory (The)       +         2,895          81,928
     Corn Products International
        Inc.                                  2,500          80,000
     Dean Foods Co.                           2,500         100,500
     Del Monte Foods Co.            +         3,800          31,844
     Dole Food Co.                            3,300          62,865
     Dreyer's Grand Ice Cream
        Inc.                                  1,100          30,690
     Earthgrains Company (The)                3,020          78,520
     Fleming Companies Inc.                   2,900         103,530
     Flowers Foods Inc.             +           140           4,389
     Great Atlantic & Pacific
        Tea Co.                               1,900          28,120
     Green Mountain Coffee Inc.     +            40           1,195
     Hain Celestial Group Inc.      +         2,400          52,800
     IHOP Corp.                     +         1,400          37,590
     Ingles Markets Inc. "A"                  1,500          18,450

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                             Shares          Value
     --------                            --------      ----------
     International Multifoods
        Corp.                               1,240      $   25,730
     Interstate Bakeries Corp.              2,100          33,600
     Jack in the Box Inc.           +       2,700          70,470
     Lance Inc.                             1,800          24,300
     Landry's Seafood Restaurants
        Inc.                                1,800          30,600
     Nash Finch Co.                            90           2,124
     P.F. Chang's China Bistro
        Inc.                        +*        450          17,055
     Panera Bread Co. "A"           +         100           3,157
     Papa John's International
        Inc.                        +*      1,100          27,885
     Pathmark Stores Inc.           +         230           5,658
     Performance Food Group Co.     +       2,160          65,297
     Pilgrim's Pride Corp. "B"              1,300          16,315
     Ralcorp Holdings Inc.          +       2,020          37,855
     Rare Hospitality
        International Inc.          +       1,330          30,058
     Riviana Foods Inc.                       300           5,445
     Ruddick Corp.                          2,200          37,290
     Sensient Technologies Corp.            3,160          64,843
     Smithfield Foods Inc.          +       3,420         137,826
     Smucker (J.M) Company (The)            1,500          39,000
     Sonic Corp.                    +       1,900          60,287
     Spartan Stores Inc.            +         150           2,409
     Suiza Foods Corp.              +       1,900         100,890
     Tejon Ranch Co.                +         400          10,900
     United Natural Foods Inc.      +         540          11,313
     Weis Markets Inc.                         90           3,173
     Whole Foods Market Inc.        +       3,420          92,682
     Wild Oats Markets Inc.         +       1,500          15,615
                                                       ----------
                                                        1,884,399
                                                       ----------

FOREST PRODUCTS & PAPER--0.61%
     American Woodmark Corp.                   40           1,537
     Buckeye Technologies Inc.      +       2,100          30,240
     Caraustar Industries Inc.              2,200          20,240
     Chesapeake Corp.                       1,000          24,750
     Deltic Timber Corp.                      800          23,040
     Glatfelter (P.H.) Co.                  2,110          30,089
     Louisiana-Pacific Corp.                7,900          92,667
     Pope & Talbot Inc.                     1,100          14,201
     Potlatch Corp.                         2,000          68,820
     Rock-Tenn Company "A"                  1,600          19,600
     Schweitzer-Mauduit
        International Inc.                    920          21,712
     Universal Forest Products
        Inc.                                  700          15,750
     Wausau-Mosinee Paper Corp.             3,700          47,693
                                                       ----------
                                                          410,339
                                                       ----------

GAS--0.75%
     AGL Resources Inc.                     3,830          90,962
     NUI Corp.                              1,000          23,080
     ONEOK Inc.                             4,200          82,740
     Peoples Energy Corp.                   2,430          97,686
     Southwestern Energy Company    +       2,100          25,725
     Vectren Corporation                    4,550          94,185
     WGL Holdings Inc.                      3,330          90,276
                                                       ----------
                                                          504,654
                                                       ----------

HAND / MACHINE TOOLS--0.43%
     Baldor Electric Co.                    1,700          36,329
     Franklin Electric Co. Inc.               200          15,180
     Kennametal Inc.                        2,200          81,180
     Milacron Inc.                          2,400          37,608
     Powell Industries Inc.         +          40           1,200
     Regal-Beloit Corp.                     1,500          31,380
     Snap-On Inc.                           3,600          86,976
                                                       ----------
                                                          289,853
                                                       ----------

HEALTH CARE--6.62%
     ABIOMED Inc.                   +*      1,100          25,938
     Accredo Health Inc.            +       1,360          50,578
     Advanced Tissue Sciences Inc.  +       5,600          28,000
     Aksys Ltd.                     +         120           1,247
     Albany Molecular Research
        Inc.                        +       1,300          49,413
     American HealthCorp. Inc.      +          60           2,311
     American Medical Systems
        Holdings Inc.               +         150           2,302
     AmeriPath Inc.                 +       1,630          47,759
     Amsurg Inc. "A"                +         130           3,841
     Apria Healthcare Group Inc.    +       2,920          84,242
     Aradigm Corp.                  +       1,400           9,800
     Arrow International Inc.                 800          30,720
     Arthocare Corp.                +*      1,500          39,225
     Aspect Medical Systems Inc.    +         530           8,215
     ATS Medical Inc.               +       1,700          25,602
     Avigen Inc.                    +*      1,200          25,800
     Bacou USA Inc.                 +         300           8,454
     Bei Technologies Inc.                     80           2,161
     Beverly Enterprises Inc.       +       7,530          80,571
     BioMarin Pharmaceutical Inc.   +       1,600          21,136
     Bio-Rad Laboratories Inc. "A"  +         600          29,880
     Biosite Diagnostics Inc.       +*      1,000          44,800
     BriteSmile Inc.                +          70             736
     Bruker Daltonics Inc.          +          70           1,055
     CardioDynamics International
        Corp.                       +       1,900          10,203
     Cerner Corp.                   +       1,620          68,040
     Cerus Corp.                    +         700          50,799
     Closure Medical Corp.          +         400           9,188
     Computerized Thermal Imaging
        Inc.                        +         470           1,880
     Conmed Corp.                   +       1,000          26,050
     Cooper Companies Inc.                  1,000          51,400
     Covance Inc.                   +       4,320          97,848
     Coventry Health Care Inc.      +       4,400          88,880
     Cyber-Care Inc.                +         280             350
     Cyberonics Inc.                +       1,200          20,280
     Cyberoptics Corp.              +         450           5,490
     Cygnus Inc.                    +       2,100          21,525
     Datascope Corp.                          820          37,794
     DaVita Inc.                    +       4,860          98,804
     Diagnostic Products Corp.              1,600          53,120
     Diametrics Medical Inc.        +       1,440           4,032
     Dianon Systems Inc.            +*         50           2,275
     Edwards Lifesciences Corp.     +       4,330         114,139
     Endocare Inc.                  +       1,000          15,990

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

   Security                               Shares          Value
   --------                              --------      ----------
     Enzo Biochem Inc.               +*     1,680      $   57,624
     Enzon Inc.                      +*     2,700         168,750
     Flir Systems Inc.               +         90           2,253
     Genelabs Technologies Inc.      +        280             577
     Gentiva Health Services Inc.    +      1,530          27,540
     Haemonetics Corp.               +      1,800          54,900
     Health Net Inc.                 +      6,660         115,884
     Hooper Holmes Inc.                     4,700          48,175
     Humana Inc.                     +     10,530         103,720
     ICU Medical Inc.                +         40           1,651
     IDEXX Laboratories Inc.         +      2,320          72,500
     IGEN International Inc.         +        730          18,980
     I-many Inc.                     +        160           2,160
     Imatron Inc.                    +        500           1,000
     Impath Inc.                     +      1,200          53,160
     INAMED Corp.                    +      1,040          25,428
     Intermagnetics General Corp.    +        110           3,564
     Invacare Corp.                         1,730          66,830
     Inverness Medical Technology
        Inc.                         +        210           7,770
     I-Stat Corp.                    +      1,200          17,688
     Laboratory Corp. of America
        Holdings                     +      2,160         166,104
     LifePoint Hospitals Inc.        +      2,520         111,586
     Lincare Holdings Inc.           +      5,220         156,652
     Luminex Corp.                   +*       110           2,199
     Magellan Health Services Inc.   +        240           3,072
     Manor Care Inc.                 +      5,310         168,592
     Med-Design Corp. (The)          +         80           2,411
     Mentor Corp.                           1,500          42,750
     Microvision Inc.                +      1,000          17,510
     Mid Atlantic Medical Services
        Inc.                         +      3,150          56,479
     North American Scientific Inc.  +         70           1,015
     Novavax Inc.                    +        100             975
     Novoste Corp.                   +      1,200          30,600
     Oakley Inc.                     +      1,530          28,305
     Ocular Sciences Inc.            +      1,220          30,988
     OraSure Technologies Inc.       +        200           2,500
     Oratec Interventions Inc.       +        630           5,840
     Orthodontic Centers of
        America Inc.                 +*     3,000          91,200
     PacifiCare Health Systems
        Inc. "A"                     +*       220           3,586
     Pediatrix Medical Group Inc.    +        100           3,320
     Polymedica Industries Corp.     +*       820          33,210
     Province Healthcare Co.         +      2,300          81,167
     PSS World Medical Inc.          +      5,600          36,008
     RehabCare Group Inc.            +      1,030          49,646
     Renal Care Group Inc.           +*     3,230         106,235
     Res-Care Inc.                   +      1,260          10,408
     ResMed Inc.                     +*     1,980         100,089
     Respironics Inc.                +      2,400          71,424
     Ribozyme Pharmaceuticals Inc.   +        600           6,000
     Rightchoice Managed Care Inc.   +        420          18,648
     Select Medical Corp.            +         70           1,400
     Sierra Health Services Inc.     +        190           1,332
     Sola International Inc.         +        180           2,540
     Sonic Innovations Inc.          +        900           5,805
     Sonosite Inc.                   +        800          15,520
     Specialty Laboratories Inc.     +         40           1,514
     Staar Surgical Co.              +        990           4,782
     Steris Corp.                    +      5,020         100,651
     Sunrise Assisted Living Inc.    +*     1,400          36,750
     Sunrise Technologies
        International Inc.           +*     2,880           3,542
     Syncor International Corp.      +      1,420          44,020
     Theragenics Corp.               +      2,200          24,574
     Thoratec Labs Corp.             +      1,835          28,534
     Triad Hospitals Inc.            +      4,175         123,037
     TriPath Imaging Inc.            +        180           1,784
     U.S. Physical Therapy Inc.      +         45             719
     Universal Health Services
        Inc. "B"                     +        420          19,110
     Urocor Inc.                     +         70           1,095
     Urologix Inc.                   +*        80           1,465
     US Oncology Inc.                +      5,450          48,450
     Valentis Inc.                   +      2,500          15,625
     Varian Medical Systems Inc.     +      2,070         148,005
     Vasomedical Inc.                +      1,290           5,573
     Ventana Medical Systems Inc.    +*       820          25,830
     VISX Inc.                       +      3,730          72,175
     Vital Sign Inc.                          400          13,220
     West Pharmaceutical Services
        Inc.                                  800          21,600
     Zoll Medical Corp.              +        700          19,215
                                                       ----------
                                                        4,478,413
                                                       ----------

HOLDING COMPANIES-DIVERSIFIED--0.08%
     Triarc Companies Inc.           +        930          24,366
     Walter Industries Inc.                 2,400          28,560
                                                       ----------
                                                           52,926
                                                       ----------

HOME BUILDERS--1.79%
     Beazer Homes USA Inc.           +         60           3,809
     Centex Corp.                           3,780         154,035
     Champion Enterprises Inc.       +      1,960          22,305
     Clayton Homes Inc.                     6,480         101,866
     Coachmen Industries Inc.               1,020          13,515
     D.R. Horton Inc.                       3,899          88,507
     Del Webb Corp.                  +      1,200          46,428
     Fleetwood Enterprises Inc.      *      2,700          38,016
     Hovnanian Enterprises Inc. "A"  +         80           1,161
     KB HOME                         *      3,150          95,036
     Lennar Corp.                           3,150         131,355
     M.D.C. Holdings Inc.                   1,630          57,702
     M/I Schottenstein Homes Inc.              30           1,185
     Meritage Corp.                  +         30           1,380
     Monaco Coach Corp.              +      1,300          43,160
     NVR Inc.                        +        600          88,800
     Palm Harbor Homes Inc.          +      1,400          30,450
     Pulte Corp.                     *      1,980          84,407
     Ryland Group Inc.                      1,000          50,600
     Skyline Corp.                            400          10,880
     Standard-Pacific Corp.                 1,800          41,670
     Thor Industries Inc.                     500          16,485
     Toll Brothers Inc.              +      1,540          60,537

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                            Shares           Value
     --------                           --------       ----------
     Winnebago Industries Inc.                93       $   28,598
                                                       ----------
                                                        1,211,887
                                                       ----------

HOME FURNISHINGS--0.82%
     Applica Inc.                   +       2,780          22,129
     Bassett Furniture Industries
        Inc.                                   90           1,132
     Bush Industries Inc. "A"                 600           7,890
     Ethan Allen Interiors Inc.             2,800          91,000
     Fedders Corp.                          1,700           8,840
     Furniture Brands
        International Inc.          +       3,620         101,360
     Harman International
      Industries Inc.                       2,220          84,560
     Kimball International Inc.
        "B"                                 2,100          38,010
     La-Z-Boy Inc.                          4,320          79,920
     Libbey Inc.                            1,100          43,681
     Movado Group Inc.                         60           1,212
     Oneida Ltd.                            1,200          24,396
     Parkervision Inc.              +*        530          13,860
     Salton Inc.                    +*        800          14,240
     Standex International Corp.              800          18,880
     Stanley Furniture Co. Inc.     +          50           1,345
                                                       ----------
                                                          552,455
                                                       ----------

HOUSEHOLD PRODUCTS / WARES--1.16%
     American Greetings Corp. "A"           4,900          53,900
     Blyth Inc.                             2,400          61,704
     Central Garden & Pet Co.       +       1,620          15,374
     Church & Dwight Co. Inc.               2,720          69,224
     CSS Industries Inc.            +         400          10,304
     Dial Corp.                             6,390          91,058
     Fossil Inc.                    +       1,030          21,373
     Harland (John H.) Co.                  2,100          48,930
     National Presto Industries
        Inc.                                  300           8,910
     New England Business Service
        Inc.                                1,000          19,200
     Pennzoil-Quaker State Co.              5,930          66,416
     Playtex Products Inc.          +       2,300          24,610
     Revlon Inc. "A"                +*      1,900          13,775
     Russ Berrie & Co. Inc.                   630          18,522
     Scotts Co. (The) "A"           +       1,120          46,424
     Standard Register Co.                    880          16,280
     Toro Co.                                 820          36,859
     Tupperware Corp.                       4,100          96,063
     Wallace Computer Services
        Inc.                                2,720          44,989
     Yankee Candle Co. Inc. (The)   +*      1,200          22,788
                                                       ----------
                                                          786,703
                                                       ----------

INSURANCE--2.73%
     Alfa Corp.                             2,800          69,160
     American National Insurance Co.          720          53,820
     American Physicians Capital
        Inc.                        +          80           1,560
     AmerUs Group Co.                         230           8,158
     Argonaut Group Inc.                    1,300          26,130
     Baldwin & Lyons Inc. "B"                 800          16,800
     Berkley (W.R.) Corp.                   1,490          61,716
     Brown & Brown Inc.                     1,700          71,383
     Clark/Bardes Holdings Inc.     +          70           1,582
     CNA Surety Corp.                       1,200          16,800
     Commerce Group Inc.                    1,800          66,222
     Crawford & Co. "B"                     2,500          45,000
     Delphi Financial Group Inc. "A"        1,020          39,270
     FBL Financial Group Inc. "A"             620          11,160
     Fidelity National Financial
        Inc.                                3,960          97,297
     First American Corp.                   4,050          76,707
     Fremont General Corp.                  1,060           6,890
     Gallagher (Arthur J.) & Co.            5,130         133,380
     Great American Financial
        Resources Inc.                        300           5,412
     Harleysville Group Inc.                1,000          29,750
     HCC Insurance Holdings Inc.            3,370          82,565
     Hilb Rogal & Hamilton Co.                900          39,375
     Horace Mann Educators Corp.            2,900          62,495
     Kansas City Life Insurance Co.           500          20,000
     LandAmerica Financial Group
        Inc.                                  900          28,665
     Leucadia National Corp.                2,340          75,933
     Liberty Financial Companies
        Inc.                                  810          26,285
     Markel Corp.                    +        450          88,425
     Mercury General Corp.                  1,710          59,799
     Midland Co.                              200           8,900
     National Western Life
        Insurance Company "A"        +        100          12,000
     Ohio Casualty Corp.                    4,800          62,160
     Philadelphia Consolidated
        Holding Co.                  +        450          15,651
     PICO Holdings Inc.              +        900          13,158
     PMA Capital Corp. "A"                  1,300          23,465
     Presidential Life Corp.                1,430          32,032
     ProAssurance Corp.              +      1,400          24,150
     Professionals Group Inc.        +         80           2,195
     RLI Corp.                                500          22,460
     SCPIE Holdings Inc.                      620          12,524
     Selective Insurance Group Inc.         1,800          48,024
     StanCorp Financial Group Inc.          2,220         105,206
     State Auto Financial Corp.             1,050          17,210
     Stewart Information Services
        Corp.                        +        750          14,618
     Triad Guaranty Inc.             +      1,000          40,000
     21st Century Insurance Group             490           9,114
     UICI                            +      3,200          40,800
     Vesta Insurance Group                    140           1,463
     Zenith National Insurance Corp.          660          17,820
                                                       ----------
                                                        1,844,689
                                                       ----------

IRON / STEEL--0.35%
     AK Steel Holding Corp.                 5,400          67,716
     Bethlehem Steel Corp.           +        890           1,798
     Carpenter Technology Corp.             1,320          38,663
     Cleveland-Cliffs Inc.                    900          16,650
     Gibraltar Steel Corp.                    600          11,760
     Oregon Steel Mills Inc.                  170           1,445
     Reliance Steel & Aluminum Co.          1,300          32,825
     Ryerson Tull Inc.                      2,200          29,678

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                             Shares          Value
     --------                            --------      ----------
     Steel Dynamics Inc.            +       2,900      $   36,250
                                                       ----------
                                                          236,785
                                                       ----------

LEISURE TIME--0.52%
     Ambassadors International
        Inc.                                   70           1,729
     American Classic Voyages Co.   +         630           2,205
     Bally Total Fitness Holding
        Corp.                       +*      1,830          54,186
     Callaway Golf Co.                      4,860          76,788
     Direct Focus Inc.              +*      1,420          67,450
     Hotel Reservations Network
        Inc. "A"                    +         360          16,751
     K2 Inc.                        +         130           1,486
     Navigant International Inc.    +          80           1,120
     Polaris Industries Partners
        LP "A"                              1,700          77,860
     Resortquest International
        Inc.                        +         120           1,380
     WMS Industries Inc.            +       1,620          52,115
                                                       ----------
                                                          353,070
                                                       ----------

LODGING--0.49%
     Aztar Corp.                    +       2,630          31,823
     Boca Resorts Inc. "A"          +       1,920          28,282
     Boyd Gaming Corp.              +       2,500          14,375
     Choice Hotels International
        Inc.                        +       3,410          51,150
     Crestline Capital Corp.        +       1,000          31,070
     Extended Stay America Inc.     +       4,590          68,850
     Marcus Corp.                           1,700          23,715
     Prime Hospitality Corp.        +       3,300          39,105
     Station Casinos Inc.           +       2,620          41,920
     Wyndham International Inc.
        "A"                         +         860           2,150
                                                       ----------
                                                          332,440
                                                       ----------

MACHINERY--2.69%
     AGCO Corp.                             4,300          39,345
     Albany International Corp.
        "A"                         +       1,260          23,814
     Applied Industrial                     1,400          26,530
     Technologies Inc.
     Astec Industries Inc.          +       1,000          17,250
     Asyst Technologies Inc.        +       2,600          35,100
     Briggs & Stratton Corp.                1,500          63,150
     Brooks Automation Inc.         +       1,200          55,320
     Cognex Corp.                   +         290           9,817
     Columbus McKinnon Corp.                1,080          12,150
     Cummins Engine Company Inc.            2,610         101,007
     Donaldson Co. Inc.                     2,720          84,728
     Dycom Industries Inc.          +         280           6,420
     Electroglas Inc.               +       1,600          28,320
     Engineered Support Systems
        Inc.                                   60           2,351
     Esterline Technologies Corp.   +       1,240          26,970
     Flow International Corp.       +         100           1,080
     Flowserve Corp.                +       2,720          83,640
     Gardner Denver Inc.            +       1,000          20,550
     Gerber Scientific Inc.                 1,700          18,615
     Graco Inc.                             2,100          69,300
     Idex Corp.                             2,100          71,400
     Imation Corp.                  +       2,440          61,488
     Insituform Technologies Inc.
        "A"                         +*      1,340          48,910
     JLG Industries Inc.                    2,920          36,062
     Kaman Corp. "A"                        1,600          28,320
     Knight Transportation Inc.     +         630          12,947
     Kulicke & Soffa Industries
        Inc.                        +       3,350          57,486
     Lincoln Electric Holding Inc.          2,520          64,260
     Lindsay Manufacturing Co.                700          13,300
     Magnetek Inc.                  +       1,420          17,750
     Manitowoc Co. Inc.                     1,700          50,150
     NACCO Industries Inc.                    500          38,995
     Nordson Corp.                          2,000          46,620
     Paxar Corp.                    +       2,800          40,320
     Presstek Inc.                  +       2,200          26,400
     Robbins & Myers Inc.                     500          14,100
     Satcon Technology Corp.        +       1,000          10,450
     Sauer Inc.                             1,500          14,175
     Semitool Inc.                  +       1,100          13,123
     SpeedFam-IPEC Inc.             +       2,200           7,018
     Stewart & Stevenson Services
        Inc.                                2,100          69,300
     Tecumseh Products Co. "A"              1,020          50,490
     Tennant Co.                              600          24,000
     Terex Corp.                    +       1,900          40,280
     Thermo Fibertek Inc.           +       2,000           5,800
     Thomas Industries Inc.                 1,100          32,450
     Ultratech Stepper Inc.         +       1,500          38,475
     Unova Inc.                     +       4,400          30,272
     Woodward Governor Co.                    600          50,610
     Zebra Technologies Corp. "A"   +       1,620          79,574
                                                       ----------
                                                        1,819,982
                                                       ----------

MANUFACTURERS--1.32%
     Actuant Corp. "A"              +         470           7,732
     Carlisle Companies Inc.                2,100          73,227
     CUNO Inc.                      +       1,200          36,000
     Federal Signal Corp.                   3,200          75,104
     Harsco Corp.                           2,730          74,065
     Lancaster Colony Corp.                 2,170          71,567
     National Service Industries
        Inc.                                2,900          65,453
     NCH Corp.                                100           3,910
     Newport News Shipbuilding
        Inc.                                2,070         126,788
     Pittston Brink's Group                 3,730          83,142
     Polaroid Corp.                         3,800           9,880
     Polymer Group Inc.                     1,260           2,848
     Quixote Corp.                             60           1,714
     Sturm Ruger & Co. Inc.                 1,260          12,348
     Teleflex Inc.                          2,340         102,960
     Tredegar Corporation                   1,900          36,385
     Trinity Industries Inc.                2,700          56,403
     U.S. Industries Inc.                   5,600          22,960
     Wabtec Corporation                     2,120          31,800
                                                       ----------
                                                          894,286
                                                       ----------

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                                  Shares         Value
     --------                                 --------      ----------
MANUFACTURING--0.06%
     Applied Films Corporation            +         40      $      840
     ESCO Technologies Inc.               +        720          21,708
     Hexcel Corp.                         +      1,300          16,575
                                                            ----------
                                                                39,123
                                                            ----------

MEDIA--1.89%
     Acme Communications Inc.             +        990           8,128
     Banta Corp.                                 1,700          49,810
     Beasley Broadcast Group Inc.
        "A"                               +        700          11,900
     Crown Media Holdings Inc.            +        700          12,985
     Cumulus Media Inc."A"                +      2,970          40,333
     Emmis Communications Corp.           +        270           8,303
     Entravision Communications
        Corp.                             +        310           3,813
     Gray Communications Systems
        Inc. "B"                                    70           1,057
     Hollinger International Inc.                2,340          32,175
     Hollywood Media Corp.                +      2,250          10,125
     Houghton Mifflin Co.                        1,710         102,480
     Information Holdings Inc.            +        620          20,026
     Insight Communications Co.
        Inc.                              +      2,610          65,250
     Journal Register Co.                 +      2,940          47,334
     Lee Enterprises Inc.                        3,000          99,000
     Liberty Corp.                               1,100          44,000
     Liberty Digital Inc. "A"             +        230           1,401
     LodgeNet Entertainment Corp.         +        800          14,000
     McClatchy Co. (The) "A"                     1,170          45,747
     Media General Inc. "A"                      1,300          59,800
     Mediacom Communications Corp.        +*     1,350          18,900
     Meredith Corp.                              2,340          83,795
     Metromedia International
        Group Inc.                        +        350           1,152
     NBC Internet Inc. "A"                +      2,340           5,054
     On Command Corp.                     +        800           3,600
     Paxson Communications Corp.          +      2,500          33,750
     Pegasus Communications Corp.         +*       200           4,500
     Playboy Enterprises Inc. "B"         +      1,600          25,040
     Private Media Group Inc.             +*       700           6,580
     Pulitzer Inc.                                 520          27,456
     Regent Communications Inc.           +      1,240          14,868
     Saga Communications Inc.             +        460          10,920
     Salem Communications Corp.
        "A"                               +      1,640          35,883
     Scholastic Corp.                     +      2,000          90,000
     Sinclair Broadcast Group "A"         +      3,300          33,990
     Spanish Broadcasting System
        Inc. "A"                          +      3,000          24,630
     TiVo Inc.                            +*     2,000          11,000
     United Television Inc.               +        300          37,800
     Value Line Inc.                               200           8,444
     Wiley (John) & Sons Inc. "A"                3,200          75,680
     Wink Communications Inc.             +      2,000           5,120
     XM Satellite Radio Holdings
        Inc. "A"                          +*     1,000          16,200
     Young Broadcasting Corp. "A"         +        900          30,222
                                                            ----------
                                                             1,282,251
                                                            ----------

METAL FABRICATE / HARDWARE--0.53%
     Circor International Inc.                      70           1,264
     Kaydon Corp.                                2,100          53,865
     Lawson Products Inc.                          300           8,790
     Penn Engineering &
        Manufacturing Corp.                        800          14,000
     Precision Castparts Corp.                   3,240         121,241
     Timken Co.                                  3,620          61,323
     Valmont Industries Inc.                     1,200          21,840
     Worthington Industries Inc.                 5,600          76,160
                                                            ----------
                                                               358,483
                                                            ----------

METALS-DIVERSIFIED--0.81%
     Ameron Inc.                                    30           2,003
     AptarGroup Inc.                             2,500          81,075
     Commercial Metals Co.                         900          28,827
     Griffon Corporation                  +      2,200          24,200
     Gulf Island Fabrication Inc.         +        600           8,640
     Matthews International Corp.
        "A"                                      1,000          43,968
     Maverick Tube Corp.                  +      2,400          40,680
     Mobile Mini Inc.                     +        720          23,746
     Mueller Industries Inc.              +      2,240          73,718
     Nortek Inc.                          +        700          21,854
     NS Group Inc.                        +      1,220          16,287
     Pitt-Des Moines                                40           1,380
     Quanex Corp.                                1,100          28,490
     RTI International Metals Inc.        +      1,500          22,875
     Shaw Group Inc.                      +*     2,250          90,225
     Southern Peru Copper Corp.                  2,180          26,923
     Titanium Metals Corp.                +        150           1,500
     Wolverine Tube Inc.                  +        800          13,256
                                                            ----------
                                                               549,647
                                                            ----------

MINING--0.45%
     AMCOL International Corp.                   1,620           9,720
     Arch Coal Inc.                              1,170          30,268
     Brush Engineered Materials                  1,200          19,200
     Century Aluminum Company                      900          14,436
     Freeport-McMoRan Copper & Gold
        Inc.                              +      7,740          85,527
     Kaiser Aluminum Corp.                +      2,200           8,756
     Stillwater Mining Co.                +      2,820          82,485
     USEC Inc.                                   6,600          55,638
                                                            ----------
                                                               306,030
                                                            ----------

OFFICE / BUSINESS EQUIPMENT--0.25%
     CompX International Inc.                      900          10,755
     HON Industries Inc.                         3,820          92,520
     Insight Enterprises Inc.             +      2,500          61,250
     Pomeroy Computer Resources           +         80           1,200
                                                            ----------
                                                               165,725
                                                            ----------

OIL & GAS PRODUCERS--3.56%
     Atmos Energy Corp.                          2,700          66,042
     Atwood Oceanics Inc.                 +        620          21,762

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                             Shares        Value
     --------                            --------    ----------
     Barrett Resources Corp.        +       1,486    $   87,674
     Belco Oil & Gas Corp.          +       1,500        13,500
     Berry Petroleum Co. "A"                1,400        20,300
     Cabot Oil & Gas Corp. "A"              2,030        49,532
     CAL Dive International Inc.    +       1,830        45,018
     Callon Petroleum Corp.         +         700         8,295
     Cascade Natural Gas Corp.                900        19,170
     Chesapeake Energy Corp.        +       9,330        63,444
     Chiles Offshore Inc.           +          90         1,733
     Clayton Williams Energy Inc.   +         300         5,085
     Denbury Resources Inc.         +       1,400        13,160
     EEX Corp.                      +       2,040         5,508
     Emex Corp.                     +         150         1,628
     Encore Acquisition Co.         +          60           690
     Energen Corp.                          2,030        56,028
     Energy Partners Ltd.           +         140         1,877
     Evergreen Resources Inc.       +       1,100        41,800
     Forest Oil Corp.               +       1,800        50,400
     Frontier Oil Corp.                     2,100        27,825
     Grey Wolf Inc.                 +      12,800        51,200
     Holly Corp.                               40         1,410
     Houston Exploration Co.        +         700        21,875
     HS Resources Inc.              +*      1,120        72,576
     Key Energy Services Inc.       +       7,000        75,880
     Key Productions Co. Inc.       +         830        13,820
     Laclede Gas Co.                        1,300        33,020
     Louis Dreyfus Natural Gas
        Corp.                       +       1,260        43,911
     Magnum Hunter Resources Inc.   +         270         2,403
     McMoRan Exploration Co.        +       1,300        19,500
     Meridian Resource Corp.
        (The)                       +       1,620        11,615
     Mitchell Energy & Development
        Corp. "A"                           1,260        58,275
     New Jersey Resources Corp.             1,220        55,144
     Northwest Natural Gas Co.              1,730        43,077
     Nuevo Energy Co.               +       1,200        19,560
     Oceaneering International
        Inc.                        +       1,520        31,540
     Parker Drilling Co.            +       4,890        31,785
     Patina Oil & Gas Corp.                 1,030        27,295
     Penn Virginia Corp.                      500        16,450
     PetroQuest Energy Inc.         +         140           980
     Piedmont Natural Gas Co.               2,320        82,406
     Pioneer Natural Resources
        Co.                         +       6,390       108,950
     Plains Resource Inc.           +       1,220        28,987
     Pogo Producing Co.                     2,520        60,480
     Prima Energy Corp.             +         600        14,454
     Prize Energy Corp.             +         330         6,369
     PYR Energy Corp.               +         100           710
     Quicksilver Resources Inc.     +          60         1,080
     Range Resources Corp.          +         310         1,860
     Remington Oil & Gas Corp.      +         150         2,850
     RPC Inc.                               1,000        14,200
     Seacor Smit Inc.               +       1,220        57,023
     Seitel Inc.                    +*      1,430        18,733
     Semco Energy Inc.              *       1,400        21,000
     South Jersey Industries                  820        25,543
     Southern Union Co.             +       2,300        46,920
     Southwest Gas Corp.                    2,240        53,043
     Spinnaker Exploration Co.      +         770        30,692
     St. Mary Land & Exploration
        Co.                                 2,000        46,720
     Stone Energy Corp.             +       1,517        67,203
     Superior Energy Services Inc.  +       3,200        25,280
     Swift Energy Co.               +       1,530        46,099
     Tesoro Petroleum Corp.         +       2,400        30,240
     3TEC Energy Corp.              +          80         1,280
     Tom Brown Inc.                 +       2,120        50,880
     UGI Corp.                              1,920        51,840
     Unit Corp.                     +       2,330        36,931
     Vintage Petroleum Inc.                 3,420        63,954
     WD-40 Company                            830        21,663
     Western Gas Resources Inc.             1,500        48,900
     WestPort Resources Corp.       +          70         1,470
     W-H Energy Services Inc.       +         100         1,900
     XTO Energy Inc.                +*      7,425       106,549
                                                     ----------
                                                      2,407,996
                                                     ----------

OIL & GAS SERVICES--0.63%
     CARBO Ceramics Inc.                      400        14,820
     Comstock Resources Inc.        +       1,600        16,400
     Dril-Quip Inc.                 +         700        15,071
     Hydril Co.                     +          60         1,366
     Input/Output Inc.              +       2,970        37,719
     Lone Star Technologies Inc.    +       1,660        60,092
     Lufkin Industries Inc.                    40         1,104
     Newpark Resources Inc.         +       5,400        59,940
     Oil States International Inc.  +          70           645
     OSCA Inc.                      +*        110         2,279
     Patterson-UTI Energy Inc.      +       4,230        75,590
     Pure Resources Inc.            +       3,320        59,760
     Tetra Technologies Inc.        +          90         2,201
     Universal Compression
        Holdings Inc.               +         600        17,040
     Veritas DGC Inc.               +       2,220        61,605
                                                     ----------
                                                        425,632
                                                     ----------

PACKAGING & CONTAINERS--0.58%
     AEP Industries Inc.            +          30         1,060
     Ball Corp.                             1,900        90,364
     Crown Cork & Seal Co. Inc.               790         2,963
     EarthShell Corp.               +         210           714
     Greif Brothers Corp. "A"               1,000        30,350
     Ivex Packaging Corp.           +       1,800        34,200
     Longview Fibre Co.                     3,600        44,352
     Owens-Illinois Inc.            +         790         5,356
     Packaging Corporation of
        America                     +       2,970        46,124
     Pactiv Corp.                   +      10,260       137,484
     Silgan Holdings Inc.           +         120         2,107
                                                     ----------
                                                        395,074
                                                     ----------

PHARMACEUTICALS--4.54%
     aaiPharma Inc.                 +          80         1,255
     Adolor Corporation             +          60         1,296

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)


     Security                             Shares        Value
     --------                            --------    ----------
     AdvancePCS                      +      1,980    $  126,819
     Align Technology Inc.           +         80           627
     Alliance Pharmaceutical Corp.   +      2,900         6,525
     Allos Therapeutics Inc.         +        990         4,505
     Allscripts Healthcare
        Solutions Inc.               +      1,300        11,700
     Alpharma Inc. "A"               *      2,120        57,770
     Amerisource Health Corp. "A"    +*     3,330       184,149
     Amylin Pharmaceuticals Inc.     +*     3,950        44,438
     Antigenics Inc.                 +        570        11,258
     Aphton Corp.                    +*     1,100        24,090
     Arqule Inc.                     +        120         2,599
     AVANIR Pharmaceuticals "A"      +        430         2,709
     AVI BioPharma Inc.              +        120           930
     Barr Laboratories Inc.          +*     1,260        88,717
     Bergen Brunswig Corp. "A"              8,820       169,520
     Biocryst Pharmaceuticals Inc.   +        810         5,225
     Biopure Corp.                   +*     1,100        29,007
     BioSphere Medical Inc.          +         40           513
     Bone Care International Inc.    +        600        15,900
     Cell Genesys Inc.               +      2,400        49,200
     Cell Pathways Inc.              +*     1,460         9,242
     Cell Therapeutics Inc.          +      2,100        58,044
     CIMA Labs Inc.                  +        110         8,635
     Columbia Laboratories Inc.      +      1,630        13,187
     Connetics Corp.                 +      2,300        17,434
     Corixa Corp.                    +      2,970        50,698
     Corvas International Inc.       +        150         1,767
     Cubist Pharmaceuticals Inc.     +      1,900        72,200
     CV Therapeutics Inc.            +*     1,200        68,400
     Digene Corp.                    +        800        32,640
     Duramed Pharmaceuticals Inc.    +        140         2,505
     Durect Corp.                    +        190         2,660
     DUSA Pharmaceuticals Inc.       +      1,100        15,708
     Dyax Corp.                      +        100         1,743
     Emisphere Technologies Inc.     +      1,120        32,558
     Endo Pharmaceuticals Holdings
        Inc.                         +        110         1,073
     First Horizon Pharmaceutical
        Corp.                        +         40         1,284
     Genta Inc.                      +*     1,260        16,871
     Genzyme Corp. - Molecular
        Oncology                     +        120         1,626
     Genzyme Transgenics Corp.       +      1,600        15,904
     Geron Corp.                     +*     1,600        22,400
     Guilford Pharmaceuticals Inc.   +      1,900        64,600
     Henry Schein Inc.               +      1,530        61,292
     Herbalife International Inc.
        "A"                                 2,100        20,979
     Hyseq Inc.                      +        900        10,350
     Ilex Oncology Inc.              +      1,900        56,810
     Immune Response Corp.           +      1,740         8,265
     Immunogen Inc.                  +      2,730        54,600
     Impax Laboratories Inc.         +        180         2,196
     Inhale Therapeutic Systems
        Inc.                         +*     2,430        55,890
     Inspire Pharmaceuticals Inc.    +         80         1,120
     InterMune Inc.                  +        590        21,016
     Interneuron Pharmaceuticals
        Inc.                         +        240         2,038
     Intrabiotics Pharmaceuticals
        Inc.                         +        900         1,305
     Intuitive Surgical Inc.         +        160         2,162
     Kos Pharmaceuticals Inc.        +        630        24,885
     KV Pharmaceuticals Co. "B"      +      1,320        44,220
     La Jolla Pharmaceutical Co      +        130         1,333
     Ligand Pharmaceuticals Inc.
        "B"                          +      3,830        43,279
     Lynx Therapeutics Inc.          +*       720         4,925
     MacroChem Corp.                 +*       170         1,510
     Martek Biosciences Corp.        +      1,300        37,050
     Matrix Pharmaceutical Inc.      +      1,900        19,817
     Medicines Company (The)         +        200         4,098
     Medicis Pharmaceutical Corp.
        "A"                          +      1,890       100,170
     MGI Pharma Inc.                 +      1,300        16,250
     Miravant Medical Technologies   +      1,400        18,200
     NABI Inc.                       +      2,340        18,580
     NaPro BioTherapeutics Inc.      +        170         1,734
     NBTY Inc.                       +      4,200        52,248
     NEO Rx Corporation              +      1,700         5,117
     NeoPharm Inc.                   +         80         2,040
     Neose Technologies Inc.         +        900        40,500
     Neurocrine Biosciences Inc.     +      1,630        65,184
     Northfield Laboratories Inc.    +*        80         1,311
     Noven Pharmaceuticals Inc.      +      1,400        54,880
     NPS Pharmaceuticals Inc.        +      1,740        69,948
     Nu Skin Enterprises Inc. "A"           3,650        31,025
     Omnicare Inc.                          6,030       121,806
     Onyx Pharmaceuticals Inc.       +         90         1,081
     OSI Pharmaceuticals Inc.        +*     1,980       104,128
     Pain Therapeutics Inc.          +        110           842
     Parexel International Corp.     +      2,000        39,000
     Penwest Pharmaceuticals Co.     +         90         1,394
     Perrigo Co.                     +      4,300        71,767
     Pharmaceutical Resources Inc.   +        220         6,752
     Pharmacyclics Inc.              +      1,200        40,680
     POZEN Inc.                      +        110         1,650
     Praecis Pharmaceuticals Inc.    +        840        13,810
     Priority Healthcare Corp. "B"   +      1,440        40,723
     Progenics Pharmaceuticals
        Inc.                         +         80         1,529
     Sangstat Medical Corp.          +      1,400        22,932
     Sciclone Pharmaceuticals Inc.   +      2,100        12,243
     Scios Inc.                      +        300         7,503
     Serologicals Corp.              +        180         3,841
     SICOR Inc.                      +      2,790        64,449
     Supergen Inc.                   +      2,030        29,902
     Sybron Dental Specialties
        Inc.                         +        240         4,918
     Tanox Inc.                      +        160         5,048
     Texas Biotech Corp.             +      3,000        25,140
     3 Dimensional
        Pharmaceuticals Inc.          +        130         1,249
     Titan Pharmaceuticals Inc.      +      1,730        51,917
     Triangle Pharmaceuticals Inc.   +      2,600        12,168
     Tularik Inc.                    +*     1,050        27,122
     United Therapeutics Inc.        +      1,200        16,020
     VaxGen Inc.                     +*       520         9,880
     Vical Inc.                      +      1,500        20,970
     Vion Pharmaceuticals Inc.       +        160         1,411

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          -------     -----------
     Viropharma Inc.                             +*        120     $     4,080
     VIVUS Inc.                                  +         200             620
                                                                   -----------
                                                                     3,072,833
                                                                   -----------
REAL ESTATE--4.32%
     AMLI Residential Properties Trust                   1,130          27,798
     Annaly Mortgage Management Inc.                       180           2,468
     Anthracite Capital Inc.                               210           2,321
     Avatar Holdings                             +          60           1,380
     Bedford Property Investors Inc.                     1,200          25,140
     Boykin Lodging Co.                                  1,300          16,770
     Brandywine Realty Trust                             2,420          54,329
     BRE Properties Inc. "A"                             3,230          97,869
     Burnham Pacific Properties Inc.                     3,900          19,110
     Cabot Industrial Trust                              2,800          58,800
     Catellus Development Corp.                  +       6,660         116,217
     CB Richard Ellis Services Inc.              +       1,500          23,550
     CBL & Associates Properties Inc.                    1,800          55,242
     Centerpoint Properties Corp.                        1,520          76,304
     Chateau Communities Inc.                            1,520          47,728
     Colonial Properties Trust                           1,500          46,200
     Commercial Net Lease Realty Inc.                    2,400          34,200
     Cornerstone Realty Income Trust                     2,800          32,480
     Corrections Corp. of America                +       1,580          25,201
     Cousins Properties Inc.                             2,800          75,180
     Developers Diversified Realty Corp.                 4,100          75,358
     Eastgroup Properties Inc.                           1,130          25,538
     Entertainment Properties Trust                      1,000          18,250
     Equity Inns Inc.                                    3,400          33,320
     First Industrial Realty Trust                       2,820          90,550
     Forest City Enterprises Inc. "A"                    1,150          63,250
     Gables Residential Trust                            1,600          47,920
     Glenborough Realty Trust Inc.                       2,200          42,460
     Glimcher Realty Trust                               2,000          35,800
     Healthcare Realty Trust                             2,900          76,270
     Home Properties of NY Inc.                          1,400          42,140
     Innkeepers USA Trust                                2,600          31,148
     Insignia Financial Group Inc.               +       1,500          18,300
     IRT Property Co.                                    2,600          28,314
     JDN Realty Corp.                                    2,700          36,180
     Jones Lang LaSalle Inc.                     +       2,300          30,360
     JP Realty Inc.                                        840          20,580
     Kilroy Realty Corp.                                 1,920          55,872
     LaSalle Hotel Properties                              750          13,365
     Lexington Corp. Properties Trust                    1,130          17,481
     LNR Property Corp.                                  1,530          53,550
     Macerich Co. (The)                                  2,400          59,520
     Manufactured Home Communities Inc.                  1,300          36,530
     Meristar Hospitality Corp.                          2,760          65,550
     Mills Corp.                                         1,160          28,536
     National Golf Properties Inc.                       1,000          27,250
     National Health Investors Inc.              +       2,600          26,780
     Nationwide Health Properties Inc.                   3,500          70,700
     Pacific Gulf Properties Inc.                          990           4,841
     Pan Pacific Retail Properties Inc.                  1,320          34,320
     Pennsylvania Real Estate Investment Trust           1,000          24,700
     Prentiss Properties Trust                           2,600          68,380
     Prime Group Realty Trust                              870          11,745
     PS Business Parks Inc.                              1,600          44,800
     Realty Income Corp.                                 1,820          53,799
     Reckson Associates Realty Corp.             *       4,000          92,000
     Redwood Trust Inc.                                     60           1,365
     RFS Hotel Investors Inc.                            1,900          30,001
     Saul Centers Inc.                                     700          13,223
     Security Capital Group "B"                  +       3,510          75,114
     Shurgard Storage Centers Inc. "A"                   2,100          65,625
     Sl Green Realty Corp.                               1,540          46,677
     Smith (Charles E) Residential Realty Inc.           1,530          76,730
     Sovran Self Storage Inc.                              820          22,443
     Storage USA Inc.                                    1,900          68,400
     Summit Properties Inc.                              1,820          48,831
     Sun Communities Inc.                                1,220          43,127
     Tanger Factory Outlet Centers Inc.                    430           9,890
     Taubman Centers Inc.                                2,640          36,960
     Town & Country Trust                                1,020          20,808
     Trammell Crow Co.                           +       1,900          20,995
                                                                   -----------
                                                                     2,923,933
                                                                   -----------
REAL ESTATE INVESTMENT TRUSTS--2.57%
     Alexander's Inc.                            +         300          18,030
     Alexandria Real Estate Equities Inc.                  940          37,412
     Arden Realty Inc.                                   3,780         100,926
     Camden Property Trust                               2,600          95,420
     Capital Automotive REIT                             1,300          23,400
     Capstead Mortgage Corp.                             1,640          29,192
     Chelsea Property Group Inc.                         1,100          51,590
     Essex Property Trust Inc.                           1,220          60,451
     Federal Realty Investment Trust                     2,900          60,146
     FelCor Lodging Trust Inc.                   *       3,400          79,560
     Franchise Finance Corporation of America            3,800          95,418
     Great Lakes REIT Inc.                               1,330          24,219
     Health Care Property Investors Inc.                 2,970         102,168
     Health Care REIT Inc.                               2,100          49,875
     Highwoods Properties Inc.                           3,920         104,468
     Hospitality Properties Trust                        3,150          89,775
     HRPT Properties Trust                              10,200          99,246
     Koger Equity Inc.                                   1,930          31,845
     Kramont Realty Trust                                   90           1,231
     La Quinta Properties Inc.                   +       6,720          34,810
     Mid-America Apartment Communities Inc.              1,300          33,267
     New Plan Excel Realty Trust                         6,300          96,390
     Parkway Properties Inc.                               620          21,855
     Pinnacle Holdings Inc.                      +         340           2,043
     Post Properties Inc.                                  280          10,598
     Regency Centers Corp.                               2,200          55,880
     Senior Housing Properties Trust                     1,000          13,000
     Thornbury Mortgage Inc.                               160           2,482
     United Dominion Realty Trust                        7,900         111,785
     Ventas Inc.                                         4,700          51,465

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          ------      -----------
     Washington Real Estate
        Investment Trust                                 2,530     $    59,809
     Weingarten Realty Investors                         2,100          92,085
                                                                   -----------
                                                                     1,739,841
                                                                   -----------
RETAIL--5.03%
     Abercrombie & Fitch Co. "A"                 +       5,850         260,325
     AFC Enterprises Inc.                        +          70           1,341
     American Eagle Outfitters Inc.              +       2,160          76,118
     AnnTaylor Stores Corp.                      +*      1,930          69,094
     Barnes & Noble Inc.                         +       3,150         123,953
     Bebe Stores Inc.                            +*         30             875
     Big Lots Inc.                               +         810          11,081
     Bob Evans Farms Inc.                                2,400          43,200
     Borders Group Inc.                          +       5,220         116,928
     Brown Shoe Company Inc.                             1,300          23,465
     Buckle Inc. (The)                           +         500           9,450
     Burlington Coat Factory Warehouse Corp.             1,300          26,000
     California Pizza Kitchen Inc.               +          80           1,860
     Casey's General Store Inc.                          3,100          40,300
     Cash American Investments Inc.                      1,900          16,150
     Cato Corp. "A"                                      1,000          19,520
     CBRL Group Inc.                                     3,920          66,444
     Charlotte Russe Holding Inc.                +          30             804
     Charming Shoppes Inc.                       +       6,790          40,740
     Chico's FAS Inc.                            +*      1,479          44,000
     Children's Place Retail Stores Inc.         +*      1,150          30,820
     Christopher & Banks Corp.                   +         110           3,586
     Circuit City Stores Inc. - CarMax Group     +         170           2,713
     Claire's Stores Inc.                                2,340          45,302
     Cole National Corp.                         +          70           1,033
     Copart Inc.                                 +       2,640          77,220
     Cost Plus Inc.                              +       1,500          45,000
     CSK Auto Corp.                              +       1,500          12,450
     dELiA*s Corp. "A"                           +*        290           2,320
     Dillards Inc. "A"                                   5,400          82,458
     Discount Auto Parts Inc.                    +          80             868
     Dress Barn Inc.                             +       1,100          25,025
     Duane Reade Inc.                            +       1,300          42,250
     Electronics Boutique Holdings Corp.         +         430          13,653
     Factory 2-U Stores Inc.                     +         900          26,415
     Finish Line Inc. (The)                      +         140           1,749
     Footstar Inc.                               +       1,300          44,720
     Fred's Inc.                                           900          23,175
     FreeMarkets Inc.                            +*        220           4,400
     Genesco Inc.                                +       1,500          50,400
     Guitar Center Inc.                          +       1,700          35,921
     Haverty Furniture Companies Inc.                    1,220          18,239
     Hibbet Sporting Goods Inc.                  +          30           1,112
     Hot Topic Inc.                              +*      1,300          40,430
     IKON Office Solutions Inc.                          8,210          80,458
     Intertan Inc.                               +       2,100          29,400
     Jill (J.) Group Inc. (The)                  +          70           1,418
     Kenneth Cole Productions "A"                +         520          10,478
     Krispy Kreme Doughnuts Inc.                 +*        720          28,800
     Lands' End Inc.                             +       1,000          40,150
     Linens `N Things Inc.                       +       2,860          78,135
     Lithia Motors Inc. "A"                      +          50             840
     Lone Star Steakhouse & Saloon Inc.                  2,100          27,279
     Longs Drug Stores Corp.                             2,100          45,255
     Luby's Inc.                                         1,800          17,622
     Men's Wearhouse Inc. (The)                  +       2,330          64,308
     Michaels Stores Inc.                        +       2,130          87,330
     MP3.com Inc.                                +       1,600           7,760
     MSC Industrial Direct Co. Inc. "A"          +         230           4,002
     Neiman-Marcus Group Inc. "A"                +       2,340          72,540
     99 Cents Only Stores                        +       1,210          36,240
     NPC International Inc.                      +         600           6,480
     O'Charley's Inc.                            +       1,100          21,318
     OfficeMax Inc.                              +       3,730          13,764
     1-800-FLOWERS.com Inc.                      +       1,160          17,214
     1-800 Contacts Inc.                         +          50           1,240
     O'Reilly Automotive Inc.                    +       2,750          78,925
     Pacific Sunwear of California Inc.          +       2,300          51,589
     Payless Shoesource Inc.                     +       1,350          87,345
     PC Connection Inc.                          +         470           7,520
     Pep Boys-Manny Moe & Jack Inc.                      4,700          52,781
     Petsmart Inc.                               +       4,820          33,981
     Pier 1 Imports Inc.                                 7,030          80,845
     Priceline.com Inc.                          +*        840           7,602
     Pricesmart Inc.                             +         200           8,700
     PurchasePro.com Inc.                        +*      1,600           2,368
     Ruby Tuesday Inc.                                   4,520          77,292
     Ryan's Family Steak Houses Inc.             +       2,400          29,400
     School Specialty Inc.                       +       1,300          33,605
     7-Eleven Inc.                               +         190           2,138
     Shopko Stores Inc.                          +       2,500          18,200
     Smart & Final Inc.                          +         900           9,900
     Sonic Automotive Inc.                       +       1,460          27,886
     Spiegel Inc. "A"                                    1,200          11,604
     Sports Resorts International Inc.           +          70             855
     Steak n Shake Company (The)                 +       1,700          15,725
     Stein Mart Inc.                             +       2,000          20,680
     TBC Corp.                                   +         110           1,054
     Too Inc.                                    +       2,200          60,280
     Trans World Entertainment Corp.             +*      2,400          22,824
     Tuesday Morning Corp.                       +         900          11,925
     Tweeter Home Entertainment Group Inc.       +       1,200          42,360
     Ultimate Electronics Inc.                   +         700          22,694
     United Auto Group Inc.                      +         790          13,825
     Urban Outfitters Inc.                       +          70             752
     Value City Department Stores Inc.           +       1,200          13,800
     Venator Group Inc.                          +       9,090         139,077
     Wet Seal Inc. "A"                           +          80           2,769
     Whitehall Jewellers Inc.                    +         810           7,420
     Wilsons The Leather Experts Inc.            +         620          11,501
     Zale Corp.                                  +       2,420          81,554
                                                                   -----------
                                                                     3,405,714
                                                                   -----------

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                            Shares        Value
     --------                                           --------   -------------
SEMICONDUCTORS--1.16%
     Alliance Semiconductor Corp.               +          1,900   $      22,838
     ANADIGICS Inc.                             +          2,200          50,600
     AXT Inc.                                   +*         1,320          35,244
     ChipPAC Inc.                               +            360           3,758
     Cirrus Logic Inc.                          +          3,960          91,199
     Cohu Inc.                                             1,600          36,000
     Credence Systems Corp.                     +            410           9,938
     Elantec Semiconductor Inc.                 +          1,600          54,064
     eMagin Corporation                         +          1,620           3,985
     Emcore Corp.                               +          1,830          56,273
     Entegris Inc.                              +            180           2,061
     General Semiconductor Inc.                 +          2,540          26,568
     Integrated Circuit Systems Inc.            +          1,000          19,200
     Integrated Silicon Solution Inc.           +          1,900          26,410
     IXYS Corporation                           +            630           9,828
     Kopin Corp.                                +            500           6,070
     LTX Corp.                                  +*         3,340          85,370
     MEMC Electronics Materials Inc.            +          2,870          21,956
     Microtune Inc.                             +            110           2,420
     ON Semiconductor Corp.                     +          1,180           5,369
     Optical Communication
        Products Inc.                           +            120           1,277
     Pericom Semiconductor Corp.                +          1,620          25,466
     Pixelworks Inc.                            +            530          18,942
     Rambus Inc.                                +            580           7,140
     Silicon Laboratories Inc.                  +*           130           2,873
     Trikon Technologies Inc.                   +             80           1,120
     Tripath Technology Inc.                    +            100             884
     Varian Semiconductor
        Equipment Associates Inc.               +          2,070          86,940
     Veeco Instruments Inc.                     +          1,720          68,370
     Virage Logic Corp.                         +             90           1,394
     White Electronic Designs Corp.             +            810           3,507
                                                                   -------------
                                                                         787,064
                                                                   -------------
SOFTWARE--2.15%
     Actuate Corp.                              +          4,400          42,020
     Akamai Technologies Inc.                   +            490           4,496
     American Management Systems Inc.           +            300           7,080
     AremisSoft Corp.                           +*         1,650          26,730
     AsiaInfo Holdings Inc.                     +            200           3,950
     Avant! Corp.                               +          2,800          37,240
     Avid Technology Inc.                       +          1,600          25,120
     Blue Martini Software Inc.                 +            220             660
     Caldera International Inc.                 +            810           1,175
     Caminus Corp.                              +            370           9,979
     Captaris Inc.                              +          1,440           2,995
     Centillium Communications Inc.             +            510          12,617
     Centra Software Inc.                       +            150           2,549
     Clarus Corp.                               +*         1,170           7,196
     Click Commerce Inc.                        +            100             900
     Computer Horizons Corp.                    +          2,070           6,438
     Concord Communications Inc.                +          1,170          10,530
     Convera Corp.                              +          1,300           6,500
     Corillian Corp.                            +            630           2,520
     Covad Communications Group Inc.            +            960             970
     DigitalThink Inc.                          +            100             702
     Divine Inc. "A"                            +            510           1,071
     Documentum Inc.                            +          2,340          30,233
     Edwards (J.D.) & Co.                       +          4,010          56,701
     eFunds Corp.                               +            340           6,324
     Embarcadero Technologies Inc.              +*           330           7,362
     EPIQ Systems Inc.                          +             50           1,285
     ePresence Inc.                             +          1,620           6,674
     eSPEED Inc. "A"                            +*           900          19,800
     eXcelon Corp.                              +          1,530           2,249
     EXE Technologies Inc.                      +            200           1,172
     Extensity Inc.                             +            950           9,595
     Global Payments Inc.                                  1,860          55,986
     Globix Corp.                               +          1,300           2,613
     iBasis Inc.                                +          2,100          10,500
     Identix Inc.                               +          2,400          15,000
     Infogrames Inc.                            +          1,100           8,360
     Informatica Corp.                          +          3,510          60,934
     Information Resources Inc.                 +            200           2,068
     Informix Corp.                             +          2,160          12,614
     InfoSpace Inc.                             +          1,750           6,720
     Inktomi Corp.                              +            880           8,439
     INT Media Group Inc.                       +          1,440           5,760
     InteliData Technologies Corp.              +          2,460          14,514
     Interactive Intelligence Inc.              +             50             550
     Internet Capital Group Inc.                +          1,230           2,460
     Inter-Tel Inc.                                        1,700          20,247
     JDA Software Group Inc.                    +          1,700          28,237
     Keane Inc.                                 +            400           8,800
     Legato Systems Inc.                        +          5,670          90,437
     Loudcloud Inc.                             +            190             578
     Macromedia Inc.                            +            430           7,740
     Manugistics Group Inc.                     +*         3,420          85,842
     Matrixone Inc.                             +            570          13,218
     Mercator Software Inc.                     +          1,710           4,258
     MRO Software Inc.                          +          1,030          16,274
     National Data Corp.                                   2,400          77,760
     Net2Phone Inc.                             +          1,200           7,200
     NetIQ Corp.                                +          2,230          69,777
     Numerical Technologies Inc.                +            620          13,020
     OPNET Technologies Inc.                    +             50             894
     OTG Software Inc.                          +            800           5,600
     Per-Se Technologies Inc.                   +          2,100          17,115
     Pinnacle Systems Inc.                      +          3,540          21,417
     PLATO Learning Inc.                        +             40           1,238
     ProQuest Company                           +          1,200          37,188
     Puma Technology Inc.                       +          2,540           7,620
     RadiSys Corp.                              +          1,120          25,592
     Register.com                               +*         1,030          15,955
     Remedy Corp.                               +          1,920          66,816
     Renaissance Learning Inc.                  +            600          30,354
     Saba Software Inc.                         +*           220           3,610
     Seachange International Inc.               +*         1,200          21,636
     SeeBeyond Technology Corp.                 +            600           7,200

                                       93

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          -------     -----------
     Selectica Inc.                              +*        840     $     3,595
     SERENA Software Inc.                        +       1,120          40,701
     SignalSoft Corp.                            +         100           1,150
     SkillSoft Corp.                             +          40           1,370
     SpeechWorks International Inc.              +         150           2,355
     Structural Dynamics Research Corp.          +       2,700          66,150
     Synplicity Inc.                             +          50             501
     TriZetto Group Inc. (The)                   +       1,530          14,153
     Ulticom Inc.                                +         340          11,492
     Universal Access Inc.                       +       1,320           8,184
     VA Linux Systems Inc.                       +         190             665
     Vastera Inc.                                +         180           2,556
     VIA NET.WORKS Inc.                          +       1,260           1,940
     Viewpoint Corp.                             +       1,530          13,005
     webMethods Inc.                             +         240           5,083
     Websense Inc.                               +          80           1,600
     Witness Systems Inc.                        +          60             659
     ZixIt Corp.                                 +*      1,400          12,810
                                                                   -----------
                                                                     1,454,943
                                                                   -----------
TELECOMMUNICATION EQUIPMENT--0.21%
     ADTRAN Inc.                                 +         170           3,485
     Andrew Corp.                                +         630          11,624
     ANTEC Corp.                                 +         290           3,596
     Avanex Corp.                                +         190           1,843
     CommScope Inc.                              +         400           9,400
     Cosine Communications Inc.                  +         350             784
     DMC Stratex Networks Inc.                   +         560           5,600
     Glenayre Technologies Inc.                  +       5,500           7,040
     Handspring Inc.                             +         360           2,772
     Harmonic Inc.                               +*        450           4,500
     Ixia                                        +         100           1,900
     New Focus Inc.                              +         320           2,640
     NMS Communications Corp.                    +*      2,700          18,900
     Oplink Communications Inc.                  +         640           2,400
     Peco II Inc.                                +         100             655
     Picturetel Corp.                            +         260           1,456
     SBA Communications Corp.                    +       2,030          50,243
     Sorrento Networks Corp.                     +*        810           9,704
     Spectrasite Holdings Inc.                   +         470           3,403
     Sunrise Telecom Inc.                        +         140             833
     Vyyo Inc.                                   +         540             799
     Western Multiplex Corp.                     +         110             756
     WJ Communications Inc.                      +         100             465
                                                                   -----------
                                                                       144,798
                                                                   -----------
TELECOMMUNICATIONS--2.08%
     ACTV Inc.                                   +       2,570           8,558
     Adaptec Inc.                                +         750           7,455
     Adelphia Business Solutions Inc.            +       2,620          10,742
     Aether Systems Inc.                         +          50             443
     AirGate PCS Inc.                            +         730          16,790
     Alamosa Holdings Inc.                       +       1,200          19,560
     Alaska Communications Systems Group         +         900           8,235
     Allen Telecom Inc.                          +       2,000          30,000
     Anaren Microwave Inc.                       +       1,600          32,000
     Anixter International Inc.                  +       1,490          45,743
     Applied Innovation                          +         130           1,086
     Arguss Communications Inc.                  +         720           3,586
     Aspect Communications Corp.                 +         370           2,586
     Audiovox Corp. "A"                          +       1,400          15,540
     Avocent Corporation                         +       3,100          70,525
     Aware Inc.                                  +       1,300          11,700
     Boston Communications Group Inc.            +         120           1,728
     Catapult Communications Corp.               +          40             900
     C-COR.net Corp.                             +       2,200          26,400
     Celeritek Inc.                              +         800          11,960
     Centennial Cellular Corp. "A"               +         640           8,442
     Choice One Communications Inc.              +*        820           5,527
     Com21 Inc.                                  +       1,890           3,383
     Commonwealth Telephone Enterprises Inc.     +         820          34,645
     Conestoga Enterprises Inc.                             70           2,069
     Copper Mountain Networks Inc.               +         330           1,353
     CT Communications Inc.                              1,500          27,840
     CTC Communications Group Inc.               +       1,200           3,672
     Davox Corp.                                 +         720           5,976
     Digital Generation Systems Inc.             +         270           1,121
     Ditech Communications Corp.                 +         200           1,484
     Dobson Communications Corp. "A"             +         230           3,922
     Electric Lightwave Inc. "A"                 +       2,340           3,065
     FiberCore Inc.                              +         230           1,497
     Fibernet Telecom Group Inc.                 +         900           1,017
     Focal Communications Corp.                  +          90             212
     General Communication Inc. "A"              +       3,400          41,140
     GoAmerica Inc.                              +       1,850           3,922
     Golden Telecom Inc.                         +       1,280          17,920
     Hickory Tech Corp.                                  1,000          16,000
     IDT Corp.                                   +       1,530          20,655
     IDT Corp. "B"                               +       1,561          17,171
     Illuminet Holdings Inc.                     +       1,630          51,264
     IMPSAT Fiber Networks Inc.                  +       1,280           2,560
     Inet Technologies Inc.                      +          80             655
     InterDigital Communications Corp.           +       4,100          54,325
     International Fibercom Inc.                 +       1,980           4,950
     InterVoice-Brite Inc.                       +       2,800          30,800
     Intrado Inc.                                +          70           1,202
     ITC DeltaCom Inc.                           +       4,300          17,200
     Itron Inc.                                  +*        110           2,087
     Latitude Communications Inc.                +       1,980           3,960
     Leap Wireless International Inc.            +       2,200          66,660
     Lightbridge Inc.                            +       2,217          43,010
     Lightpath Technologies Inc. "A"             +       1,140          10,146
     Mastec Inc.                                 +         200           2,640
     Metawave Communications Corp.               +       1,110           5,761
     Metricom Inc.                               +*      1,800           3,114
     Metro One Telecommunications Inc.           +          90           5,838
     Motient Corp.                               +       2,070           2,215
     Mpower Holding Corp.                        +*      3,870           3,677
     MRV Communications Inc.                     +       4,760          44,506

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          ------      -----------
     Netro Corp.                                 +       2,800     $    11,872
     Network Plus Corp.                          +       1,280           3,469
     Newport Corp.                               *         280           7,420
     Next Level Communications Inc.              +         130             878
     North Pittsburgh Systems Inc.                       1,100          17,589
     NTELOS Inc.                                 +       1,100          33,066
     Nucentrix Broadband Networks Inc.           +*        810           6,278
     Optical Cable Corp.                         +*        400           4,000
     Plantronics Inc.                            +       3,520          81,488
     Powerwave Technologies Inc.                 +         440           6,380
     Price Communications Corp.                  +       3,360          67,838
     Primus Telecommunications Group Inc.        +       2,160           1,771
     Proxim Inc.                                 +       1,900          26,790
     RCN Corp.                                   +*        420           2,306
     Rural Cellular Corp. "A"                    +         800          36,240
     Sirius Satellite Radio Inc.                 +*      2,500          30,475
     Somera Communications Inc.                  +       2,400          17,184
     Spectralink Corp.                           +         900          11,709
     Spectrian Corp.                             +          90           1,440
     Standard Microsystems Corp.                 +       1,000          17,900
     Stanford Microdevices Inc.                  +         530           8,957
     Symmetricom Inc.                            +       1,620          23,717
     TALX Corp.                                             60           2,397
     Terayon Communications Systems Inc.         +         210           1,285
     Tollgrade Communications Inc.               +         900          25,650
     Tut Systems Inc.                            +       1,260           2,092
     UbiquiTel Inc.                              +         150           1,140
     US LEC Corp. "A"                            +       1,530           4,131
     US Unwired Inc. "A"                         +         160           1,698
     VerticalNet Inc.                            +         420           1,046
     Viasat Inc.                                 +       1,130          26,984
     WebEx Communications Inc.                   +*        160           4,266
     Westell Technologies Inc.                   +       1,800           2,700
     WorldGate Communications Inc.               +       2,160          11,016
     Z-Tel Technologies Inc.                     +       1,620           2,430
                                                                   -----------
                                                                     1,409,742
                                                                   -----------
TELEPHONE--0.08%
     AT&T Latin America Corp.                    +         310           1,544
     Intermedia Communications Inc.              +*      3,490          52,001
     XO Communications Inc. "A"                  +*      1,940           3,725
                                                                   -----------
                                                                        57,270
                                                                   -----------
TEXTILES--0.78%
     Columbia Sportswear Co.                     +         540          27,535
     G&K Services Inc. "A"                               1,500          40,350
     Guess ? Inc.                                +       1,500          10,050
     Interface Inc. "A"                                  3,200          24,000
     K Swiss Inc. "A"                                       60           1,448
     Kellwood Co.                                        1,600          36,960
     Mohawk Industries Inc.                      +*      2,430          85,536
     Nautica Enterprises Inc.                    +       2,020          41,269
     Polo Ralph Lauren Corp.                     +       3,330          85,914
     Quiksilver Inc.                             +       1,600          40,000
     Shoe Carnival Inc.                          +          70             840
     Springs Industries Inc. "A"                           900          39,690
     Steven Madden Ltd.                          +         620          11,327
     UniFirst Corp.                                         80           1,520
     Vans Inc.                                   +         920          21,620
     Westpoint Stevens Inc.                              2,700           3,726
     Wolverine World Wide Inc.                           3,100          55,397
                                                                   -----------
                                                                       527,182
                                                                   -----------
TOBACCO--0.15%
     Universal Corporation                               1,800          71,388
     Vector Group Ltd.                                   1,000          31,950
                                                                   -----------
                                                                       103,338
                                                                   -----------
TOYS / GAMES / HOBBIES--0.17%
     Action Performance Companies Inc.           +         100           2,500
     Boyds Collection Ltd. (The)                 +       3,980          49,432
     Jakks Pacific Inc.                          +       1,400          26,180
     Topps Co. (The)                             +       2,900          33,901
                                                                   -----------
                                                                       112,013
                                                                   -----------

TRANSPORTATION--1.37%
     Airborne Inc.                                       3,800          44,042
     Alexander & Baldwin Inc.                            2,900          74,675
     Arctic Cat Inc.                                     1,120          16,240
     Arkansas Best Corp.                         +       1,200          27,660
     Arnold Industries Inc.                              1,400          27,104
     Atlas Air Inc.                              +       1,050          14,868
     CNF Transportation Inc.                             2,970          83,903
     Consolidated Freightways Corp.              +         130           1,165
     Dollar Thrifty Automotive Group Inc.        +       1,700          40,800
     EGL Inc.                                    +       2,050          35,793
     Florida East Coast Industries Inc.                    100           3,540
     Forward Air Corp.                           +       1,000          29,950
     Gulfmark Offshore Inc.                      +          50           1,543
     Heartland Express Inc.                      +       1,250          28,500
     Hunt (J.B.) Transport Services Inc.         +       1,300          23,738
     Kansas City Southern Industries Inc.        +         390           6,162
     Kirby Corp.                                 +       1,700          41,905
     Landstar System Inc.                        +         500          34,010
     M.S. Carriers Inc.                          +         700          21,497
     Offshore Logistics Inc.                     +       1,500          28,500
     Overseas Shipholding Group Inc.                     1,800          54,972
     RailAmerica Inc.                            +         120           1,370
     Roadway Express Inc.                                  900          21,393
     Swift Transportation Co. Inc.               +*      3,000          57,780
     Trico Marine Services Inc.                  +       1,880          20,003
     US Freightways Corp.                                1,720          50,740
     Werner Enterprises Inc.                             2,000          48,500
     Wisconsin Central Transportation Corp.      +       3,100          51,863
     Yellow Corporation                          +       1,700          32,266
                                                                   -----------
                                                                       924,482
                                                                   -----------

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          -------     -----------
TRUCKING & LEASING--0.24%
     AMERCO
     Interpool Inc.                              +         800     $    17,840
     Ryder System Inc.                                   1,000          15,700
     Xtra Corp.                                          4,420          86,632
                                                 +         800          39,680
                                                                   -----------
                                                                       159,852
                                                                   -----------
WATER--0.20%
     American States Water Co.                             720          24,480
     California Water Service Group                      1,000          25,650
     Philadelphia Suburban Corp.                         3,130          79,815
     SJW Corp.                                             100           8,550
                                                                   -----------
                                                                       138,495
                                                                   -----------
TOTAL COMMON STOCKS
     (Cost: $58,457,095)                                            64,299,097
                                                                   -----------

PREFERRED STOCKS--0.00%

REAL ESTATE INVESTMENT TRUSTS--0.00%
     U.S. Restaurant Properties Inc.                       140           2,090
                                                                   -----------
                                                                         2,090
                                                                   -----------
TOTAL PREFERRED STOCKS
     (Cost: $1,728)                                                      2,090
                                                                   -----------

                                                       Face Amount    Value
                                                       ----------- -----------
SHORT TERM INSTRUMENTS--8.19%
     Dreyfus Money Market Fund                  ++     $2,009,481    2,009,481
     Federal Home Loan Mortgage
        Corporation Discount Note
        3.86%, 07/03/01                         ++        306,197      306,197
     Goldman Sachs Financial Square
        Prime Obligation Fund                   ++        919,853      919,853
     Providian Temp Cash Money
        Market Fund                             ++      1,909,470    1,909,470
     U.S. Treasury Bill
        3.56%**, 09/27/01                      +++        400,000      396,559
                                                                   -----------
TOTAL SHORT TERM INSTRUMENTS
     (Cost: $5,541,661)                                              5,541,560
                                                                   -----------

REPURCHASE AGREEMENT-4.21%
     Investors Bank & Trust Tri-Party
        Repurchase Agreement, dated 06/29/01,
        due 07/02/01, with a maturity value
        of $2,850,130 and an effective yield
        of 3.70%.                                      $2,849,252  $ 2,849,252
                                                                   -----------

TOTAL REPURCHASE AGREEMENT
   (Cost: $2,849,252)                                                2,849,252
                                                                   -----------

TOTAL INVESTMENTS IN SECURITIES--107.42%
   (Cost $66,849,736)                                               72,691,999
Other Assets, Less Liabilities--(7.42%)                             (5,021,468)
                                                                   -----------
NET ASSETS--100.00%                                                $67,670,531
                                                                   ===========

+    Non-income earning securities.

++ Represents investment of collateral received from securities lending transactions. See Note 4.

+++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

*    Denotes all or part of security on loan. See Note 4.

**   Yield to Maturity.

The accompanying notes are an integral part of these financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          ------      -----------
COMMON STOCKS--96.66%
AUSTRALIA--2.95%
     Amcor Ltd.                                         12,308     $    41,398
     AMP Ltd.                                           12,957         144,789
     Australian Gas & Light Co. Ltd.                     6,392          27,541
     BHP Billiton Ltd.                                  22,860         123,702
     Brambles Industries Ltd.                            2,560          62,435
     Broken Hill Proprietary Co. Ltd.                   21,463         113,305
     Coca-Cola Amatil Ltd.                              18,448          44,993
     Coles Myer Ltd.                                    16,388          52,625
     Commonwealth Bank of Australia                     13,856         240,424
     Computershare Ltd.                                  6,757          21,114
     CSL Ltd.                                            2,340          56,713
     CSR Ltd.                                           21,927          79,102
     Foster's Brewing Group Ltd.                        27,212          75,769
     Gandel Retail Trust                               131,887          74,516
     General Property Trust                             31,275          44,176
     Lend Lease Corp. Ltd.                               6,604          42,111
     National Australia Bank Ltd.                       17,637         314,113
     News Corp. Ltd.                                    24,617         225,378
     OneSteel Ltd.                               +      23,929          11,187
     Orica Ltd.                                         20,482          46,353
     QBE Insurance Group Ltd.                            8,559          51,360
     Rio Tinto Ltd.                                      4,911          85,189
     Santos Ltd.                                        18,130          59,785
     Southcorp Ltd.                                     15,047          58,166
     Suncorp-Metway Ltd.                                 3,435          26,187
     TABCORP Holdings Ltd.                               8,666          41,830
     Telstra Corp. Ltd.                                 91,426         249,922
     Wesfarmers Ltd.                                     5,578          76,835
     Westfield Trust                                       904           1,479
     Westfield Trust - New Shares                       24,939          42,551
     Westpac Banking Corp. Ltd.                         19,557         143,668
     WMC Ltd.                                           17,343          84,419
     Woolworths Ltd.                                    12,627          70,574
                                                                   -----------
                                                                     2,833,709
                                                                   -----------
AUSTRIA--0.14%
     Oesterreichische
        Elektrizitaetswirtschafts AG "A"                   534          44,301
     OMV AG                                              1,056          88,501
                                                                   -----------
                                                                       132,802
                                                                   -----------
BELGIUM--0.93%
     AGFA Gevaert NV                                     2,270          32,668
     Colruyt NV                                            984          33,237
     Delhaize-Le Lion SA                                 1,256          74,269
     Dolmen Computer Applications NV             +          64             701
     Electrabel SA                                         609         120,225
     Fortis "B"                                          8,261         199,310
     Groupe Bruxelles Lambert SA                         1,775          99,473
     Interbrew                                   +       1,895          50,693
     KBC Bankverzekerings Holding NV                     3,676         130,700
     PetroFina SA                                +           1             508
     Solvay SA                                           1,512          74,879
     UCB SA                                              2,324          80,761
                                                                   -----------
                                                                       897,424
                                                                   -----------
DENMARK--0.93%
     A/S Dampskibsselskabet Svendborg " B"                  11          98,817
     D/S 1912 "B"                                           14          97,112
     Danisco A/S                                           900          32,954
     Danske Bank A/S                                     9,000         161,701
     Group 4 Falck A/S                                     300          34,285
     ISS A/S                                     +         600          35,138
     Novo Nordisk A/S "B"                                4,690         207,461
     Novozymes A/S "B"                                   1,438          30,006
     Tele Danmark A/S                                    2,800         100,932
     Vestas Wind Systems A/S                             1,390          64,806
     William Demant Holding                      +       1,200          33,432
                                                                   -----------
                                                                       896,644
                                                                   -----------
FINLAND--1.64%
     Nokia OYJ                                          57,024       1,292,284
     Pohjola Group Insurance Corp. "B"                   1,123          21,818
     Sampo-Leonia Insurance "A"                          5,000          42,539
     Sonera Group OYJ                                    9,560          74,536
     Stonesoft OYJ                               +       5,100          11,009
     Tietoenator OYJ                                     1,471          32,751
     UPM-Kymmene OYJ                                     3,600         101,758
                                                                   -----------
                                                                     1,576,695
                                                                   -----------
FRANCE--10.69%
     Accor SA                                            2,802         118,245
     Air Liquide                                         1,127         161,904
     Alcatel SA "A"                                     14,682         306,996
     Aventis SA                                          9,307         742,971
     AXA AG                                             20,542         585,166
     BIC SA                                                943          34,327
     BNP Parisbas SA                             *       5,402         470,109
     Bouygues SA                                 *       4,130         139,570
     Cap Gemini SA                                       1,544         112,408
     Carrefour Supermarche SA                            8,606         455,337
     Coflexip SA                                           301          45,331
     Compagnie de Saint Gobain                   *       1,050         142,664
     Compagnie Generale des Etablissements
        Michelin "B"                                     2,102          66,498
     Dassault Systemes SA                                1,452          55,953
     Eridania Beghin-Say SA                      *         441          36,213
     Essilor International SA                              211          60,374
     Etablissements Economiques du Casino
        Guichard-Perrachon SA                            1,199         101,146
     France Telecom SA                           *      12,481         594,852
     Groupe Danone                               *       1,735         238,086
     Lafarge SA                                          1,605         137,229
     Lagardere S.C.A.                                    1,738          81,804
     L'Oreal SA                                          7,947         512,972
     LVMH                                                5,808         292,546

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                          Shares         Value
     --------                                          -------     -----------
     Pechiney SA "A"                                     1,247     $    63,339
     Pernod Ricard                                         995          69,744
     Pinault-Printemps-Redoute SA                        1,436         207,875
     PSA Peugeot Citroen                         +         610         165,607
     Publicis Groupe                                     1,884          45,614
     Sagem SA                                              636          31,227
     Sanofi-Synthelabo SA                                8,713         571,637
     Schneider SA                                *       1,934         106,911
     Societe EuroFrance SA                                 730          42,332
     Societe Generale "A"                                5,157         305,376
     Sodexho Alliance SA                                 1,716          80,115
     STMicroelectronics NV                       *      10,797         374,747
     Suez SA                                            10,695         344,045
     Technip SA                                  *         238          30,524
     Thales/Ex Thomson CSF                               2,169          78,533
     Total SA "B"                                *       9,018       1,262,690
     Union du Credit Bail Immobilier                     1,011          54,860
     Usinor SA                                   *       3,696          38,766
     Valeo SA                                            1,268          51,191
     Vinci SA                                            1,219          77,653
     Vivendi Universal SA                               13,316         776,119
                                                                   -----------
                                                                    10,271,606
                                                                   -----------
GERMANY--8.39%
     Adidas AG                                             700          42,879
     Allianz AG                                  *       2,949         860,657
     BASF AG                                             7,600         299,813
     Bayer AG                                            8,650         339,404
     Bayerische Hypo-und Vereinsbank AG                  6,747         333,560
     Beiersdorf AG                                       1,094         114,376
     Continental AG                                      2,728          37,366
     DaimlerChrysler AG                          *      12,396         569,288
     Deutsche Bank AG                                    7,488         536,528
     Deutsche Lufthansa AG                               5,028          79,212
     Deutsche Telekom AG                         *      36,699         836,334
     Dresdner Bank AG                            *       6,450         294,579
     EM TV & Merchandising AG                    +       2,278           4,127
     Epcos AG                                              800          43,553
     Fresenius Medical Care AG                           1,287          90,320
     Gehe AG                                             1,500          58,285
     Heidelberger Zement AG                              1,110          47,688
     Karstadtquelle AG                                   1,818          53,820
     Linde AG                                            1,762          74,834
     MAN AG                                              1,748          37,438
     Merck KGaA                                          2,473          85,897
     Metro AG                                            3,981         148,689
     Muenchener Rueckversicherungs-
        Gesellschaft AG                          *       2,173         605,578
     Preussag AG                                         2,615          79,251
     RWE AG                                              6,298         250,476
     SAP AG                                              3,727         517,149
     Schering AG                                         2,667         139,980
     Siemens AG                                         10,799         662,784
     Thyssen Krupp AG                                    6,905          90,604
     Veba AG                                     *       9,176         481,145
     Volkswagen AG                                       4,021         188,920
     WCM Beteiligungs & Grundbesi AG             +       4,916          50,189
                                                                   -----------
                                                                     8,054,723
                                                                   -----------
GREECE--0.28%
     Commercial Bank of Greece                           1,300          46,860
     Credit Bank/ Greece                                 3,400          71,381
     Hellenic Telecommunications
        Organization SA                                  4,400          57,511
     National Bank of Greece SA                          3,200          94,759
                                                                   -----------
                                                                       270,511
                                                                   -----------
HONG KONG--1.99%
     Bank of East Asia Ltd.                             23,000          53,371
     Cathay Pacific Airways Ltd.                        42,000          56,809
     CLP Holdings Ltd.                                  28,200         118,226
     Esprit Holdings Ltd.                               20,000          21,924
     Hang Seng Bank Ltd.                                23,000         235,899
     Henderson Land Development Co. Ltd.                18,000          79,848
     Hong Kong & China Gas Co. Ltd.                     66,066          83,005
     Hutchison Whampoa Ltd.                             51,700         521,979
     Johnson Electric Holdings Ltd.                     45,500          62,417
     Li & Fung Ltd.                                     36,000          59,076
     New World Development Co. Ltd.              +      36,000          43,848
     Pacific Century Cyberworks Ltd.             +     195,591          55,802
     Shangri-La Asia Ltd.                               40,000          35,128
     Sino Land Company Ltd.                             54,000          22,502
     Sun Hung Kai Properties Ltd.                       29,000         261,188
     Swire Pacific Ltd. "A"                             20,500         106,182
     Television Broadcasts Ltd.                          7,000          29,436
     Wharf Holdings Ltd.                                32,000          66,874
                                                                   -----------
                                                                     1,913,514
                                                                   -----------
IRELAND--0.58%
     Allied Irish Banks PLC                              8,668          99,795
     CRH PLC                                             4,690          79,803
     Eircom PLC                                         17,419          19,096
     Elan Corporation PLC                        +       3,993         251,890
     Irish Life & Permanent PLC                          5,332          55,415
     Kerry Group PLC "A"                                 3,985          45,922
                                                                   -----------
                                                                       551,921
                                                                   -----------
ITALY--4.27%
     Alitalia SpA                                +      25,000          30,475
     Arnoldo Mondadori Editore SpA                       4,200          29,902
     Assicurazioni Generali SpA                         14,694         441,590
     Autogrill SpA                                       4,000          43,106
     Autostrade SpA                                     15,000          97,395
     Banca di Roma SpA                           *      20,494          62,700
     Banca Intesa SpA                            *      72,043         254,319
     Benetton Group SpA                          *       3,523          47,241
     Beni Stabili SpA                                    6,022           2,773
     Bipop Carire SpA                                   24,750          93,028
     Bulgari SpA                                         4,250          44,505

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                            Shares         Value
     --------                                           --------    ------------
     Enel SpA                                    *        74,314         227,104
     ENI SpA                                     *        48,527         591,559
     Fiat SpA                                              5,381         105,227
     Gruppo Editoriale L'Espresso                          5,700          21,521
     Italgas SpA                                           7,750          67,904
     Mediaset SpA                                         15,090         126,978
     Mediobanca Banca SpA                                  8,661          92,529
     Parmalat Finanziaria SpA                             16,900          45,066
     Pirelli SpA                                          26,078          72,630
     Riunione Adriatica di Sicurta SpA           *         9,100         111,856
     San Paolo - IMI SpA                         *        17,543         224,843
     Telecom Italia Mobile SpA                   *       103,599         527,961
     Telecom Italia SpA                          *        10,464          49,960
     Telecom Italia SpA "A"                      *        44,285         397,387
     Tiscali SpA                                 +         2,897          24,500
     Unicredito Italiano SpA                     *        61,384         263,460
                                                                    ------------
                                                                       4,097,519
                                                                    ------------
JAPAN--23.52%
     Acom Co. Ltd.                                         1,800         158,900
     Advantest Corp.                                       1,200         102,854
     Ajinomoto Co. Inc.                                    8,000          85,824
     Alps Electric Co Ltd                                  3,000          27,951
     Amada Co. Ltd.                                        5,000          25,296
     Asahi Bank Ltd. (The)                                37,000          80,098
     Asahi Breweries Ltd.                                  7,000          78,520
     Asahi Glass Co. Ltd.                                 14,000         116,292
     Asahi Kasei Corp.                                    19,000          79,827
     Bank of Fukuoka Ltd.                                 11,000          49,391
     Bank of Yokohama Ltd.                                16,000          65,170
     Benesse Corporation                                   1,500          47,025
     Bridgestone Corp.                                    11,000         115,097
     Canon Inc.                                           11,000         444,515
     Casio Computer Co. Ltd.                               6,000          34,878
     Central Japan Railway Co.                                23         142,920
     Chugai Pharmaceutical Co. Ltd.                        4,000          60,840
     Chuo Mitsui Trust & Banking Co. Ltd.                 15,000          26,580
     Citizen Watch Co. Ltd.                                5,000          30,468
     Credit Saison Co Ltd                                  2,200          53,448
     CSK Corp.                                             1,100          34,221
     Dai Nippon Printing Co. Ltd.                          9,000         109,830
     Daiichi Pharmaceutical Co. Ltd.                       4,000          92,527
     Daikin Industries Ltd.                                4,000          74,086
     Dainippon Ink & Chemical Inc.                        14,000          39,288
     Daito Trust Construction Co. Ltd.                     2,500          42,395
     Daiwa Bank Ltd. (The)                                32,000          41,565
     Daiwa House Industry Co. Ltd.                         9,000          70,574
     Daiwa Securities Group Inc.                          17,000         177,878
     Denso Corp.                                          11,000         209,910
     East Japan Railway Co.                                   46         265,555
     Ebara Corporation                                     5,000          41,332
     Eisai Co. Ltd.                                        4,000          89,641
     Fanuc Ltd.                                            2,900         144,395
     Fuji Photo Film Co.                                   6,000         258,820
     Fuji Soft ABC Inc.                                      500          29,386
     Fuji Television Network Inc.                              6          34,493
     Fujikura Ltd.                                         5,000          30,468
     Fujitsu Ltd.                                         25,000         262,587
     Furukawa Electric Co. Ltd.                            8,000          63,823
     Gunma Bank Ltd.                                      10,000          47,707
     Heavy Industries Co. Ltd.                            19,000          46,920
     Hirose Electric Co. Ltd.                                600          45,702
     Hitachi Ltd.                                         41,000         402,702
     Honda Motor Co. Ltd.                                 12,000         527,261
     Hoya Corp.                                            1,400          88,679
     Isetan Co. Ltd.                                       3,000          31,751
     Itochu Corp.                                         18,000          73,172
     Ito-Yokado Co. Ltd.                                   5,000         230,516
     Japan Airlines Co. Ltd.                              22,000          70,734
     Japan Energy Corp.                                   16,000          33,867
     Japan Tobacco Inc.                                       24         165,491
     JGC Engineering & Construction                        3,000          25,016
     Joyo Bank Ltd.                                       16,000          47,979
     Jusco Co. Ltd.                                        4,000          88,198
     Kajima Corp.                                         18,000          45,895
     Kaneka Corp.                                          7,000          63,366
     Kansai Electric Power Co. Inc.                       10,200         172,972
     Kao Corp.                                             7,000         173,990
     Kawasaki Heavy Industries Ltd.              +        18,000          29,731
     Kawasaki Steel Corp.                                 49,000          58,148
     Keihin Electric Express Railway Co. Ltd.             14,000          60,728
     Kinden Corp.                                          7,000          43,497
     Kinki Nippon Railway Co. Ltd.                        17,000          68,153
     Kirin Brewery Co. Ltd.                               13,000         110,592
     Komatsu Ltd.                                         14,000          64,208
     Konami Company Ltd.                                   1,700          77,558
     Konica Corp.                                          5,000          36,722
     Kubota Corp.                                         20,000          79,538
     Kuraray Co. Ltd.                                      6,000          44,644
     Kyocera Corp.                                         2,300         202,854
     Kyowa Hakko Kogyo Co. Ltd.                            7,000          46,584
     Marubeni Corp.                              +        22,000          42,335
     Marui Co. Ltd.                                        5,000          72,161
     Matsushita Electric Industrial Co. Ltd.              25,000         391,278
     Meiji Seika Inc.                                      6,000          31,943
     Minebea Co. Ltd.                                      6,000          39,496
     Mitsubishi Chemical Corp.                            29,000          77,662
     Mitsubishi Corp.                                     19,000         153,104
     Mitsubishi Electric Corp.                            28,000         138,743
     Mitsubishi Estate Co. Ltd.                           15,000         137,949
     Mitsubishi Heavy Industries Ltd.                     40,000         182,488
     Mitsubishi Materials Corp.                           18,000          38,534
     Mitsubishi Rayon Co.                                 11,000          38,179
     Mitsubishi Tokyo Financial                  +            69         577,037
     Mitsui & Co. Ltd.                                    19,000         127,815
     Mitsui Fudosan Co. Ltd.                              10,000         107,761
     Mitsui Marine & Fire Insurance  Co. Ltd.             11,000          56,271
     Mitsui Mining & Smelting Co.                          7,000          30,925
     Mitsukoshi Ltd.                                       8,000          33,162
     Mizuho Holding Inc.                                     107         497,595

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

   Security                                               Shares        Value
   --------                                              --------   ------------
     Murata Manufacturing Co. Ltd.                          3,000   $    199,407
     NEC Corp.                                             20,000        270,206
     NGK Insulators Ltd.                                    4,000         35,119
     NGK Spark Plug Co. Ltd.                                3,000         28,143
     Nidec Corp.                                              900         46,833
     Nikon Corp.                                            5,000         47,467
     Nintendo Co. Ltd.                                      1,700        309,413
     Nippon COMSYS Corp.                                    3,000         40,651
     Nippon Express Co. Ltd.                               15,000         67,712
     Nippon Meat Packers Inc.                               4,000         48,460
     Nippon Mitusubishi Oil Corp.                          20,000        112,892
     Nippon Sheet Glass Co. Ltd.                            6,000         34,926
     Nippon Steel Corp.                                    83,000        125,778
     Nippon Telegraph & Telephone Corp.                       155        807,809
     Nippon Unipac Holding                       +             13         72,963
     Nippon Yusen Kabushiki Kaisha                         18,000         71,296
     Nishin Flour Milling Co. Ltd.                          4,000         29,763
     Nissan Motor Co. Ltd.                                 49,000        338,272
     Nissin Food Products                                   2,200         45,863
     Nitto Denko Corp.                                      2,200         63,502
     Nomura Securities Co. Ltd.                            24,000        459,910
     NSK Ltd.                                               8,000         34,574
     Obayashi Corp.                                        12,000         46,664
     Oji Paper Co. Ltd.                                    14,000         69,259
     Olympus Optical Co. Ltd.                               4,000         64,080
     Omron Corp.                                            4,000         72,322
     Oriental Land Co. Ltd.                                 1,300         96,520
     Orix Corp.                                             1,000         97,258
     Osaka Gas Co. Ltd.                                    31,000         99,919
     Pioneer Electronic Corp.                               3,000         91,164
     Promise Co. Ltd.                                       1,500        123,637
     Rohm Co. Ltd.                                          1,400        217,543
     Sankyo Co. Ltd.                                        6,000        108,242
     Sanyo Electric Co. Ltd.                               23,000        145,319
     Secom Co. Ltd.                                         2,500        139,513
     Sega Enterprises Ltd.                       +*         2,000         35,439
     Sekisui Chemical Co. Ltd.                              9,000         37,236
     Sekisui House Ltd.                                    10,000         84,910
     Seventy Seven Bank Ltd.                                7,000         39,569
     Sharp Corp.                                           14,000        190,827
     Shimamura Co. Ltd.                                       500         26,058
     Shimano Inc.                                           2,300         33,895
     Shimizu Corp.                                         14,000         57,135
     Shin-Etsu Chemical Co. Ltd.                            5,000        183,612
     Shionogi & Co. Ltd.                                    5,000        104,234
     Shiseido Co.                                           7,000         65,667
     Shizuoka Bank Ltd.                                     9,000         75,481
     Showa Denko K.K.                            +         15,000         21,408
     Showa Shell Sekiyu K.K.                                6,000         34,975
     Skylark Co.                                            2,000         56,928
     SMC Corp.                                   *            900         96,336
     Softbank Corp.                                         4,200        137,733
     Sony Corp.                                            11,200        736,370
     Sumitomo Bank Ltd. (The)                              69,000        569,837
     Sumitomo Chemical Co. Ltd.                            21,000         94,796
     Sumitomo Corp.                                        13,000         90,996
     Sumitomo Electric Industries                           9,000        102,037
     Sumitomo Marine & Fire
        Insurance Co. Ltd.                                 10,000         55,885
     Sumitomo Metal Industries Ltd               +         55,000         33,072
     Sumitomo Metal Mining Co. Ltd.                         8,000         37,396
     Taiheiyo Cement Corp.                                 14,000         29,634
     Taisei Corp.                                          16,000         39,000
     Taisho Pharmaceutical Co. Ltd.                         5,000         94,011
     Taiyo Yuden Co. Ltd.                                   2,000         53,239
     Takara Shuzo Co. Ltd.                                  3,000         39,521
     Takashimaya Co. Ltd.                                   6,000         41,854
     Takeda Chemical Industries                            11,000        511,546
     Takefuji Corp.                                         2,100        190,771
     Teijin Ltd.                                           13,000         73,068
     Terumo Corp.                                           3,100         56,919
     Tobu Railway Co. Ltd.                                 22,000         70,382
     Toho Co. Ltd.                                            400         47,787
     Tohoku Electric Power Co. Inc.                         6,200        101,162
     Tokio Marine & Fire Insurance Co. Ltd.                18,000        168,136
     Tokyo Broadcasting System                              1,000         19,243
     Tokyo Electric Power Co. Inc.                         15,500        401,419
     Tokyo Electronics Ltd.                                 2,200        133,178
     Tokyo Gas Co. Ltd.                                    32,000         97,242
     Tokyu Corp.                                           15,000         81,783
     Toppan Printing Co. Ltd.                               9,000         92,583
     Toray Industries Inc.                                 20,000         79,858
     Toshiba Corp.                                         40,000        211,352
     Tostem Corp.                                           4,000         65,747
     Toto Ltd.                                              6,000         41,806
     Toyo Information Systems                               1,000         38,887
     Toyo Seikan Kaisha Ltd.                                3,000         42,960
     Toyota Motor Corp.                                    45,100      1,587,466
     Trans Cosmos Inc.                                        400         16,196
     Uni-Charm Corp.                                        1,300         42,110
     Uny Co Ltd                                             3,000         30,596
     Wacoal Corp.                                           6,000         64,224
     Yakult Honsha Co. Ltd.                                 3,000         32,353
     Yamaha Corp.                                           3,000         30,236
     Yamanouchi Pharmaceutical Co. Ltd.                     4,000        112,252
     Yamato Transport Co. Ltd.                              6,000        125,802
     Yokogawa Electric                                      5,000         44,500
                                                                    ------------
                                                                      22,591,035
                                                                    ------------
NETHERLANDS--5.51%
     ABN AMRO Holding NV                                   18,467        346,901
     Aegon NV                                              16,178        455,373
     Akzo Nobel NV                                          3,586        151,786
     ASM Lithography Holding NV                  +          5,749        128,921
     Burhmann NV                                            1,897         17,890
     Elsevier NV                                            9,276        115,432
     Getronics NV                                           6,034         25,030
     Hagemeyer NV                                           1,677         32,297
     Heineken NV                                            4,759        191,878
     ING Groep NV                                +         11,742        767,380

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                             Shares        Value
     --------                                            --------   ------------
     Koninklijke Ahold NV                                   9,970   $    312,282
     Philips Electronics NV                                15,933        422,311
     QIAGEN NV                                  +           1,900         41,820
     Royal Dutch Petroleum Co.                             26,080      1,500,857
     Royal KPN NV                               *          15,530         88,085
     TNT Post Group NV                                      5,882        122,742
     Unilever NV - CVA                                      6,784        406,602
     VOPAK                                                  3,083         63,290
     Wolters Kluwer NV - CVA                                3,728        100,201
                                                                    ------------
                                                                       5,291,078
                                                                    ------------
NEW ZEALAND--0.07%
     Telecom Corp. of New Zealand Ltd.                    29,345          66,390
                                                                    ------------
                                                                          66,390
                                                                    ------------
NORWAY--0.44%
     DnB Holding ASA                                       16,900         73,314
     Norsk Hydro ASA                                        4,415        187,035
     Orkla ASA                                              4,712         85,298
     Telenor ASA                                +           8,100         33,404
     Tomra Systems ASA                                      2,600         40,939
                                                                    ------------
                                                                         419,990
                                                                    ------------
PORTUGAL--0.53%
     Banco Comercial Portugues SA "R"           +          26,209         97,623
     Banco Espirito Santo e Comercial de
        Lisboa SA                                           4,483         61,290
     Banco Portuguese de Invest SA                          9,264         21,488
     Brisa-Auto Estradas de                                 6,621         56,050
        Portugal SA
     Cimentos de Portugal SA                                2,292         44,432
     Electricidade de Portugal SA                          34,855         83,209
     Portugal Telecom SA                        +          16,327        113,889
     Portugal Telecom SGPS SA                              16,327          2,211
     Sonae SGPS SA                                         42,816         30,810
                                                                    ------------
                                                                         511,002
                                                                    ------------
SINGAPORE--0.85%
     Capitaland Ltd.                            +          38,000         52,140
     Chartered Semiconductor
        Manufacturing Ltd.                      +          16,000         40,043
     City Developments Ltd.                                15,000         58,041
     DBS Group Holdings Ltd.                               17,652        129,823
     Oversea-Chinese Banking Corp Ltd. -
        Ordinary Shares                                    17,350        113,318
     Singapore Airlines Ltd.                    +          16,000        110,648
     Singapore Press Holdings Ltd.                          5,000         54,885
     Singapore Technologies
        Engineering Ltd.                                   38,000         53,808
     Singapore Telecommunications Ltd.          +          75,000         78,210
     United Overseas Bank Ltd.                             15,392         97,150
     Venture Manufacturing Ltd.                             4,000         26,564
                                                                    ------------
                                                                         814,630
                                                                    ------------
SPAIN--3.06%
     Altadis SA                                             5,342         76,154
     Autopistas Concesionaria                               7,939         72,181
     Espanola SA
     Banco Bilbao Vizcaya SA                               39,486        510,759
     Banco Santander Central Hispano SA                    56,061        507,801
     Endesa SA                                  *          13,522        215,661
     Fomento de Construcciones y
        Contratas SA                                        2,945         56,094
     Gas Natural SDG SA                                     6,235        100,814
     Grupo Dragados SA                                      3,688         46,363
     Iberdrola SA                                          11,954        153,312
     Repsol YPF SA                                         16,467        271,832
     Sociedad General de Aguas de
        Barcelona SA                                        4,180         57,572
     Telefonica SA                              +          55,999        690,227
     Union Electrica Fenosa SA                              4,548         84,895
     Zardoya Otis SA                                        6,980         62,634
     Zeltia SA Rights                           +           2,783         28,318
                                                                    ------------
                                                                       2,934,617
                                                                    ------------
SWEDEN--2.23%
     ASSA Abloy AB "B"                                      4,800         68,569
     AssiDoman AB                                           1,400         29,067
     Atlas Copco AB "B"                                     2,419         47,890
     Drott AB "B"                                           2,450         25,546
     Electrolux AB "B"                          *           5,594         77,342
     Hennes & Mauritz AB "B"                               10,076        172,633
     NetCom AB "B"                              +           2,025         65,761
     Nordea AB                                             35,183        200,392
     OM Gruppen AB                                          1,450         18,383
     Sandvik AB                                             3,895         78,363
     Securitas AB "B"                                       4,665         81,640
     Skandia Forsakrings AB                                12,520        115,017
     Skandinaviska Enskilda Banken (SEB) "A"                9,300         88,426
     Skanska AB "B"                                         7,552         71,459
     Svenska Cellulosa AB "B"                               3,625         76,760
     Svenska Handelsbanken AB "B"                           7,900        112,854
     Swedish Match AB                                      16,628         77,906
     Telefonakfiebolaget Ericsson  AB "B"       *          94,408        516,044
     Telia AB                                   *          17,800         89,938
     Volvo AB "A"                                           2,500         36,517
     Volvo AB "B"                                           5,102         76,399
     WM-Data AB "B"                                         6,155         18,264
                                                                    ------------
                                                                       2,145,170
                                                                    ------------
SWITZERLAND--6.50%
     ABB Ltd.                                              15,072        228,077
     Adecco SA                                              2,300        108,253
     Credit Suisse Group                        +           3,688        606,306
     Gebruder Sulzer AG                                        95         30,232
     Givaudan - Foreign Registered              +             133         36,886
     Holcim Ltd.                                            1,020         50,051
     Holcim Ltd. "B"                                          405         82,467
     Kudelski SA - Bearer                                     640         53,765
     Lonza AG                                                 100         58,360
     Nestle SA                                              4,590        975,482
     Novartis AG                                           35,250      1,275,705

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                            Shares         Value
     -------                                            --------    ------------
     Roche Holding AG - Bearer                             2,000    $    163,009
     Roche Holding AG - Genusschein                        8,561         616,790
     Schindler Holding AG                                     38          42,282
     Schweizerische Rueckversicherungs-
        Gesellschaft                                         170         339,726
     SGS Societe Generale de Surveillance
        Holding SA                                           140          25,314
     Swatch Group AG                             +           200          42,560
     Swatch Group AG "B"                         +            47          47,067
     Swisscom AG                                             928         220,971
     Syngenta AG                                 +         1,613          84,803
     UBS AG                                                5,424         777,034
     Unaxis Holding AG "R"                                   200          28,151
     Zurich Financial Services AG                          1,031         351,611
                                                                    ------------
                                                                       6,244,902
                                                                    ------------
UNITED KINGDOM--21.16%
     Abbey National PLC                                   17,325         303,345
     Airtours PLC                                          7,987          32,462
     AMVESCAP PLC                                          9,206         159,893
     Arm Holdings PLC                            +        11,906          44,958
     AstraZeneca PLC                                      21,322         993,443
     AWG PLC                                               5,916          49,920
     BAA PLC                                              12,784         118,660
     BAE Systems PLC                                      37,622         180,157
     Barclays PLC                                         20,154         617,891
     Bass PLC                                             12,240         127,898
     BBA Group PLC                                         8,354          29,430
     BG Group PLC                                         41,786         164,691
     Blue Circle Industries PLC                            8,817          61,038
     BOC Group PLC                                         6,753          98,770
     Boots Co. PLC                                        11,868         100,311
     BP Amoco PLC                                        274,568       2,256,976
     British Airways PLC                                  14,961          72,378
     British American Tobacco PLC                         26,851         203,915
     British Land Co. PLC                                  7,760          52,929
     British Sky Broadcasting Group PLC          +        22,735         218,697
     British Telecommunications PLC                      104,243         646,268
     Bunzl PLC                                             7,064          48,679
     Cadbury Schweppes PLC                                24,486         165,121
     Canary Wharf Finance PLC                    +         9,565          74,523
     Capita Group PLC                                      8,619          56,061
     Carlton Communications PLC                            9,248          43,700
     Celltech Group PLC                          +         3,550          59,811
     Centrica PLC                                         48,433         154,787
     CGU PLC                                              26,982         373,010
     Chub PLC                                             15,278          35,721
     CMG PLC                                               7,717          33,753
     Compass Group PLC                           +        27,501         220,066
     Corus Group PLC                                      51,927          44,366
     Diageo PLC                                           40,660         446,020
     Dixons Group PLC                                     24,969          81,818
     Electrocomponents PLC                                 5,851          44,270
     EMI Group PLC                                        10,180          57,553
     Exel PLC                                              4,881          52,135
     GKN PLC "B"                                           9,548          91,578
     GlaxoSmithKline PLC                                  75,027       2,110,284
     Granada Compass PLC                                  35,491          74,496
     Great Universal Stores PLC                           12,943         110,761
     Halifax Group PLC                                    27,547         318,449
     Hammerson PLC                                         4,412          29,783
     Hanson PLC                                           10,233          75,337
     Hays PLC                                             22,158          57,103
     Hilton Group PLC                                     25,162          84,575
     HSBC Holdings PLC                                   112,400       1,331,771
     Imperial Chemical Industries PLC                     10,723          62,885
     International Power PLC                     +        16,708          70,433
     Invensys PLC                                         43,730          83,026
     J Sainsbury PLC                                      24,067         150,026
     Johnson Matthey PLC                                   3,522          53,098
     Kidde PLC                                   +        16,008          18,348
     Kingfisher PLC                                       18,249          98,744
     Land Securities PLC                                   6,367          78,260
     Lattice Group PLC                           +        43,537          97,201
     Legal & General Group PLC                            61,756         140,044
     Lloyds TSB Group PLC                                 66,862         669,035
     Logica PLC                                            5,724          69,471
     Marconi PLC                                          35,278         125,523
     Marks & Spencer PLC                                  37,999         140,011
     Misys PLC                                             7,480          52,282
     National Grid Group PLC                              17,493         128,911
     Nycomed Amersham PLC "A"                              9,180          66,488
     P&O Princess Cruises PLC                             12,391          64,477
     Pearson PLC                                           9,741         160,555
     Peninsular & Oriental Steam
        Navigation Co. PLC                                14,694          54,969
     Pilkington PLC                                       17,362          24,539
     Provident Financial PLC                               3,673          38,406
     Prudential Corp. PLC                                 23,719         287,206
     Psion PLC                                             7,170           9,075
     Railtrack Group PLC                                   7,258          34,092
     Reed International PLC                               15,549         137,764
     Rentokil Initial PLC                                 27,771          94,124
     Reuters Group PLC                                    17,557         227,900
     Rio Tinto PLC                                        13,179         233,904
     RMC Group PLC                                         4,043          38,948
     Royal Bank of Scotland Group PLC                     33,526         717,929
     Sage Group PLC                                       16,813          60,058
     Schroders PLC                                         3,718          42,745
     Scottish Power PLC                                   22,568         165,992
     Slough Estates PLC                                    7,368          35,697
     Smith & Nephew PLC                                   13,497          70,041
     Smiths Group PLC                                      8,306          96,370
     Tesco PLC                                            83,705         301,949
     3i Group PLC                                          7,240         108,540
     Unilever PLC                                         34,853         293,602

                                      102

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                            June 30, 2001 (Unaudited)

     Security                                    Shares           Value
     --------                                  -----------     -----------
     United Utilities PLC                            7,650     $    72,459
     Vodafone Group PLC ADR                        827,503       1,832,919
     Wolseley PLC                                    9,736          72,706
     WPP Group PLC                                  13,910         136,937
                                                               -----------
                                                                20,327,250
                                                               -----------
TOTAL COMMON STOCKS
 (Cost: $110,739,369)                                           92,843,132
                                                               -----------
PREFERRED STOCKS--0.34%
AUSTRALIA--0.23%
     News Corp. Ltd.                                27,308         218,811
                                                               -----------
                                                                   218,811
                                                               -----------
GERMANY--0.11%
     Hugo Boss AG                                      100          27,894
     Prosieben Satellite Media AG                    2,200          31,884
     Volkswagen AG                          +        1,600          49,289
                                                               -----------
                                                                   109,067
                                                               -----------
TOTAL PREFERRED STOCKS
 (Cost: $362,623)                                                  327,878
                                                               -----------

                                               Face Amount        Value
                                               -----------     -----------
 SHORT TERM INSTRUMENTS--6.86%
     Dreyfus Money Market Fund              ++  $2,443,148       2,443,148
     Federal Home Loan Mortgage
        Corporation Discount Note 3.86%,
        07/03/01                            ++     391,758         391,758
     Goldman Sachs Financial Square
        Prime Obligation Fund               ++   1,304,909       1,304,909
     Providian Temp Cash Money
        Market Fund                         ++   2,443,148       2,443,148
                                                               -----------
 TOTAL SHORT TERM INSTRUMENTS
  (Cost: $6,582,963)                                             6,582,963
                                                               -----------
REPURCHASE AGREEMENT--2.59%
     Investors Bank & Trust Tri-Party
        Repurchase Agreement, dated
        06/29/01, due 07/02/01 with a
        maturity value of $2,486,359 and
        an effective yield of 3.70%.             2,485,592       2,485,592
                                                               -----------
TOTAL REPURCHASE AGREEMENT
 (Cost: $2,485,592)                                              2,485,592
                                                               -----------
TOTAL INVESTMENTS IN SECURITIES--106.45%
     (Cost $120,170,547)                                       102,239,565

Other Assets, Less Liabilities--(6.45%)                         (6,192,116)
                                                               -----------
NET ASSETS-- 100.00%                                           $96,047,449
                                                               ===========

*    Denotes all or part of security on loan. See Note 4.
+    Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions. See Note 4.

The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO

                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2001 (Unaudited)

                                                              S&P 500 Index        Russell 2000 Index      International Index
                                                             Master Portfolio       Master Portfolio         Master Portfolio
                                                             ----------------      ------------------      -------------------
ASSETS
   Investments at cost                                        $2,842,931,519           $66,849,736             $120,170,547
                                                              --------------           -----------             ------------
   Foreign currency, at cost                                  $           --           $        --             $     70,505
                                                              --------------           -----------             ------------
   Investments at market value (Note 1)                   +   $3,015,582,346           $72,691,999             $102,239,565
   Cash                                                                  724                    --                        9
   Cash pledged for margin requirements (Note 1)                          --                    --                  403,753
   Foreign currency, at value                                             --                    --                   70,567
   Receivables:
      Investment securities sold                                   1,111,121                    --                       --
      Dividends and interest                                       2,573,663                79,989                  248,722
      Due from broker - variation margin                              95,175                60,600                       --
   Unrealized gain on forward currency exchange contracts                 --                    --                   63,894
                                                              --------------           -----------             ------------
   Total Assets                                                3,019,363,029            72,832,588              103,026,510
                                                              --------------           -----------             ------------
LIABILITIES
   Payables:
      Investment securities purchased                              3,270,489                    --                       --
      Due to broker - variation margin                                    --                    --                  197,256
      Collateral for securities loaned (Note 4)                  112,338,545             5,145,001                6,582,963
      Advisory fees (Note 2)                                         385,553                13,644                   32,403
      Administration fees (Note 2)                                        --                 3,412                   32,588
   Unrealized loss on forward currency exchange contracts                 --                    --                  133,851
                                                              --------------           -----------             ------------
   Total Liabilities                                             115,994,587             5,162,057                6,979,061
                                                              --------------           -----------             ------------
NET ASSETS                                                    $2,903,368,442           $67,670,531             $ 96,047,449
                                                              ==============           ===========             ============

+ Includes securities on loan with market values of $108,650,593, $4,894,411 and $6,230,918, respectively. See Note 4.
The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO

                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 2001 (Unaudited)

                                                                S&P 500 Index       Russell 2000 Index      International Index
                                                              Master Portfolio       Master Portfolio         Master Portfolio
                                                              ----------------      ------------------      -------------------
NET INVESTMENT INCOME
     Dividends                                           +     $  17,792,428            $  443,806              $ 1,104,486
     Interest                                                        871,088                35,914                   47,385
     Securities lending income                                        66,618                 4,537                   29,636
                                                               -------------            ----------              -----------
   Total investment income                                        18,730,134               484,257                1,181,507
                                                               -------------            ----------              -----------
EXPENSES (Note 2)
     Advisory fees                                                   738,193                24,920                   74,741
     Administration fees                                                  --                 6,230                   49,827
                                                               -------------            ----------              -----------
   Total expenses                                                    738,193                31,150                  124,568
                                                               -------------            ----------              -----------
   Net investment income                                          17,991,941               453,107                1,056,939
                                                               -------------            ----------              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on sale of investments              53,207,201               318,136                  (24,397)
     Net realized gain (loss) on sale of futures contracts        (1,743,544)               97,667                  (93,010)
     Net realized loss on foreign currency transactions                   --                    --                  (95,553)
     Net change in unrealized appreciation (depreciation)
        of investments                                          (284,704,909)            3,680,839              (16,662,253)
     Net change in unrealized appreciation (depreciation)
        of futures contracts                                         154,737                 3,050                  (42,344)
     Net change in unrealized appreciation (depreciation)
        on translation of assets and liabilities in
        foreign currencies                                                --                    --                 (106,890)
                                                               -------------            ----------              -----------
   Net gain (loss) on investments                               (233,086,515)            4,099,692              (17,024,447)
                                                               -------------            ----------              -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $(215,094,574)           $4,552,799             $(15,967,508)
                                                               =============            ==========             ============

+    Net of foreign withholding tax of $95,587, $-- and $153,126, respectively.
The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     S&P 500 Index Master Portfolio
                                                                               ----------------------------------------
                                                                                 For the Six
                                                                                Months Ended              For the
                                                                                June 30, 2001            Year Ended
                                                                                 (Unaudited)          December 31, 2000
                                                                               ---------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income                                                     $    17,991,941        $      47,775,321
     Net realized gain (loss)                                                       51,463,657              854,753,964
     Net change in unrealized appreciation (depreciation)                         (284,550,172)          (1,244,831,494)
                                                                               ---------------        -----------------
   Net increase (decrease) in net assets resulting from operations                (215,094,574)            (342,302,209)
                                                                               ---------------        -----------------
Interestholder transactions:
     Contributions                                                                 550,527,912            1,599,306,476
     Withdrawals                                                                  (660,154,579)          (2,856,439,610)
                                                                               ---------------        -----------------
   Net increase (decrease) in net assets resulting from
   interestholder transactions                                                    (109,626,667)          (1,257,133,134)
                                                                               ---------------        -----------------
   Increase (decrease) in net assets                                              (324,721,241)          (1,599,435,343)

NET ASSETS:
   Beginning of period                                                           3,228,089,683            4,827,525,026
                                                                               ---------------        -----------------
   End of period                                                               $ 2,903,368,442        $   3,228,089,683
                                                                               ===============        =================

* For the period from December 19, 2000 (commencement of operations) to December 31, 2000

The accompanying notes are an integral part of these financial statements.

   Russell 2000 Index Master Portfolio               International Index Master Portfolio
-----------------------------------------          ----------------------------------------
 For the Six                                        For the Six
Months Ended                 For the               Months Ended               For the
June 30, 2001             Period Ended             June 30, 2001             Year Ended
 (Unaudited)           December 31, 2000*           (Unaudited)           December 31, 2000
-------------          ------------------          -------------          -----------------



 $  453,107                $    54,437              $  1,056,939             $  1,038,737
    415,803                    (13,760)                 (212,960)               1,485,818
  3,683,889                  2,179,224               (16,811,487)             (13,054,638)
-----------                -----------              ------------             ------------
  4,552,799                  2,219,901               (15,967,508)             (10,530,083)
-----------                -----------              ------------             ------------


 14,744,476                 50,010,000                15,561,664               96,549,910
 (3,856,645)                        --                (9,369,893)             (43,819,294)
-----------                -----------              ------------             ------------
 10,887,831                 50,010,000                 6,191,771               52,730,616
-----------                -----------              ------------             ------------
 15,440,630                 52,229,901                (9,775,737)              42,200,533


 52,229,901                         --               105,823,186               63,622,653
-----------                -----------              ------------             ------------
$67,670,531                $52,229,901              $ 96,047,449             $105,823,186
-----------                -----------              ------------             ------------

                           MASTER INVESTMENT PORTFOLIO
                 NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

 1.  SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate to the S&P 500 Index, Russell 2000 Index and International Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

FOREIGN CURRENCY TRANSLATION

     The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

     The Master Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master

Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

     The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     As of June 30, 2001, the open futures contracts outstanding were as follows:

                                                                                                         Net Unrealized
                                       Number of        Futures        Expiration        Notional         Appreciation
Master Portfolio                       Contracts         Index            Date        Contract Value     (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio              81          S&P 500         09/21/01       $24,941,925          $(568,363)

Russell 2000 Index Master Portfolio         12        Russell 2000      09/21/01         3,093,600          $  20,850

International Index Master Portfolio        26          Euro 50         09/21/01           944,238          $ (27,878)

                                             8          FSTE 100        09/01/01           635,783            (28,520)

                                            25         Nikkei 300       09/17/01           517,158             (3,968)
                                                                                                            ---------
                                                                                                            $ (60,366)

     The S&P 500 Index and Russell 2000 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $1,400,000 and $400,000, respectively.

     The International Index Master Portfolio has pledged to a broker a cash balance in the amount of $403,753 for initial margin requirements.

REPURCHASE AGREEMENTS

     Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

     The repurchase agreements held by the S&P 500 Index, Russell 2000 Index and International Index Master Portfolios at June 30, 2001 were fully collateralized by U.S. Government obligations with a rate of 6.75%, a maturity date of 05/15/05 and aggregate market values of $21,843,847, $2,908,935 and $2,543,976, respectively.

FORWARD CURRENCY EXCHANGE CONTRACTS

     A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The International Index Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities.

Contracts are recorded at market value and marked-to-market daily. The International Index Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

    As of June 30, 2001, the International Index Master Portfolio held the following foreign currency and cross currency exchange contracts:


Forward Cross Currency Contracts
------------------------------------------------------------------------------------------------------------------------------------
                                                U.S.                                       U.S.
                                               Dollar                                     Dollar      Exchange      Unrealized
   Contracts to Deliver                        Value      In Exchange For                 Value         Date            Loss
          36,177 British Pound Sterling       $ 50,813        6,160,698 Japanese Yen      $49,585      08/03/01      $ (1,228)

------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $ (1,228)
------------------------------------------------------------------------------------------------------------------------------------



   Forward Foreign Currency Contracts
------------------------------------------------------------------------------------------------------------------------------------
                                   Foreign Currency        Exchange      Foreign Currency    U.S. Dollar     Unrealized
   Currency                         Purchased/Sold           Date          Cost/Proceeds        Value        Gain (Loss)
   Purchase Contracts

   British Pound Sterling              1,051,437           08/03/01        $ 1,493,879       $ 1,476,798     $  (17,081)

   Euro Dollar                         2,704,777           08/03/01          2,376,023         2,288,259        (87,764)

   Japanese Yen                      135,954,858           08/03/01          1,122,013         1,094,242        (27,771)

------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        $ (132,616)
------------------------------------------------------------------------------------------------------------------------------------


   Sale Contracts

   British Pound Sterling                513,223           08/03/01        $   728,000       $   720,848     $    7,152

   Euro Dollar                             1,805           07/02/01              1,531             1,528              3

                                       1,432,792           08/03/01          1,247,000         1,212,152         34,848

   Japanese Yen                          524,450           07/02/01              4,199             4,206             (7)

                                      89,221,956           08/03/01            740,000           718,109         21,891

------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        $   63,887
------------------------------------------------------------------------------------------------------------------------------------

 2. AGREEMENTS AND OTHER
    TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% and 0.08% of the average daily net assets of the S&P 500 Index and Russell 2000 Index Master Portfolios, respectively, and 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio, as compensation for advisory services.

    Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

    Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

    MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% of the average daily net assets of the Russell 2000 Index Master Portfolio, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the S&P 500 Index Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

    Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the six months ended June 30, 2001, BGIS received brokerage commissions from the Russell 2000 Index Master Portfolio in the amount of $16, related to the purchases and sales of portfolio investments.

    Certain officers and trustees of MIP are also officers of Stephens. As of June 30, 2001, these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

 3. INVESTMENT PORTFOLIO TRANSACTIONS

    Investment transactions (exclusive of short-term investments) for the six months ended June 30, 2001 were as follows:

Master Portfolio                                 Purchases              Sales
--------------------------------------------------------------------------------
S&P 500 Index Master Portfolio               $ 122,953,122   $    176,817,818

Russell 2000 Index Master Portfolio             14,084,121          5,367,962

International Index Master Portfolio             5,580,693            229,488

    At June 30, 2001, the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                                       Net Unrealized
                                                      Tax          Unrealized         Unrealized         Appreciation
Master Portfolio                                     Cost        Appreciation       Depreciation       (Depreciation)
S&P 500 Index Master Portfolio            $ 2,842,931,519       $ 540,830,019    $ (368,179,192)        $ 172,650,827

Russell 2000 Index Master Portfolio            66,849,736          10,976,568        (5,134,305)            5,842,263

International Index Master Portfolio          120,170,547           2,795,211       (20,726,193)          (17,930,982)

 4. PORTFOLIO SECURITIES LOANED

    Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The collateral is maintained at a value equal to at least 100% of the current market value of the loaned securities. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

    As of June 30, 2001, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in U.S Government Agency obligations and money market mutual funds. The market value of the securities on loan at June 30, 2001 and the value of the related collateral were as follows:

                                               Value of          Value of
Master Portfolio                             Securities        Collateral
--------------------------------------------------------------------------
S&P 500 Index Master Portfolio            $ 108,650,593     $ 112,338,545

Russell 2000 Index Master Portfolio           4,894,411         5,145,001

International Index Master Portfolio          6,230,918         6,582,963


 5. FINANCIAL HIGHLIGHTS

    Financial highlights for each of the Master Portfolios were as follows:

                                                           Six            For the          For the
                                                  Months Ended         Year Ended     Period Ended
                                                 June 30, 2001       December 31,     December 31,
                                                   (Unaudited)               2000             1999
-----------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio

Ratio of expenses to average net assets /4/             0.05 %             0.05 %           0.05 %/1/
Ratio of net investment income to
average net assets                      /4/             1.21 %             1.22 %           1.44 %/1/
Portfolio turnover rate                                    4 %               10 %              7 %/1/
Total return                                           (6.71)%/6/         (9.19)%          19.82 %/1,6/

Russell 2000 Index Master Portfolio

Ratio of expenses to average net assets /4/             0.10 %             0.09 %/2/           N/A
Ratio of net investment income to
average net assets                      /4/             1.45 %             3.30 %/2/           N/A
Portfolio turnover rate                                    9 %                0 %/2,5/         N/A
Total return                                           11.30 %/6/         (4.40)%/2,6/         N/A

International Index Master Portfolio

Ratio of expenses to average net assets /4/             0.25 %             0.25 %           0.25 %/3/
Ratio of net investment income to
average net assets                      /4/             2.12 %             1.47 %           0.82 %/3/
Portfolio turnover rate                                    0 %/5/            45 %             39 %/3/

Total return                                          (14.62)%/6/        (14.85)%          20.50 %/3,6/





                                                         For the        For the        For the          For the
                                                      Year Ended     Year Ended     Year Ended       Year Ended
                                                    February 28,   February 28,   February 28,     February 29,
                                                            1999           1998           1997             1996
-------------------------------------------------------------------------------------------------------------------



S&P 500 Index Master Portfolio

Ratio of expenses to average net assets /4/               0.05 %         0.05 %         0.05 %           0.05 %
Ratio of net investment income to
average net assets                      /4/               1.61 %         1.89 %         2.31 %           2.68 %
Portfolio turnover rate                                     11 %            6 %            4 %              2 %
Total return                                             19.65 %        34.77 %        25.97 %          34.50 %

Russell 2000 Index Master Portfolio

Ratio of expenses to average net assets /4/                  N/A            N/A            N/A              N/A
Ratio of net investment income to
average net assets                      /4/                  N/A            N/A            N/A              N/A
Portfolio turnover rate                                      N/A            N/A            N/A              N/A
Total return                                                 N/A            N/A            N/A              N/A

International Index Master Portfolio

Ratio of expenses to average net assets /4/                  N/A            N/A            N/A              N/A
Ratio of net investment income to
average net assets                      /4/                  N/A            N/A            N/A              N/A
Portfolio turnover rate                                      N/A            N/A            N/A              N/A

Total return                                                 N/A            N/A            N/A              N/A

/1/ For the ten months ended December 31, 1999. The S&P 500 Index Master Portfolio changed its fiscal year end from February 28 to December 31.

/2/ Period from December 19, 2000 (commencement of operations) to December 31, 2000.

/3/    Period from October 1, 1999 (commencement of operations) to December 31,
       1999.

/4/    Annualized for periods of less than one year.

/5/    Rounds to less than 1%.

/6/    Not annualized.

                                                            -------------------

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